UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds

(Exact name of registrant as specified in charter)

1010 Grand Boulevard
Kansas City, MO 64106

  (Address of principal executive offices)

Scout Investment Advisors, Inc.
1010 Grand Boulevard
Kansas City, MO 64106

 (Name and address of agent for service)

Registrant's telephone number, including area code: (816) 860-7512

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT
June 30, 2010

Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)
TrendStar Small Cap Fund (TRESX)
International Fund (UMBWX)
International Discovery Fund (UMBDX)
Bond Fund (UMBBX)
Money Market Fund – Federal Portfolio (UMFXX & UMGXX)
Money Market Fund – Prime Portfolio (UMPXX & UMQXX)
Tax-Free Money Market Fund (UMTXX & UMUXX)

Table of Contents

Economic and Market Commentary	1
Stock Fund	2
Mid Cap Fund	6
Small Cap Fund	11
TrendStar Small Cap Fund	16
International Fund	20
International Discovery Fund	25
Bond Fund	30
Money Market Fund – Federal Portfolio	34
Money Market Fund – Prime Portfolio	34
Tax-Free Money Market Fund	38
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	46
Financial Highlights	50
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	65
Expense Example	66
Other Information	67
Trustees and Officers	68

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS ANNUAL REPORT

Economic and Market Commentary

In 2007, we postulated that our nation’s financial picture was going to change, and perhaps dramatically, as the amount and structure of the nation’s debt picture was going to come under scrutiny. Many believe the U.S. economy currently is undergoing a growth spurt, which follows the most significant economic contraction since the Great Depression. We have titled the recently-ended recession as the “Great Recession” and many others are now utilizing the same label. Are the imbalances which drove us into the Great Recession now in balance? Have all economic sins been forgiven? The answer to both these questions, in our opinion, is “no”.

Currently, debt represents 360% of GDP (March 2010). As recently as 30 years ago, this ratio stood at 150% of GDP. In other words, without interest rate impact, we as a nation are spending 240% more of our national income on debt service now than was the case in 1980. At the least, our economy’s income statement (GDP) will likely be more sensitive to interest rate shifts than in the past. As the economy becomes more volatile in its growth pattern, the time between recessions may shorten the overall length of the business cycle. We have long been arguing this to potentially be one of the macro impacts of the current debt/income structure of the U.S. economy.

Who do we, as a society, owe this money to? A full 47% of U.S. debt outstanding is currently owed to investors outside of the country. Also, 50% of U.S. Treasury debt outstanding is currently owed to foreign investors. This raises two issues for us — one centers on economic dependency (the U.S. needs foreign investors to purchase its debt), while the other issue centers on economic drain (the more money the U.S. pays to foreign investors for debt service, net of foreign debt income, the larger the impact on the growth of GDP).

Fiat currencies (currencies which are not backed by gold) tend to lose “real” value over time. This is typically due to inflation. The relative value of one currency to the other relies on many things, but primarily on the supply of and the demand for a currency. As long as investors continue to want U.S. dollars, particularly in relation to the supply of those dollars, the currency should rise in relation to other currencies. However, when the supply of dollars, due to debt and other reasons, exceeds the demand for those dollars, the value of the currency will usually decline. Since August 2001, the value of the U.S. Dollar Index has declined by 27.5% in value, reflecting excess supply of dollars in the world’s financial system as compared to the demand for those dollars. Over this same period of time, the level of debt-to-GDP within the U.S. has mushroomed.

All of this leads us to the following conclusions:

•	Going forward, we believe our national income accounts (sustainable GDP growth rates) will be impacted more dramatically due to interest rates than has historically been the case.

•	We believe that given the fact that half of our nation’s debt is owed to those outside the U.S., a “economic drain factor” will negatively impact overall economic growth.

•	We believe there exist risks that, over the long-run, the value of the dollar will be under some degree of pressure relative to other currencies.

•	Due to the above, we anticipate that business cycles may be shorter and more volatile than has been the case over the last 25 years.

In the meantime, it appears that our national focus is currently on the nation’s income statement (GDP growth) with income currently rising. Eventually, the focus of the markets will likely be back on the balance sheet and debt structure. This may continue to “scare” the markets from time to time. We believe the financial markets are not out of the woods regarding debt structure and the problems that were uncovered two years ago.

What does all of this mean to you, our shareholders? Simply put, during times of economic change and uncertainty, we believe investing in assets that share one common denominator, quality, makes tremendous sense. Our commitment to “quality” in all that we do should give you, our shareholders, comfort that the investments being made in the Scout Funds share a high-quality bias. It is our belief that during times of change and uncertainty, quality will win at the end of the day.

I would like to thank all the shareholders and owners of the Scout Funds for your continued support. We at Scout remain focused on our mission — to manage your assets in a consistent, high-quality manner.

Sincerely,

W. B. Greiner, CFA
President and Chief Investment Officer
Scout Investment Advisors, Inc.

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. For a Prospectus which contains this and other information about the Funds, call 800-996-2862. Please read the Prospectus carefully before investing.

JUNE 30, 2010

 Stock Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Stock Fund seeks long-term growth of capital and income by investing in common stocks of companies thought to be undervalued and have the potential for capital appreciation.

The equity markets this year were the opposite of the prior year. High beta1 stocks, regardless of quality, soared as investors incrementally realized that large swaths of the corporate world were not going to go bankrupt. Consequently, the S&P 500 Index returned 14.43% for the one-year period ended June 30, 2010. The Scout Stock Fund underperformed the Index, gaining 7.50% for the same time period. In essence, the quality and stable company bias that protected shareholders last fiscal year led to a significant lag in performance.

From a top-down point of view, compounding these issues is the specter of a significant tax increase should the so-called “Bush tax cuts” not be renewed in some form. The United States is now moving into an election cycle and “policy fatigue” appears to have set in. Political leadership is now facing considerable resistance to new economic stimulation and subsequent deficits. The government’s home buying program has expired following an outsized impact in housing. There are still significant inventories, which must be sold, and there is anecdotal evidence that home builders actually built in advance of the expiration of the government program in hopes of settling sales prior to the expiration. Some people never learn. Given the outsized impact housing has on consumer wealth and perceptions of wealth, we face several years of flat housing prices and wounded owners.

Accordingly, with unemployment remaining stubbornly high, consumers do not know what the future holds. Businesses have reacted to the uncertainty by building up ever larger cash balances in spite of the significant opportunity cost of maintaining those balances in a low interest rate environment.

Money supply growth seems to have run out of steam. Many money supply measures have stopped growing, and the velocity of money (a key variable in multiplying the power of money) doesn’t appear to have gained much traction to begin with.

Within this environment, the Fund has become increasingly sector neutral as the number of unknowns has continued to pile up. During the past year, the Fund’s zero sector weight in Telecommunication Services was a significant addition to relative performance. The overweight in the Industrials sector helped as well. Net negative contributors from sector positioning came from Financials and Health Care. The Fund normalized its position in the Financials sector after being seriously underweight, particularly in regards to bank stocks. However, our high-quality and modest beta1 portfolio were significant detractors in the Information Technology and Consumer Discretionary sectors. While the Fund held a neutral exposure to those sectors, we did not own, and typically do not own, extremely high beta1 companies, which had huge moves during the fiscal year.

From a company perspective, the TJX Cos., Inc. (NYSE: TJX) was a top contributor. The company sells brand clothing at discount through various retail concepts, including TJMaxx and Marshall’s. TJX is also beginning to enjoy success in Europe, which should be a substantial long-term driver. This position fills a key theme for the long term that is to focus on the value end of retailing. The company has continued to outperform, while improving internal operations and maintaining sources of high-quality inventory. The second-highest contributor was Fastenal Co. (NASDAQ: FAST). Fastenal distributes fasteners and other industrial and construction supplies. Fastenal’s product line consists of prosaic fasteners such as bolts and nuts and screws. Fastenal rebounded significantly, as expectations and orders for industrial goods rebounded. The third highest contributor was Emerson Electric Co. (NYSE: EMR). Emerson sells industrial motors and power supplies, as well as climate control products. Emerson sells products further along the value chain than Fastenal and rebounded for many of the same reasons.

Significant detractors for performance included Anadarko Petroleum Corp. (NYSE: APC), Gilead Sciences, Inc. (NASDAQ: GILD) and General Electric Co. (NYSE: GE). Anadarko is an exploration and production company, focused predominantly in the Gulf of Mexico. The oil leak at the BP platform significantly hurt all associated companies. Although the damage from the leak seems to have mitigated as of this writing, the risks are essentially not knowable. The spill has become politically charged, and will be the subject of significant litigation and uncertainty for years to come. Accordingly, the position was eliminated. Gilead Sciences sells the best first line antiviral medication for the treatment of HIV. We have expected treatment to come earlier as more states test emergency room patients for HIV unless they refuse. Further, treatment is coming earlier upon diagnosis of HIV status. These events have come to pass, however, long-term pressures from concerns about 2018 patent expirations and the impact of U.S. healthcare reform, coupled with foreign government mandated price cuts abroad significantly impacted Gilead stock price. Finally, Adobe Systems, Inc. (NASDAQ: ADBE) is held in expectation of ad spending picking up. However, the dispute with Apple, Inc. (NASDAQ: AAPL) (which has refused to endorse Adobe’s flash technology — the core product) and higher expenses to support future product launches has affected performance. In our view, spending more in support of future product launches is not a negative. However, we are concerned about Apple’s increasing power to set standards for technology and we are monitoring the dispute over Flash closely.

1 Beta is a measure of the volatility of a security in comparison to the market as a whole.

SCOUT FUNDS ANNUAL REPORT

Presently, many companies have enormous cash balances and market sentiment appears poor. Valuations are often low as compared to historical ratios and company earnings are strong, although earnings momentum is beginning to slow. In this environment, we expect many companies to begin acquiring competitors at reasonable prices. Usually mergers and acquisition activity is a good signal that the market is reasonably priced and companies are seeing bargains. Another catalyst will likely be the election this November. The market generally does not like uncertainty, or change. If gridlock emerges in the halls of Congress, the market usually has viewed this as a positive. We expect the economy may slow prior to the election and we may face significant economic headline risk before the market begins to move higher. In a slow growth environment, quality companies with stable earnings and reasonable prices typically outperform. The advisor is positioned accordingly.*

Thank you for your support of the Scout Stock Fund and the Scout Funds.

James A. Reed II, JD, CFA
Larry L. Valencia, CFA
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Stock Fund, S&P 500® Index and Lipper Large-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

2
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Standard & Poor 500® Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Lipper Large-Cap Core Funds Index invests primarily in companies above $10 billion without a specific growth or value strategy.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.

JUNE 30, 2010

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Stock Fund (UMBSX)
as of June 30, 2010

	1 Year	3 Years	5 Years	10 Years
Scout Stock Fund	7.50%	-6.44%	1.00%	0.09%
S&P 500® Index[1]	14.43%	-9.81%	-0.79%	-1.59%
Lipper Large-Cap Core Funds Index[1]	12.33%	-9.56%	-0.78%	-2.17%

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2009, the gross expense ratio for the Fund was 0.94% (as disclosed in the most recent Prospectus) compared to the June 30, 2010 gross expense ratio of 0.96%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout Stock Fund do not exceed 0.90%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to April 1, 2005, the Fund was managed in accordance with a different investment objective.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Stock Fund (UMBSX)

	Net Asset Value	Income & Short-Term[3] Gains Distribution	Long-Term[3] Gains Distribution	Cumulative[4] Value Per Share Plus Distributions
12/31/05	$14.59	$0.35	$1.79	$40.38
12/31/06	14.38	0.32	1.54	42.03
12/31/07	14.18	0.20	1.70	43.73
12/31/08	10.18	0.07	0.14	39.94
12/31/09	11.65	0.17	—	41.58
6/30/10[2]	10.61	0.04	—	40.58
2	Six month only. Distributions typically occur in June and/or December.

3	Represents distributions for the respective 12-month or 6-month period ended.

4	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout Stock Fund (UMBSX)

Based on total net assets as of June 30, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout Stock Fund (UMBSX)

	Market Value (000’s)	Percent of Total
Toronto-Dominion Bank	$3,246	3.2%
Philip Morris International, Inc.	3,209	3.2%
Oracle Corp.	3,004	3.0%
Chubb Corp.	3,001	3.0%
American Express Co.	2,978	3.0%
Waters Corp.	2,911	2.9%
Occidental Petroleum Corp.	2,700	2.7%
Cisco Systems, Inc.	2,664	2.7%
McCormick & Co., Inc.	2,657	2.7%
Microsoft Corp.	2,531	2.5%
Top Ten Equity Holdings Total	$28,901	28.9%

Based on total net assets as of June 30, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

  SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

STOCK FUND
	Shares	Value
COMMON STOCKS — 97.4%
CONSUMER DISCRETIONARY — 10.5%
Honda Motor Co., Ltd.[1]	77,500	$2,228,125
Marriott International, Inc. — Class A	42,000	1,257,480
TJX Cos., Inc.	50,000	2,097,500
VF Corp.	34,000	2,420,120
Walt Disney Co.	80,000	2,520,000
		10,523,225
CONSUMER STAPLES — 12.9%
Colgate-Palmolive Co.	20,000	1,575,200
JM Smucker Co.	33,000	1,987,260
McCormick & Co., Inc.	70,000	2,657,200
PepsiCo, Inc.	26,000	1,584,700
Philip Morris International, Inc.	70,000	3,208,800
Wal-Mart Stores, Inc.	40,000	1,922,800
		12,935,960
ENERGY — 10.6%
Apache Corp.	20,000	1,683,800
Chevron Corp.	28,000	1,900,080
EOG Resources, Inc.	23,000	2,262,510
National Oilwell Varco, Inc.	61,000	2,017,270
Occidental Petroleum Corp.	35,000	2,700,250
		10,563,910
FINANCIALS — 16.0%
American Express Co.	75,000	2,977,500
Chubb Corp.	60,000	3,000,600
Fifth Third Bancorp	200,000	2,458,000
Franklin Resources, Inc.	24,000	2,068,560
Lincoln National Corp.	95,000	2,307,550
Toronto-Dominion Bank	50,000	3,245,500
		16,057,710
HEALTH CARE — 10.9%
Baxter International, Inc.	40,000	1,625,600
Gilead Sciences, Inc.*	20,000	685,600
Johnson & Johnson	20,000	1,181,200
UnitedHealth Group, Inc.	80,000	2,272,000
Waters Corp.*	45,000	2,911,500
Zimmer Holdings, Inc.*	42,000	2,270,100
		10,946,000
INDUSTRIALS — 11.8%
Boeing Co.	25,000	1,568,750
Danaher Corp.	68,000	2,524,160
Fastenal Co.	20,000	1,003,800
General Electric Co.	140,000	2,018,800
Norfolk Southern Corp.	25,000	1,326,250
Union Pacific Corp.	20,000	1,390,200
United Technologies Corp.	30,000	1,947,300
		11,779,260

	Shares/ Principal Amount	Value
INFORMATION TECHNOLOGY — 18.6%
Adobe Systems, Inc.*	80,000	$2,114,400
Apple, Inc.*	9,000	2,263,770
Broadcom Corp. — Class A	58,000	1,912,260
Cisco Systems, Inc.*	125,000	2,663,750
Google, Inc. — Class A*	4,000	1,779,800
Intel Corp.	120,000	2,334,000
Microsoft Corp.	110,000	2,531,100
Oracle Corp.	140,000	3,004,400
		18,603,480
MATERIALS — 2.3%
Praxair, Inc.	30,000	2,279,700

TELECOMMUNICATION SERVICES — 1.5%
Verizon Communications, Inc.	55,000	1,541,100

UTILITIES — 2.3%
Dominion Resources, Inc.	60,000	2,324,400

TOTAL COMMON STOCKS
(Cost $94,623,083) — 97.4%		97,554,745

SHORT-TERM INVESTMENTS — 8.7%
U.S. GOVERNMENT AND AGENCIES
Federal Farm Credit Bank
0.010%, 07/01/10	$2,762,000	2,762,000
Federal Home Loan Bank
0.001%, 07/01/10	5,917,000	5,917,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,679,000) — 8.7%		8,679,000

TOTAL INVESTMENTS
(Cost $103,302,083) — 106.1%		106,233,745

Liabilities less other assets — (6.1)%		(6,146,437)

TOTAL NET ASSETS — 100.0%
(equivalent to $10.61 per share;
unlimited shares of $1.00 par value
capital shares authorized;
9,430,802 shares outstanding)		$100,087,308

*	Non-income producing security.

1	ADR- American Depositary Receipt

See accompanying Notes to Financial Statements.

JUNE 30, 2010

Mid Cap Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of companies classified as mid-capitalization located anywhere in the United States.

It may not feel like it, but stocks were up strongly during the 2010 fiscal year. As measured by the Russell Mid Cap Index, mid cap securities performed particularly well, besting both large and small caps.1 The markets benefited from a huge snapback rally that began in March of 2009 and continued, nearly unabated, until late April 2010. Record low federal funds rates, “quantitative easing” by the Fed (i.e., buying treasury and mortgage-backed bonds to help keep long-term interest rates down), a huge fiscal stimulus package and attractive valuations all served to fuel the equity markets for much of the year.

Temporary hiccups along the way included regulatory reform chatter aimed mostly at the Health Care, Financials and Energy sectors; sovereign debt fears, first in Dubai and then in southern Europe; and even slowdown concerns in China failed to staunch the rally until late in the fiscal year. The market saw a powerful, steady move off the temporary lows in February and by the end of April stocks were reflecting a strong “V-shaped” recovery outlook. Unfortunately, it appears that many of the aforementioned fears once again resurfaced and this time, with expectations higher, the markets rolled over. What started as a mild correction became more serious following the “flash crash” on May 6, 2010, which temporarily sent the Dow Jones Industrial Average down nearly 1000 points in one afternoon and closing that day down 347 points. Blue chip stocks such as Procter & Gamble collapsed for seemingly no reason before rallying back sharply. Consumer confidence was already fragile, so it is likely that the flash crash and sovereign debt fears not only caused investors to sell their stocks, but to reconsider their spending plans altogether. Companies, despite having record levels of cash, also held back, which seems to have further fueled the negative feedback loop that made its way into the real economy. In our view, the change in sentiment was astounding. Macroeconomic indicators were generally moving higher through April and management teams were confirming the strength in the overall economy during their first quarter commentary. This all abruptly changed course in May as leading economic indicators decelerated. We believe the weak stock market was the cause, rather than the effect, of a portion of the weaker economic data.

One could argue that investors were reacting to anticipated headwinds. First, the Fed ended quantitative easing in early April. The money supply, as measured by M2 grew only 1.7% in the calendar second quarter compared to 8.9% during the second quarter of last year. Second, health care and financial regulatory reform are behind us, but the details are yet to be worked out and there is much uncertainty regarding how those laws will impact company profitability. The homebuyer credit was phased out and it looks like housing numbers are now getting worse. In fact, mortgage purchase applications dropped 35% year-over-year in June despite low mortgage rates. Also, investors may be concerned that the Bush tax cuts could expire at the end of the year. Some economists project a failure to extend the tax cuts could take a percent or more off 2011 growth. Finally, it appears that numerous leaders in Europe (and many Republicans in the U.S.) deciding that government spending has gone too far, there is little chance of a major stimulus or tax cut package coming out of either Europe or the U.S. With all these forces working together to form a stiff headwind, equities ended the year on a sour note, albeit with nice gains over the 12-month period.

In spite of the weakness at fiscal year-end, the Scout Mid Cap Fund was up 25.61% for the year, outperforming the Russell Midcap Index by 48 basis points. We were particularly pleased with results, as most actively managed mid cap peers underperformed the index over this time period as unmanaged indexes, including mid caps, rebounded strongly after being pounded in the bear market.

The outperformance was driven almost entirely by good stock picking. The Fund’s underweight in Utilities helped, while the overweight in Energy hurt performance, but the net effect on overall sector allocation was neutral. Utilities were mostly avoided due to their defensive nature and a lack of identifiable catalysts to drive the stocks. We expected Energy stocks to do well if demand for oil and gas picked up. Although the economy rebounded smartly, the price of oil was up only about 8% during the fiscal year ending June 30, due to a drop in the oil price late in the fiscal year.

The top individual stock contributor for the fiscal year was Cimarex Energy Co. (NYSE: XEC). Cimarex is an energy production and exploration company with assets in three primary locations: the Mid-Continent (predominantly Oklahoma), the Permian Basin (west Texasand southeastern New Mexico), and onshore Gulf Coast. The Mid-continent assets have shown promising results over the last year and are expected to drive much of the growth going forward. We believe Cimarex has good management, low debt and solid assets — a combination we like. Lam Research Corp. (NASDAQ: LRCX) was another top contributor. The semiconductor capital equipment maker suffered from extremely low order rates in late 2008 and early 2009. As semiconductor demand rebounded off the bottom, sales picked up and profit margins expanded. Rounding out the top three, Cliffs Natural Resources, Inc. (NYSE: CLF) also snapped back from extremely depressed results during the depths of the recession. China was likely the primary driver for the improvement in iron ore demand as the Chinese government used a massive infrastructure spending program to stimulate their economy during the downturn. This appears to have pushed up iron ore and metallurgic coal prices, as they are primary inputs used in steel-making.

Harley-Davidson, Inc. (NYSE: HOG), the iconic motorcycle manufacturer, was the worst performance contributor. We bought the stock in early April following their first quarter conference call. Recent data were showing that used motorcycle prices were moving higher and inventories were extremely lean. Also, monthly survey data indicated an improvement in retail demand. At the time, the macroeconomic

1	For performance measured from July 1, 2009-June 30, 2010: Russell Mid Cap Index (mid caps): 25.13%; Russell 2000 Index (small cap): 21.48%; Russell Top 200 (large caps) 11.62%.

 SCOUT FUNDS ANNUAL REPORT

indicators were also improving, so we felt it was a good time to buy the stock. Unfortunately, not long after the purchase, the economy hit a soft patch, sending makers of more discretionary items, including motorcycles, lower. Recently, second quarter results were published and the company appears to be making progress, with retail sales much better than expected and the finance division showing much improved underwriting. CF Industries Holdings, Inc. (NYSE: CF) was the second worst contributor. CF produces nitrogen-based fertilizer and phosphates. The stock is driven by corn and natural gas prices, as corn is the most nitrogen-intensive crop and natural gas is the primary feedstock into the production process. In addition to those key commodities moving in the wrong direction, the stock was also hurt by the poorly received acquisition of Terra Industries, another large nitrogen-based fertilizer producer. Corn prices have recently rebounded, likely due to fewer than expected corn acres planted and unfavorable weather in China and Russia. Natural gas prices in the United States are lower than in Ukraine, making Ukraine the high-cost marginal producer of nitrogen fertilizers. We expect U.S. natural gas prices to maintain this advantage due to the abundance of shale gas found in the lower 48 states, which should keep CF’s production costs relatively low and help them to resist profit margin pressure due to import competition. Also, the nitrogen fertilizer industry has consolidated, helping to instill better pricing discipline. Lastly, momentum is gathering to increase the renewable fuel standard from a 10% ethanol blend to 15% per gallon of gasoline. The increase could happen by the fourth quarter, which would serve as a nice catalyst for agriculture-related stocks.

We have recently formulated a moderately bullish opinion on the market outlook due to positive factors such as continuing economic growth (albeit at slow levels), and accommodative monetary policy. Offsetting these positive factors, and considerably diminishing our bullish outlook, are the high level of government policy uncertainty, potential tax hikes, and the depressing effect uncertainty has on business hiring and capital spending plans, particularly on small businesses. We believe the government policy uncertainty, increasing regulation and expectation for higher taxes goes a long way toward explaining why unemployment remains high. The silver lining to poor economic news is an expected delay in interest rate hikes, perhaps well into 2011. This supports a steep yield curve and helps banks recapitalize, eventually leading to more lending and mortgages being refinanced at favorable rates. Leading indicators, though peaking, are still forecasting expansion. For example, the ISM Manufacturing Index was at 56.2 for June, down from 59.7 in May, but still in expansion territory (i.e., above 50). Temporary employment has increased sequentially since October 2009 and hours worked has steadily moved higher. The monthly jobs numbers have been lackluster, but we think rising temp employment and hours worked are a sign that companies will eventually start hiring again. The bears like to point out consumer debt levels are still high and will crimp consumer spending for years to come. Many fail to mention that the total debt payments-to-income ratio is back to 1998 levels. Low interest rates are helping consumers deleverage and, if they can regain confidence, could spark renewed spending and investment. Importantly, we believe stock valuations are attractive, especially relative to bonds. With the possibility of greater political certainty following the November elections, there is a chance business capital spending and hiring could improve.

The Fund remains slightly overweight pro-cyclical sectors, with the most meaningful overweight positions in Consumer Discretionary and Energy. We are still believers in the long-term supply/demand fundamentals for oil. The Chinese consume more than 2 barrels of oil per capita per year, compared to the U.S., which consumes more than 22. The Japanese and South Koreans consume about 15 barrels per capita per year. Conservation efforts will probably prevent China, India, Brazil and other rapidly growing economies from getting to those levels, but with huge populations, even consumption at half the rate of more developed countries will increase oil demand significantly over the long term. On the supply side, the vast majority of oil is owned by national oil companies, with many of them controlled by unstable regimes. This is important because they often make production decisions driven by political rather than economic goals and fail to maximize output. The overweight in Consumer Discretionary is largely due to sizable holdings in CBS Corp. (NYSE: CBS) and Dollar Tree, Inc. (NASDAQ: DLTR). These are both examples of stocks with company-specific catalysts that we think can outperform without the added boost from an accelerating economy. CBS should profit from political advertising this election season and growth in high margin retransmission fees. Dollar Tree has ample room to expand their store count and should benefit as consumers seek the convenience and cost savings provided by the “everything’s a dollar” pricing format. The Fund remains underweight Utilities because we feel it is too early in the business cycle to get defensive, although we are warming up to the sector as talk out of Washington regarding the dividend tax is better than we had expected. We are also underweight Industrials and Health Care. Industrials are typically very cyclical and have a lot of international exposure. The Chinese appear to be engineering a slowdown to manage inflation and the Europeans seem serious about reigning in government spending. Any weakness in these economies is likely to disproportionately hurt the Industrials. In Health Care, we like companies that stand to benefit from the huge increase in generic drugs coming to market between now and 2012. Credit Suisse estimates the total value of branded drugs coming off patent will grow from $10 billion in 2010 to $30 billion in 2012. Traditional generic drug manufacturers should benefit from this trend, along with generic injectable drug manufacturer Hospira and drug distributors such as AmerisourceBergen as these drugs tend to be much more profitable than branded versions. Outside of the generic drug theme, we are struggling to find interesting ideas in this sector, so we remain underexposed to Health Care.

Despite the mixed outlook, there are potential stock market catalysts. There are reports that BP is ahead of schedule in its attempt to plug the Macondo well. So far, debt refinancing and austerity efforts of the troubled southern European countries have succeeded, aided by potential land sales in Greece in addition to budget cuts across southern Europe. Sentiment is pessimistic and often such sentiment precipitates at least a temporary improvement in stock returns. Perhaps the election will produce political gridlock — a situation sometimes favored by markets as the pace of policy change slows, reducing uncertainty. Private equity funds are seemingly flush with cash and are apt to spend on acquiring companies, including mid caps. There are already signs that private equity and strategic acquirers are seeing value as we are seeing a stream of takeover announcements. In the first half of 2010, three

JUNE 30, 2010

of the stocks in the portfolio received takeover bids. In the first quarter, Terra Industries, Inc. received a bid from CF Industries Holdings, Inc. In the second quarter, Mariner Energy, Inc. received a bid from Apache Corp., and the software company Sybase, Inc. received a bid from SAP AG. Recently, we have noticed continued takeover appetite for mid cap companies that generate cash flow. For now, it appears the stock market is choosing to ignore these potential catalysts.*

Although we are sympathetic to both the bull and bear cases, we lean toward the bullish point of view. Because of the political and macroeconomic uncertainty we have chosen to focus our efforts on finding stocks with company-specific drivers. We remain positive on the outlook for mid cap equities while acknowledging the current risks to our point of view. As always, the management team appreciates your support and continued confidence in our team and investment process as we journey with you as fellow shareholders.

Patrick Dunkerley, CFA
Derek Smashey, CFA
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

2
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell Midcap® Index consists of the smallest 800 securities in the Russell 1000, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Lipper Mid-Cap Core Funds Index invests primarily in companies with a market capitalization of less than $5 billion at the time of purchase.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

The Scout Mid Cap Fund invests primarily in mid cap stocks and therefore is subject to the possibility that mid cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk.

 SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Mid Cap Fund (UMBMX)
as of June 30, 2010

	1 Year	3 Years	Since Inception[1]
Scout Mid Cap Fund	25.61%	-2.07%	3.37%
Russell Midcap® Index[2]	25.13%	-8.19%	-3.40%
Lipper Mid-Cap Core Funds Index[2]	22.12%	-7.49%	-2.57%
1	Inception – October 31, 2006.

2	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2009, the gross expense ratio for the Fund was 1.41% (as disclosed in the most recent Prospectus) compared to the June 30, 2010 gross expense ratio of 1.10%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Mid Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout Mid Cap Fund do not exceed 1.40%. The Net Expense Ratio for the Fund reflects the reimbursement of fees previously waived by the Advisor in accordance with the terms of this agreement.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Mid Cap Fund (UMBMX)

	Net Asset Value	Income & Short-Term[4] Gains Distribution	Long-Term[4] Gains Distribution	Cumulative[5] Value Per Share Plus Distributions
12/31/06	$10.19	$0.01	$—	$10.20
12/31/07	11.51	0.90	—	12.42
12/31/08	7.47	—	—	8.38
12/31/09	10.95	0.04	—	11.90
6/30/10[3]	10.39	0.02	—	11.36
3	Six month only. Distributions typically occur in June and/or December.

4	Represents distributions for the respective 12-month or 6-month period ended.

5	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout Mid Cap Fund (UMBMX)

Based on total net assets as of June 30, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout Mid Cap Fund (UMBMX)

	Market	Percent
	Value (000’s)	of Total
CBS Corp. — Class B	$6,220	4.0%
Dollar Tree, Inc.	5,745	3.7%
Fifth Third Bancorp	5,517	3.5%
Trinity Industries, Inc.	5,097	3.3%
Herbalife Ltd.	4,011	2.6%
Hospira, Inc.	3,918	2.5%
Annaly Capital Management, Inc. REIT	3,865	2.5%
Clorox Co.	3,773	2.4%
Agnico-Eagle Mines Ltd.	3,767	2.4%
Allegheny Technologies, Inc.	3,552	2.3%
Top Ten Equity Holdings Total	$45,465	29.2%
Based on total net assets as of June 30, 2010. Subject to change.
REIT — Real Estate Investment Trust

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2010

SCHEDULE OF INVESTMENTS
June 30, 2010

MID CAP FUND
	Shares	Value
COMMON STOCKS — 93.3%
CONSUMER DISCRETIONARY — 19.1%
American Eagle Outfitters, Inc.	88,950	$1,045,163
Carnival Corp.	9,500	287,280
CBS Corp. — Class B	481,025	6,219,653
Dollar Tree, Inc.*	138,000	5,744,940
Family Dollar Stores, Inc.	44,525	1,678,147
Harley-Davidson, Inc.	97,050	2,157,421
Limited Brands, Inc.	35,575	785,140
Macy’s, Inc.	133,500	2,389,650
Nordstrom, Inc.	24,025	773,365
NVR, Inc.*	2,290	1,500,019
Omnicom Group, Inc.	20,025	686,858
priceline.com, Inc.*	10,600	1,871,324
Tempur-Pedic International, Inc.*	86,825	2,669,869
Warnaco Group, Inc.*	53,725	1,941,621
		29,750,450
CONSUMER STAPLES — 9.0%
Clorox Co.	60,700	3,773,112
Hansen Natural Corp.*	68,075	2,662,413
Herbalife Ltd.	87,100	4,010,955
Lancaster Colony Corp.	66,375	3,541,770
		13,988,250
ENERGY — 11.6%
Arch Coal, Inc.	44,275	877,088
Cimarex Energy Co.	45,025	3,222,889
Concho Resources, Inc.*	11,950	661,193
Forest Oil Corp.*	62,225	1,702,476
Murphy Oil Corp.	43,425	2,151,709
National Oilwell Varco, Inc.	29,100	962,337
Nexen, Inc.	121,925	2,398,265
Plains Exploration & Production Co.*	73,975	1,524,625
SM Energy Co.	64,475	2,589,316
Valero Energy Corp.	108,325	1,947,683
		18,037,581
FINANCIALS — 15.8%
Affiliated Managers Group, Inc.*	51,650	3,138,771
Annaly Capital Management, Inc. REIT	225,400	3,865,610
Arthur J. Gallagher & Co.	43,000	1,048,340
Axis Capital Holdings Ltd.	66,750	1,983,810
Bank of Hawaii Corp.	46,000	2,224,100
Fifth Third Bancorp	448,875	5,516,674
Host Hotels & Resorts, Inc. REIT	137,536	1,853,985
National Retail Properties, Inc. REIT	132,875	2,848,840
Progressive Corp.	115,325	2,158,884
		24,639,014
HEALTH CARE — 6.3%
AmerisourceBergen Corp.	72,775	2,310,606
Coventry Health Care, Inc.*	66,925	1,183,234
Henry Schein, Inc.*	20,325	1,115,843
Hospira, Inc.*	68,200	3,918,090
Humana, Inc.*	29,650	1,354,115
		9,881,888
INDUSTRIALS — 9.2%
AGCO Corp.*	57,775	1,558,192
Harsco Corp.	33,675	791,363
L-3 Communications Holdings, Inc.	27,650	1,958,726

	Shares/ Principal Amount	Value

INDUSTRIALS (Continued)
Lincoln Electric Holdings, Inc.	36,000	$1,835,640
McDermott International, Inc.*	58,475	1,266,568
Spirit Aerosystems Holdings, Inc. — Class A*	56,550	1,077,843
Terex Corp.*	36,100	676,514
Trinity Industries, Inc.	287,625	5,096,715
		14,261,561
INFORMATION TECHNOLOGY — 13.1%
Analog Devices, Inc.	7,325	204,075
Avnet, Inc.*	140,025	3,376,003
Check Point Software Technologies*	93,550	2,757,854
Computer Sciences Corp.	45,725	2,069,056
Cree, Inc.*	42,225	2,534,767
Diebold, Inc.	103,425	2,818,331
eBay, Inc.*	49,725	975,107
Lam Research Corp.*	31,625	1,203,647
SanDisk Corp.*	17,700	744,639
Skyworks Solutions, Inc.*	135,425	2,273,786
Teradata Corp.*	46,150	1,406,652
		20,363,917
MATERIALS — 6.9%
Agnico-Eagle Mines Ltd.	61,975	3,766,841
Allegheny Technologies, Inc.	80,390	3,552,434
CF Industries Holdings, Inc.	54,715	3,471,667
		10,790,942
MISCELLANEOUS — 0.4%
Vanguard REIT ETF	14,500	674,105

TELECOMMUNICATION SERVICES — 1.3%
Millicom International Cellular S.A.	24,000	1,945,680

UTILITIES — 0.6%
Westar Energy, Inc.	43,975	950,300

TOTAL COMMON STOCKS
(Cost $149,670,435) — 93.3%		145,283,688

SHORT-TERM INVESTMENTS — 7.8%
U.S. GOVERNMENT AND AGENCIES
Federal Farm Credit Bank
0.010%, 07/01/10	$3,860,000	3,860,000
Federal Home Loan Bank
0.001%, 07/01/10	8,271,000	8,271,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,131,000) — 7.8%		12,131,000

TOTAL INVESTMENTS
(Cost $161,801,435) — 101.1%		157,414,688

Liabilities less other assets — (1.1)%		(1,743,164)

TOTAL NET ASSETS — 100.0%
(equivalent to $10.39 per share;
unlimited shares of $1.00 par value
capital shares authorized;
14,988,754 shares outstanding)		$155,671,524

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

*	Non-income producing security

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

Despite lingering concerns about the strength of the U.S. economy, the stock market provided solid gains for domestic stock investors over the twelve-month period. Unprecedented amounts of global stimulus by governments around the world fueled growth in the economy and provided the impetus for the rally into April. However, the last few months of the fiscal year witnessed investors becoming more concerned about a broad range of issues that could impact the global recovery, including a slowdown in China, austerity plans in Europe, the BP oil spill, and uncertainty regarding government policy.

The Scout Small Cap Fund posted a return of 9.84% for the twelve-month period ended June 30, 2010. However, performance relative to its benchmark suffered significantly, primarily due to our underweighting of what became the best performing stock sectors for the year. Namely, low market capitalization, low return on equity, low price, and companies that lose money. Given the bailouts and stimulus provided by the government, it is not that surprising to us that riskier stocks were the strongest performers. We believe that going forward, with the stimulus largely behind us and an increased focus towards more responsible spending, performance is likely to shift back into our favor, toward larger companies within the small capitalization universe that generate earnings and cash flow, provide higher returns for equity holders and prudently manage their balance sheets.

Overweighting cyclical sectors proved to be the best strategy as the Energy, Consumer Discretionary, Materials and Information Technology sectors posted strong returns for investors within the Fund. The Financials and Industrials sectors were among the biggest detractors to relative performance. Stocks within the Industrials sector failed to perform to our expectations despite the strong rebound in inventories that occurred. Surprisingly to us, REITs, an area we avoided, were strong performers over the year, as investors focused on stabilization within commercial real estate and low interest rates that made the relative yields on REITs appear attractive. We have raised our weighting in the Financials sector as balance sheets have been repaired, asset values have risen, and defaults have declined. In addition, the yield curve appears to be very favorable to financial companies able to find borrowers.

Given an investing environment where low-quality companies provided the greatest performance over the past year, our overall stock selection suffered, but there were bright spots. Bucyrus International, Inc. (NASDAQ: BUCY), a manufacturer of mining equipment, was the greatest contributor to performance, thanks in part to strong orders from Russia, India and China. Skyworks Solutions, Inc. (NASDAQ: SWKS) was another significant contributor. The company is a producer of semiconductors used to amplify signals in wireless devices. New products such as the Apple iPhone as well as smart phones from a number of other handset manufacturers have created an opportunity to sell a larger number of higher margin semiconductor solutions.

Omnivision Technologies, Inc. (NASDAQ: OVTI), currently the largest holding within the Fund, also provided handsome returns. Currently the company’s camera chip is designed into a number of the leading smartphones, including the Apple iPhone 4 and the HTC EVO 4G, as well as HP laptop computers. Higher bandwidth is allowing applications, such as video conferencing, to become more prevalent in new gadgets. Omnivision is benefitting by selling higher margin chips that capture more megapixels thus providing higher resolution. Neutral Tandem, Inc. (NASDAQ: TNDM) was among the greatest detractors to relative performance as increased competition in wireless switching impacted pricing and led to lower growth expectations.

While merger and acquisition activity generally remained relatively subdued over the past year, the Fund did benefit from a number of transactions, which we believe is a testament to the investment philosophy of investing in smaller capitalization companies that generate significant amounts of cash and are not receiving the proper valuation from the public equity markets. Five of our holdings were acquisition targets during the period. Agilent Technologies, Inc. (NYSE: A) announced its intention to acquire Varian, Inc. (NASDAQ: VARI), Japanese pharmaceutical company Dainippon Sumitomo Pharmaceuticals acquired Sepracor, Inc. (NASDAQ: SEPR), International Business Machines (NYSE: IBM) acquired SPSS, Inc. (NASDAQ: SPSS), Denbury Resources, Inc. (NYSE: DNR) acquired Encore Acquisition Corp. (NYSE: EAC), and Apache Corp. (NYSE:APA) announced its intention to acquire Mariner Energy, Inc. (NYSE: ME). We believe merger and acquisition activity should accelerate in the year ahead as corporate balance sheets and private equity firms are flush with cash and prospects for growth appear modest.

Despite the worries of excessive government spending and total U.S. debt that is 3.6 times gross domestic product, the dollar index actually rose 7% during the fiscal year. The U.S. dollar still remains the global reserve currency and investors around the world apparently remain confident the U.S. will resolve its economic problems. Moreover, other countries face their own predicaments which became apparent from the downgrade of Greek debt that set off worries of a European contagion during the year. A weakening dollar tends to drive commodity prices higher and help exports, benefitting companies from the Materials, Energy, Information Technology and Industrial sectors. Interestingly, despite the strength of the dollar, these cyclical sectors performed well over the year as investors saw earnings for companies in these sectors rise as the economy recovered.

During the annual period, Energy was the best performing sector for the Fund. Walter Energy, Inc.  (NYSE: WLT), a producer of metallurgical coal used in steel production, was the largest contributor from the Energy sector. We remain positive on the Energy sector over the long-term with developing economies, especially China, driving global demand for energy. Oil imports accounted for over 50% of all the oil consumed in China last year. Automobile sales in China actually surpassed those in the U.S. during 2009, growing 46% to 13.6 million units. Over time, China’s total oil consumption of more than 2 barrels per capita per year is likely to move toward the U.S. figure of more than 22 barrels per capita per year. If China consumed at the current U.S. per capita rate, its consumption would nearly equate to today’s total world production. While oil inventories in the U.S. are high relative to historic standards, competition or oil globally is likely to intensify from growth in emerging global markets.

JUNE 30, 2010

The Consumer Discretionary sector also posted strong returns for investors. Consumer spending now exceeds 70 percent of GDP, despite a number of headwinds, such as: high unemployment, tight credit, and the recent destruction to net worth. Demographics are more favorable here than in most of the developed world. The adult population (over 18 years of age) will expand at nearly three million people per year and will create around thirteen million new consumers through 2014. Population growth is an important component of GDP growth, and is something that differentiates the U.S. economy from Europe and Japan.

Entering the new fiscal year, we see a number of encouraging signs for the Scout Small Cap Fund. After one of the greatest low-quality rallies in small cap equities in modern history, higher quality stocks (high return on equity, low debt levels, and positive earnings) outperformed lower quality issues during the final quarter of the fiscal year, perhaps signaling a return to quality being favored by the markets. Unlike the economies of many developed nations, emerging economies appear to be on solid financial ground, which should help U.S. exports. Given the high unemployment rate, low asset utilization and well-contained inflation, the Federal Reserve will likely continue to maintain its accommodative monetary policy. Moreover, the balance sheets of many smaller capitalization companies possess tremendous amounts of cash. By our estimation, the equivalent of 18% of small cap stock market capitalization sits in cash on company balance sheets, which should limit downside and may lead to increased merger and acquisition activity. On the negative side of the ledger, the amount of leverage in the global economic system is at unprecedented levels. Policy makers could pass new reforms that would harm businesses and investments. Growth in emerging markets could become inflationary, leading to a tightening of monetary policy. Finally, the key question that remains unanswered in our minds is the battle between inflation and deflation, as a move in either direction would have major implications. Periods of higher inflation have historically benefitted small caps relative to large caps, while periods of deflation have historically favored outperformance of large capitalization issues.*

The management team for the Scout Small Cap Fund greatly appreciates your support during these arduous economic times and values your confidence in our investment process.

Thomas Laming
Jason Votruba, CFA
James McBride
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell 2000® Index consists of the smallest 2000 securities in the Russell 3000 Index representing approximately 11% of the Russell 3000 total market capitalization, and is widely regarded in the industry as the premier measure of small capitalization stocks. The Lipper Small-Cap Core Funds Index invests in small capitalization companies without a specific growth orientation.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Small Cap Fund (UMBHX)
as of June 30, 2010

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	9.84%	-11.66%	-1.68%	6.59%
Russell 2000® Index[1]	21.48%	-8.60%	0.37%	3.00%
Lipper Small-Cap Core Funds Index[1]	21.67%	-7.59%	1.15%	4.16%

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2009, the gross/net expense ratio for the Fund was 1.09% (as disclosed in the most recent Prospectus) compared to the June 30, 2010 gross/net expense ratio of 1.06%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Small Cap Fund (UMBHX)

		Income &		Cumulative[4]
	Net	Short-Term[3]	Long-Term[3]	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/05	$15.85	$0.17	$0.24	$27.61
12/31/06	16.83	0.52	0.42	29.53
12/31/07	17.64	—	1.40	31.74
12/31/08	10.55	—	—	24.65
12/31/09	12.76	—	—	26.86
6/30/10[2]	12.06	—	—	26.16

[2]	Six month only. Distributions typically occur in June and/or December.

[3]	Represents distributions for the respective 12-month or 6-month period ended.

[4]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION*  (Unaudited)

Scout Small Cap Fund (UMBHX)

Based on total net assets as of June 30, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout Small Cap Fund (UMBHX)

	Market	Percent
	Value (000’s)	of Total
Omnivision Technologies, Inc.	$13,406	3.6%
iShares Russell 2000 Index Fund ETF	9,162	2.4%
Skyworks Solutions, Inc.	8,983	2.4%
Lancaster Colony Corp.	8,004	2.1%
Cirrus Logic, Inc.	6,956	1.8%
AMERIGROUP Corp.	6,723	1.8%
Finish Line, Inc. — Class A	6,533	1.7%
Jo-Ann Stores, Inc.	6,527	1.7%
Monro Muffler Brake, Inc.	6,325	1.7%
Stepan Co.	6,159	1.6%
Top Ten Equity Holdings Total	$78,778	20.8%

Based on total net assets as of June 30, 2010. Subject to change.
ETF — Exchange Traded Fund

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2010

SCHEDULE OF INVESTMENTS
June 30, 2010

SMALL CAP FUND
	Shares	Value

COMMON STOCKS — 95.4%
CONSUMER DISCRETIONARY — 19.8%
99 Cents Only Stores*	150,000	$2,220,000
Aeropostale, Inc.*	80,000	2,291,200
American Greetings Corp. — Class A	108,227	2,030,339
American Public Education, Inc.*	98,383	4,299,337
Arbitron, Inc.	71,500	1,832,545
Buckle, Inc.	122,625	3,975,502
Cato Corp. — Class A	65,000	1,431,300
Columbia Sportswear Co.	26,782	1,249,916
Cracker Barrel Old Country Store, Inc.	85,000	3,957,600
Finish Line, Inc. — Class A	469,000	6,533,170
Fossil, Inc.*	116,000	4,025,200
Jo-Ann Stores, Inc.*	174,000	6,526,740
Jos. A. Bank Clothiers, Inc.*	55,000	2,969,450
LKQ Corp.*	60,000	1,156,800
Maidenform Brands, Inc.*	200,000	4,072,000
Monro Muffler Brake, Inc.	160,000	6,324,800
Phillips-Van Heusen Corp.	40,000	1,850,800
Skechers U.S.A., Inc. — Class A*	91,550	3,343,406
Sotheby’s	82,000	1,875,340
Steven Madden Ltd.*	191,000	6,020,320
Ulta Salon Cosmetics & Fragrance, Inc.*	130,000	3,075,800
Valassis Communications, Inc.*	130,000	4,123,600
		75,185,165
CONSUMER STAPLES — 3.5%
Boston Beer Co., Inc.*	20,000	1,349,000
Lancaster Colony Corp.	150,000	8,004,000
Sanderson Farms, Inc.	35,000	1,775,900
WD-40 Co.	60,000	2,004,000
		13,132,900
ENERGY — 3.8%
Brigham Exploration Co.*	171,200	2,633,056
Oceaneering International, Inc.*	87,000	3,906,300
SM Energy Co.	110,000	4,417,600
Unit Corp.*	90,000	3,653,100
		14,610,056
FINANCIALS — 8.3%
Fulton Financial Corp.	410,000	3,956,500
National Financial Partners Corp.*	189,000	1,846,530
NewAlliance Bancshares, Inc.	195,000	2,185,950
Portfolio Recovery Associates, Inc.*	79,270	5,293,650
Prosperity Bancshares, Inc.	116,000	4,031,000
Signature Bank*	125,000	4,751,250
SVB Financial Group*	132,000	5,442,360
Waddell & Reed Financial, Inc. — Class A	173,000	3,785,240
		31,292,480
HEALTH CARE — 9.1%
Amedisys, Inc.*	56,000	2,462,320
AMERIGROUP Corp.*	207,000	6,723,360
Catalyst Health Solutions, Inc.*	140,000	4,830,000
Gentiva Health Services, Inc.*	211,287	5,706,862
ICU Medical, Inc.*	76,000	2,444,920
Magellan Health Services, Inc.*	139,100	5,052,112
Merit Medical Systems, Inc.*	169,241	2,719,703
Sirona Dental Systems, Inc.*	90,000	3,135,600
Thoratec Corp.*	30,000	1,281,900
		34,356,777
INDUSTRIALS — 17.4%
AAR Corp.*	100,000	1,674,000
Acuity Brands, Inc.	65,000	2,364,700
American Science & Engineering, Inc.	57,000	4,343,970
Barnes Group, Inc.	90,000	1,475,100
Briggs & Stratton Corp.	285,000	4,850,700
Consolidated Graphics, Inc.*	42,000	1,816,080
Crane Co.	69,000	2,084,490
EMCOR Group, Inc.*	80,000	1,853,600
Genesee & Wyoming, Inc.*	75,000	2,798,250
GrafTech International Ltd.*	135,000	1,973,700
Hexcel Corp.*	205,000	3,179,550
HUB Group, Inc. — Class A*	100,000	3,001,000
Knight Transportation, Inc.	220,000	4,452,800
Lincoln Electric Holdings, Inc.	55,000	2,804,450
Middleby Corp.*	79,000	4,202,010
Simpson Manufacturing Co., Inc.	85,000	2,086,750
Trinity Industries, Inc.	150,000	2,658,000
Triumph Group, Inc.	85,000	5,663,550
United Stationers, Inc.*	110,000	5,991,700
WESCO International, Inc.*	140,000	4,713,800
Woodward Governor Co.	83,000	2,118,990
		66,107,190
INFORMATION TECHNOLOGY — 23.8%
Blue Coat Systems, Inc.*	70,000	1,430,100
Cabot Microelectronics Corp.*	40,657	1,406,326
Cirrus Logic, Inc.*	440,000	6,956,400
Cymer, Inc.*	54,200	1,628,168
DG FastChannel, Inc.*	150,000	4,887,000
Diodes, Inc.*	65,000	1,031,550
Fairchild Semiconductor International, Inc.*	300,000	2,523,000
j2 Global Communications, Inc.*	110,000	2,402,400
Jack Henry & Associates, Inc.	168,000	4,011,840
Lawson Software, Inc.*	400,000	2,920,000
Micrel, Inc.	200,000	2,036,000
Netgear, Inc.*	100,000	1,784,000
Netlogic Microsystems, Inc.*	50,000	1,360,000
Omnivision Technologies, Inc.*	625,300	13,406,432
Park Electrochemical Corp.	167,500	4,088,675
Plantronics, Inc.	90,000	2,574,000
Plexus Corp.*	170,000	4,545,800
Progress Software Corp.*	65,000	1,951,950
Quest Software, Inc.*	220,000	3,968,800
Semtech Corp.*	125,000	2,046,250
Skyworks Solutions, Inc.*	535,000	8,982,650
Stratasys, Inc.*	64,545	1,585,225
TIBCO Software, Inc.*	185,000	2,231,100
Valueclick, Inc.*	300,000	3,207,000
Viasat, Inc.*	135,000	4,395,600
Websense, Inc.*	160,000	3,024,000
		90,384,266
MATERIALS — 4.9%
Allegheny Technologies, Inc.	65,000	2,872,350
Rock-Tenn Co. — Class A	85,000	4,221,950
Royal Gold, Inc.	65,000	3,120,000
RPM International, Inc.	115,000	2,051,600
Stepan Co.	90,000	6,158,700
		18,424,600

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

SMALL CAP FUND (Continued)
	Shares	Value
MISCELLANEOUS — 3.9%
iShares Russell 2000 Index Fund ETF	150,000	$9,162,000
SPDR KBW Regional Banking ETF	236,700	5,465,403
		14,627,403
UTILITIES — 0.9%
South Jersey Industries, Inc.	79,000	3,393,840
TOTAL COMMON STOCKS
(Cost $362,642,230) — 95.4%		361,514,677

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 5.4%
U.S. GOVERNMENT AND AGENCIES
Federal Farm Credit Bank
0.010%, 07/01/10	$ 6,491,000	$6,491,000
Federal Home Loan Bank
0.001%, 07/01/10	13,909,000	13,909,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $20,400,000) — 5.4%		20,400,000

TOTAL INVESTMENTS
(Cost $383,042,230) — 100.8%		381,914,677

Liabilities less other assets — (0.8)%		(2,997,603)

TOTAL NET ASSETS — 100.0%
(equivalent to $12.06 per share;
unlimited shares of $1.00 par value
capital shares authorized;
31,409,603 shares outstanding)		$378,917,074

ETF — Exchange Traded Fund
* Non-income producing security

See accompanying Notes to Financial Statements.

JUNE 30, 2010

TrendStar Small Cap Fund

OBJECTIVE & STRATEGY  (Unaudited)
The Scout TrendStar Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

Small cap stocks began the fiscal year ending June 30, 2010, strongly, but peaked in April amid concerns that Europe’s debt crisis was worsening and that our own domestic recovery was beginning to stall. In Europe, the implementation of austerity measures, reductions in sovereign credit ratings, leveraged rich countries bailing out more leveraged poor ones, strikes and even riots, raised questions as to whether the U.S. would suffer a similar fate. By the end of the period, European leaders were expressing concern and criticism regarding excessive stimulus spending in the United States. The result for the year ended June 30, 2010, was that the Russell 2000 Growth® Index and the Scout TrendStar Small Cap Fund returned a total of 17.96% and 12.60%, respectively.

In which direction will inflation break? Will it be a rising price environment? Or, will prices fall, in a deflationary downturn? Which scenario poses the greater risk? We believe that these are some of the most fundamentally important questions on the minds of investors. In the vast majority of past investing environments and eras, the inflation question would be the only one of magnitude. Today it is the sign, positive or negative sign, that is in dispute.

On one side are those investors who expect rising inflation. Arguments for an inflationary future appear to center on the Federal Reserve’s accommodative monetary policies. The Fed has lowered the funds rate to nearly zero and expanded lending to depository institutions. It also made unprecedented purchases of government bonds, mortgage-related securities, and government-sponsored enterprise debt. In short, those who see an inflationary future typically point to growth in the monetary base. While the Fed can remove liquidity, and hence remove inflationary risk by selling its hoard of treasuries, that would put it in direct competition with the Treasury Department, which may also be selling bonds to finance massive deficits.

At the other extreme are those who expect deflation. Supporting this view is the current slack, or output gap, in the economy. A good measure of the output gap (the difference between potential and actual GDP) is the unemployment rate. Adherents of a deflationary future see the persistently high level of unemployment as an indication that prices will remain low for a considerable period. Businesses appear reluctant to hire, and hence the economy may remain far from full employment. As long as corporations can continue to achieve strong productivity gains, unemployment could remain high, corporate earnings could continue to grow, all while inflation remains subdued.

We believe the implications of whether we are about to enter an inflationary or deflationary period are very important for small cap investors. From our analysis of small and large cap return data from Ibbotson, and from the historical level of interest rates, we conclude that small cap stocks have generally outperformed large caps during periods of rising nominal rates. To the extent that our future holds higher inflation, rising interest rates would be a direct result. For example, data taken from the Ibbotson 2010 Yearbook published by Morningstar shows that during the period spanning the beginning of 1963 through the end of 1981 (when the yield on the 10-year government bond rose from 3.85% to 14.0%) small cap stocks returned an annualized 16.4% versus 7.7% for large caps. During the ensuing drop in interest rates from the end of 1981 to the end of 2009 when the yield on 10-year T-bonds fell to 3.84% (a round trip from their starting point at the beginning of 1963), small cap stocks returned 11.4% versus 11.2% for large caps. We also find a similar result favoring small caps over shorter (one-to-three year) periods of rising interest rates, with large caps doing better when rates are falling.

We don’t know the next directional move for interest rates. A Japanese-style deflation would portend lower interest rates, and hence may well favor large caps stocks. Conversely, should the Fed need to tighten due to the onset of inflation, we would expect small caps to do relatively well. For now, those in the low-inflation camp are winning the argument. For the first time in 50 years, government bond yields are declining during an economic expansion. But, we also think the risks are asymmetric to those that have accumulated wealth with inflation being a destroyer of those that have saved.

During the year, the Russell 2000 Growth® Index was led by the Consumer Discretionary and Materials sectors. The weakest sectors were Utilities and Health Care. While we were underweight the first two outperforming sectors, we also had underweighted the latter underperforming sectors. The strength of the Consumer Discretionary sector surprised us. Defensively, consumers have been paying down debt over the past year. We believe the strong sector performance primarily represents an expansion of valuations as investors concluded that economy would recover strongly. For much of the year that was exactly the case, but by the last quarter of the fiscal year, the Consumer Discretionary sector became one of the weakest performers. Health Care stocks continued to come under pressure in the period leading up to and after the passage of health care reform.

The three stocks that helped portfolio performance most during the year were Cree, Inc. (NASDAQ: CREE), Gentiva Health Services, Inc. (NASDAQ: GTIV), and Akamai Technologies, Inc. (NASDAQ: AKAM). Cree continued to benefit from being one of the leading companies ushering in the transition from traditional incandescent forms of lighting to bulbs based on light-emitting diodes. Gentiva is a home healthcare provider that had strong growth throughout the year. This was driven largely by the
SCOUT FUNDS ANNUAL REPORT

strong value proposition of a service that allows those in need of skilled nursing care to stay in their homes and avoid expensive stays in hospitals. Akamai operates servers that help websites deliver content to end users. The rise of Internet video has been a major driver of Akamai’s growth, but now it appears that online-gaming and social networking are beginning to have a major impact on bandwidth demand.

The stocks hurting performance most during the year were General Cable Corp. (NYSE: BGC), Black Box Corp. (NASDAQ: BBOX) and IXYS Corp. (NASDAQ: IXYS). General Cable is the largest domestic producer of cables for the electric utility industry. We think the company is well positioned for an upgrade of the electric grid, but it was hurt by rising copper prices over the past year. Black Box, which installs voice and data communication systems, performed poorly due to the sluggish economy and the loss of a distribution agreement with Avaya, Inc. Finally, IXYS is a leader in power semiconductor products for wind and solar markets, but those sectors require government subsidies and incentives, many of which have been pared back over the past year.

For the past several quarters, and certainly from the depths of the financial crisis, low quality stocks (those with single digit prices, low return-on-equity, high beta and non-earners) have been the best performers. That appears to be changing based on the progression of the past few months, with quality beginning to reassert itself. Other factors improve our outlook for small cap performance relative to large caps, such as the strengthening dollar. Small companies are less dependent on international sales than are large caps. Finally, as investors have become more cautious, so have company managements. The equivalent of approximately 18% of small cap stock market capitalization sits in cash on small company balance sheets. We believe that all of this bodes well for the relative performance of small cap stocks with the largest risk being a contraction of the economy.*

As always we thank you for your support over the past year and look forward to reporting results to you in future periods.

Thomas Laming
James McBride
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout TrendStar Small Cap Fund, Russell 2000 Growth® Index and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell 2000 Growth® Index measures the performance of the small-cap growth segment of the U.S. equity universe. The Lipper Small-Cap Core Funds Index invests in small capitalization companies without a specific growth orientation.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

JUNE 30, 2010

COMPARATIVE RATES OF RETURN (Unaudited)

Scout TrendStar Small Cap Fund (TRESX)
as of June 30, 2010

				Since
	1 Year	3 Years	5 Years	Inception[1]
Scout TrendStar Small Cap Fund	12.60%	-11.87%	-4.10%	-0.24%
Russell 2000 Growth® Index[2]	17.96%	-7.54%	1.14%	2.90%
Lipper Small-Cap Growth Funds Index[2]	18.22%	-8.80%	-0.14%	1.68%

[1]
Inception – October 31, 2003. Performance information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on that date.

[2]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2009, the gross expense ratio for the Fund was 1.59% (as disclosed in the most recent Prospectus) compared to the June 30, 2010 gross expense ratio of 2.50%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout TrendStar Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout TrendStar Small Cap Fund do not exceed 1.30%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout TrendStar Small Cap Fund (TRESX)

		Income &		Cumulative[6]
	Net	Short-Term[5]	Long-Term[5]	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/05[3]	$12.12	$0.11	$0.12	$12.50
12/31/06[3]	12.03	0.42	0.74	13.57
12/31/07[3]	9.64	0.42	1.48	13.08
12/31/08[3]	5.78	—	—	9.22
12/31/09[3]	7.44	—	—	10.88
6/30/10[4]	7.24	—	—	10.68

[3]	Information through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on that date.

[4]	Six month only. Distributions typically occur in June and/or December.

[5]	Represents distributions for the respective 12-month or 6-month period ended.

[6]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout TrendStar Small Cap Fund (TRESX)

Based on total net assets as of June 30, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout TrendStar Small Cap Fund (TRESX)

	Market	Percent
	Value (000’s)	of Total
Cree, Inc.	$543	4.0%
Bio-Reference Labs, Inc.	437	3.2%
Forward Air Corp.	391	2.9%
Varian Semiconductor Equipment Associates, Inc.	374	2.7%
Cabot Microelectronics Corp.	357	2.6%
Akamai Technologies, Inc.	337	2.5%
Amsurg Corp.	305	2.2%
AMERIGROUP Corp.	294	2.2%
National Instruments Corp.	293	2.2%
Centene Corp.	290	2.1%
Top Ten Equity Holdings Total	$3,621	26.6%
Based on total net assets as of June 30, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund,its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

TRENDSTAR SMALL CAP FUND
	Shares	Value
COMMON STOCKS — 95.1%
CONSUMER DISCRETIONARY — 9.7%
American Public Education, Inc.*	3,100	$135,470
Callaway Golf Co.	19,700	118,988
Chico’s FAS, Inc.	15,500	153,140
Cracker Barrel Old Country Store, Inc.	4,100	190,896
Gymboree Corp.*	3,400	145,214
Jos. A. Bank Clothiers, Inc.*	4,400	237,556
Penn National Gaming, Inc.*	4,900	113,190
Steiner Leisure Ltd.*	6,100	234,484
		1,328,938
CONSUMER STAPLES — 1.7%
Alberto-Culver Co.	4,600	124,614
Ralcorp Holdings, Inc.*	1,900	104,120
		228,734
ENERGY — 4.9%
Cameco Corp.	11,300	240,464
Swift Energy Co.*	5,600	150,696
Unit Corp.*	6,700	271,953
		663,113
FINANCIALS — 7.0%
Boston Private Financial Holdings, Inc.	23,293	149,774
Federated Investors, Inc. — Class B	12,600	260,946
Janus Capital Group, Inc.	14,000	124,320
SEI Investments Co.	12,100	246,356
Waddell & Reed Financial, Inc. — Class A	8,200	179,416
		960,812
HEALTH CARE — 21.8%
Amedisys, Inc.*	3,400	149,498
AMERIGROUP Corp.*	9,039	293,587
Amsurg Corp.*	17,115	304,989
Bio-Reference Labs, Inc.*	19,732	437,458
Catalyst Health Solutions, Inc.*	5,900	203,550
Centene Corp.*	13,500	290,250
Dionex Corp.*	2,000	148,920
Gentiva Health Services, Inc.*	9,749	263,321
ICU Medical, Inc.*	6,832	219,785
Illumina, Inc.*	2,900	126,237
inVentiv Health, Inc.*	10,500	268,800
Life Technologies Corp.*	2,900	137,025
Zoll Medical Corp.*	5,000	135,500
		2,978,920
INDUSTRIALS — 8.5%
Acuity Brands, Inc.	6,500	236,470
Forward Air Corp.	14,332	390,547
General Cable Corp.*	9,100	242,515
Orbital Sciences Corp.*	8,380	132,153
Towers Watson & Co. — Class A	3,900	151,515
		1,153,200

	Shares/ Principal Amount	Value

INFORMATION TECHNOLOGY — 39.6%
Akamai Technologies, Inc.*	8,300	$336,731
Black Box Corp.	9,421	262,752
Cabot Microelectronics Corp.*	10,309	356,588
CACI International, Inc. — Class A*	5,300	225,144
Cree, Inc.*	9,050	543,271
Cymer, Inc.*	7,400	222,296
Daktronics, Inc.	38,500	288,750
Diodes, Inc.*	11,200	177,744
FARO Technologies, Inc.*	6,800	127,228
Global Payments, Inc.	6,000	219,240
Intersil Corp. — Class A	12,900	156,219
IXYS Corp.*	32,120	283,941
Jack Henry & Associates, Inc.	11,600	277,008
Microsemi Corp.*	18,100	264,803
National Instruments Corp.	9,219	292,980
Novellus Systems, Inc.*	8,800	223,168
Plexus Corp.*	4,400	117,656
Quest Software, Inc.*	10,200	184,008
Supertex, Inc.*	5,400	133,164
Varian Semiconductor Equipment Associates, Inc.*	13,056	374,185
Veeco Instruments, Inc.*	5,700	195,396
Websense, Inc.*	7,100	134,190
		5,396,462
MISCELLANEOUS — 1.9%
SPDR KBW Regional Banking ETF	11,000	253,990

TOTAL COMMON STOCKS
(Cost $12,535,380) — 95.1%		12,964,169

SHORT-TERM INVESTMENTS — 4.3%
U.S. GOVERNMENT AND AGENCIES
Federal Farm Credit Bank
0.010%, 07/01/10	$185,000	185,000
Federal Home Loan Bank
0.001%, 07/01/10	397,000	397,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $582,000) — 4.3%		582,000
TOTAL INVESTMENTS
(Cost $13,117,380) — 99.4%		13,546,169

Other assets less liabilities — 0.6%		87,128

TOTAL NET ASSETS — 100.0%
(equivalent to $7.24 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,883,766 shares outstanding)		$13,633,297

ETF — Exchange Traded Fund
* Non-income producing security

See accompanying Notes to Financial Statements.

JUNE 30, 2010

International Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States or whose principal business is carried on outside the United States.

In our view, 2009 was a good year for international stocks. From a low on March 9, 2009, the MSCI EAFE Index proceeded to soar nearly 80% by mid-January of 2010. In January 2010, equities wobbled and fell dramatically, recovered fully in February and March, then fell victim to fears of Mediterranean sovereign defaults in April and swooned a sickening 20% through the end of May. In June, the markets started a ragged recovery and ended the fiscal year (July 1, 2009 – June 30, 2010) with a gain of 5.92%. The Scout International Fund realized a gain of 13.41% for the fiscal year ended June 30, 2010, and outperformed the MSCI EAFE Index by more than 7%.

We believe that the second half of 2009 proved that the international equity bulls had not only found their voices but had gained firm footing as well. Fueling this impressive advance were a number of key factors. Central banks and governments were injecting heavy measures of monetary and fiscal stimulus into economies around the world. Magnitudes of stimulus were measured in the hundreds of billions, even trillions of dollars. At the same time valuations of equities around the world appeared to be extraordinarily attractive. Potential bargains were to be had by bold investors with access to liquidity. Leading economic indicators began to forecast recovery from the deep recession of 2008. Other economic measures began to hint at normalcy. The TED spread1 was steadily falling, indicating that fear was leaving the market. The Baltic Dry Freight Index2 rose, indicating world shipping of basic commodities was coming back to life. Commodity prices stabilized and responded to increased demand. World economies appeared to be coming back to life; many equity markets took note and exploded.

Positive economic news continued to flow throughout the first half of 2010. A number of major central banks signaled continued accommodation. Many companies reported strong profit growth. Productivity measures were strong in major economies. Nevertheless, the markets hit some rough patches. A major problem for equities was the growing fear that a few, or many, sovereign countries were going broke.

Late in 2009, concerns over the debt repaying ability of several countries began to make markets nervous. First, the tiny country of Dubai generated headlines with fears that they would default on debt and pull major banks down with them. Rumors that Greece was at risk also emerged. As 2010 unfolded, rumor became reality as the Greek government revealed it was nearly broke and might not be able to pay its maturing debt. Concerns over the solvency of Spain, Italy, Portugal and even Ireland emerged and shook world equity markets in April and May. These countries, pejoratively referred to as PIIGS, became a rallying point for concern over debt levels in larger countries such as Japan and the UK. Concern became fear and equity markets retreated dramatically until a credible rescue plan was worked out by the Germans, French and other solvent countries of the European Union.

Other fears emerged as the fiscal year closed. Some leading economic indicators were weakening. Mid-level central banks (e.g., India, Canada, Australia) were beginning to tighten monetary policy, suggesting that monetary accommodation may have reached a global peak. The Baltic Dry Freight Index2 weakened. Yield curves declined, an indicator of economic slowing. Nevertheless, international equities staged a rally, though a ragged one, during the month of June and set the stage for equities to continue climbing a wall of worry during the second half of the year.

The Fund had a good fiscal year. Performance was strong compared to the MSCI EAFE Index and was also well balanced. Of the ten sectors that the Fund invests in, nine contributed to outperformance. Only the Materials sector was subpar, with a negative 45 basis points contribution. The major drag on relative performance this past year was cash. The Fund was positioned defensively when the markets exploded and suffered while cash was deployed to the Financials, Consumer Discretionary and Industrial sectors.

The leading contributor to annual performance was the Financials sector. Historically, the Fund has been significantly underweight relative to the MSCI EAFE Index in Financials sector. Over the past year, quality financial institutions, which had avoided the radioactive acronyms (SIV, CDO, etc.) that so plagued European and U.S. banks, along with insurance companies were added to the Fund. More than 40% of the Fund’s relative outperformance of the MSCI EAFE Index for the fiscal year came from financial positions. Technology stocks were also strong performers in the Fund and accounted for more than 20% of the relative outperformance. Tech earnings surged, likely due to managements around the world scrambling to improve their computers, expand communications and upgrade software.

Japan was the leading contributor to the Fund’s relative performance from a country perspective. Japanese stocks, such as Fanuc Ltd. (TSE: 69540), a company that manufactures industrial robots), Nidec Corp. (NYSE: NJ), a producer of high tech motors, and Komatsu Ltd. (OTC: KMTUY), a heavy equipment manufacture, contributed significantly to outperformance. The Fund’s relative underweight position in an underperforming Japanese market also contributed to outperformance. French stocks also contributed to outperformance, as LVMH Moet Hennessy Louis Vuitton S.A. (Paris: MC FP), a maker of luxury goods, Technip S.A. (OTC: TKPPY), an oil services company, and Dassault Systems S.A. (OTC: DASTY), a software company, all moved up sharply on the French bourse.

[1]	The TED Spread is the difference between 3-month risk futures contracts for U.S. Treasuries and 3-month futures contracts for Eurodollars with the same expiration months.

[2]	The Baltic Dry Freight Index is a composite of three sub-indexes that measure different sizes of dry bulk carriers (merchant ships) — Capesize, Supramax and Panamax.

SCOUT FUNDS ANNUAL REPORT

Top contributing stocks for the past year included Cia de Bebidas das Americas (AmBev) (NYSE: ABV), the Brazilian beer maker, Infosys Technologies Ltd. (NASDAQ: INFY), an Indian software company; Sandvik A.B. (OTC: SDVKY), a Swedish industrial tools manufacturer, and United Overseas Bank Ltd. (OTC: UOVEY), a Singapore commercial bank). The worst performer in the Fund was BP PLC (NYSE: BP), the troubled British energy producer. The position has been eliminated without lament. Other weak performers removed from the portfolio included Lonza Group (OTC: LZAGY), the Swiss Biotech company, and Research in Motion (NASDAQ: RIMM), the Canadian tech company.

We believe that the coming fiscal year offers much for markets to worry about. Numerous countries may be struggling with budget crises and debt troubles. Austerity will likely place heavier tax burdens on consumers and producers around the world. Fears of inflation and protectionism could linger. Elections in Japan, the U.S., Brazil and numerous smaller countries will potentially inspire uncertainty around the world. Against this wall of angst, we believe that optimism will make its entrance. Profits seem to be surging around the world. Economies appear to be bustling, especially in the Far East. Productivity looks strong. Capital spending seems robust. Equities are likely to continue climbing a wall of worry during the remainder of the year. Looking forward, the Fund will continue its history of careful, prudent management.*

On behalf of the entire management team, thank you for your continued support of the Scout Funds and the Scout International Fund.

James L. Moffett, CFA
Gary N. Anderson, CFA
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index-U.S. Dollars and Lipper International Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[3]
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) index is an arithmetic, market value-weighted average of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. The Lipper International Funds Index invests assets in securities with primary trading markets outside the United States.

Country Diversification* (Unaudited)

Based on total net assets as of June 30, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2010

COMPARATIVE RATES OF RETURN (Unaudited)

Scout International Fund (UMBWX)
as of June 30, 2010

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	13.41%	-7.57%	4.59%	3.33%
MSCI EAFE Index-U.S. Dollars (net)[1]	5.92%	-13.38%	0.88%	0.16%
Lipper International Funds Index[1]	9.50%	-11.35%	2.62%	1.21%

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2009, the gross/net expense ratio for the Fund was 1.02% (as disclosed in the most recent Prospectus) compared to the June 30, 2010 gross/net expense ratio of 0.97%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to October 31, 2006, the Fund was known as the UMB Scout WorldWide Fund.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout International Fund (UMBWX)

	Income &	Cumulative
	Net	Short-Term[3]	Long-Term[3]	Value Per[4]
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/05	$28.26	$0.23	$0.30	$32.41
12/31/06	32.66	0.33	1.30	38.44
12/31/07	37.38	0.65	0.41	44.22
12/31/08	21.79	0.46	0.98	30.07
12/31/09	29.14	0.33	—	37.75
6/30/10[2]	25.91	0.24	—	34.76

[2]	Six month only. Distributions typically occur in June and/or December.

[3]	Represents distributions for the respective 12-month or 6-month period ended.

[4]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout International Fund (UMBWX)

Based on total net assets as of June 30, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

 Scout International Fund (UMBWX)

	Market Value (000’s)	Percent of Total
United Overseas Bank Ltd.	$112,818	2.1%
Toronto-Dominion Bank	109,795	2.1%
Cia de Bebidas das Americas	104,671	2.0%
Mettler-Toledo International, Inc.	94,900	1.8%
Fanuc Ltd.	93,538	1.7%
Aflac, Inc.	91,533	1.7%
Sampo Oyj — A Shares	86,961	1.6%
Infosys Technologies Ltd.	86,815	1.6%
Royal Bank of Canada	84,919	1.6%
HSBC Holdings PLC	84,458	1.6%
Top Ten Equity Holdings Total	$950,408	17.8%

Based on total net assets as of June 30, 2010. Subject to change.
PLC — Public Limited Company

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

INTERNATIONAL FUND

	Shares	Value

COMMON STOCKS — 97.7%
AUSTRALIA — 4.6%
Australia & New Zealand Banking Group Ltd.[1]	4,375,779	$78,764,022
BHP Billiton Ltd.[1]	1,212,560	75,166,594
CSL Ltd.[2]	2,124,706	58,011,807
Woodside Petroleum Ltd.[1]	992,802	34,896,990
		246,839,413
BRAZIL — 4.8%
Cia de Bebidas das Americas[1]	1,036,247	104,671,310
Empresa Brasileira de Aeronautica S.A.[1]	1,609,132	33,711,315
Petroleo Brasileiro S.A.[1]	1,758,297	60,344,753
Vale S.A.[1]	2,259,982	55,030,562
		253,757,940
CANADA — 6.6%
Cameco Corp.	1,592,704	33,892,741
Enbridge, Inc.	1,431,098	66,689,167
Enbridge, Inc.	167,547	7,803,278
Imperial Oil Ltd.	1,401,100	51,028,062
Royal Bank of Canada	1,776,910	84,918,529
Toronto-Dominion Bank	1,691,501	109,795,330
		354,127,107
CHILE — 0.8%
Sociedad Quimica y Minera de Chile S.A.[1]	1,346,800	43,919,148

FINLAND — 1.6%
Sampo Oyj — A Shares[2]	4,124,588	86,961,039

FRANCE — 5.9%
Air Liquide S.A.[1]	2,394,774	48,518,561
AXA S.A.[1]	3,370,035	51,393,034
Dassault Systemes S.A.[2]	1,044,608	63,282,096
Groupe Danone[2]	720,435	38,622,685
LVMH Moet Hennessy Louis Vuitton S.A.[2]	638,021	69,444,157
Total S.A.[1]	906,478	40,465,178
		311,725,711
GERMANY — 9.1%
Adidas A.G.[1]	2,393,831	57,811,019
Allianz S.E.[1]	7,073,551	69,603,742
Bayer A.G.[1]	619,712	34,579,929
Bayerische Motoren Werke A.G.[1]	1,670,987	26,986,440
Fresenius Medical Care A.G. & Co. KGaA[1]	1,130,216	60,681,297
Henkel A.G. & Co. KGaA[1]	1,199,278	58,284,911
Muenchener Rueckversicherungs A.G.[1]	4,212,120	53,072,712
SAP A.G.[1]	1,204,477	53,358,331
Siemens A.G.[1]	794,170	71,102,040
		485,480,421
GREECE — 1.5%
Coca Cola Hellenic Bottling Co., S.A.[2]	3,625,719	77,703,163

HONG KONG — 0.8%
CLP Holdings Ltd.[1]	5,797,642	41,685,046

HUNGARY — 1.2%
Magyar Telekom Telecommunications PLC[1]	780,613	10,600,725
MOL Hungarian Oil and Gas NyRt.*[1]	1,297,796	53,495,151
		64,095,876
INDIA — 1.6%
Infosys Technologies Ltd.[1]	1,449,092	86,815,102

IRELAND — 1.0%
Ryanair Holdings PLC*[1]	2,018,091	54,670,085

ISRAEL — 1.6%
Teva Pharmaceutical Industries Ltd.[1]	1,610,540	83,731,975

ITALY — 2.0%
Luxottica Group S.p.A.[1]	2,181,954	52,563,272
Saipem S.p.A.[2]	1,834,028	55,861,197
		108,424,469
JAPAN — 14.0%
Asahi Breweries Ltd.[2]	2,860,980	48,467,972
Canon, Inc.[1]	1,900,612	70,911,834
Fanuc Ltd.[2]	828,340	93,538,280
Honda Motor Co., Ltd.[1]	1,901,665	54,672,869
Japan Tobacco, Inc.[2]	15,396	47,898,442
Komatsu Ltd.[1]	4,284,960	77,600,626
Kubota Corp.[1]	1,563,903	60,085,153
Kyocera Corp.[1]	657,485	53,059,039
Nidec Corp.[1]	3,779,815	78,998,133
Nitto Denko Corp.[2]	1,616,639	53,031,226
NTT DoCoMo, Inc.[1]	2,360,377	35,594,485
Terumo Corp.[2]	1,550,826	74,268,483
		748,126,542
LUXEMBOURG — 1.1%
Millicom International Cellular S.A.	736,586	59,715,027

MEXICO — 2.2%
Grupo Televisa S.A.[1]	3,608,003	62,815,332
Wal-Mart de Mexico S.A.B. de C.V.[1]	2,501,524	55,233,650
		118,048,982
NETHERLANDS — 0.7%
Koninklijke Ahold N.V.[1]	2,986,980	36,889,203

SINGAPORE — 2.1%
United Overseas Bank Ltd.[1]	4,022,036	112,818,110

SOUTH KOREA — 1.7%
POSCO[1]	611,015	57,630,935
Shinsegae Co., Ltd.[2]	75,033	32,419,811
		90,050,746
SPAIN — 3.2%
Banco Bilbao Vizcaya Argentaria S.A.[1]	3,975,191	40,904,715
Inditex S.A.[2]	1,306,998	74,526,984
Telefonica S.A.[1]	949,229	52,710,686
		168,142,385

(Continued on next page)

JUNE 30, 2010

SCHEDULE OF INVESTMENTS
June 30, 2010

INTERNATIONAL FUND  (Continued)

	Shares	Value

SWEDEN — 6.0%
Hennes & Mauritz A.B. — B Shares	3,003,368	$82,539,648
Sandvik A.B.[1]	5,304,131	64,339,109
SKF A.B.[1]	3,691,365	66,444,570
Svenska Cellulosa A.B. — B Shares[2]	2,950,310	34,699,605
Telefonaktiebolaget LM Ericsson[1]	6,258,532	68,969,023
		316,991,955
SWITZERLAND — 7.4%
ABB Ltd.*[1]	4,270,898	73,801,117
Adecco S.A.[1]	2,188,305	52,081,659
Givaudan S.A.[2]	62,091	52,735,919
Nestle S.A.[1]	1,251,755	60,384,661
Roche Holding A.G.[1]	1,037,763	35,595,271
Sonova Holding A.G.[2]	476,202	58,438,338
Swiss Reinsurance[1]	1,508,524	61,638,291
		394,675,256
TAIWAN — 1.9%
HON HAI Precision Industry Co., Ltd.*[2]	10,051,199	35,231,170
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	6,788,030	66,251,173
		101,482,343
UNITED KINGDOM — 10.8%
BG Group PLC[1]	815,507	60,918,373
BP PLC[1]	1,067,870	30,840,086
British American Tobacco PLC[1]	860,696	54,482,057
HSBC Holdings PLC[1]	1,852,555	84,457,982
Prudential PLC[1]	5,443,574	81,326,996
Reckitt Benckiser Group PLC[2]	1,057,326	49,180,746
Sage Group PLC[2]	19,397,512	66,736,368
Standard Chartered PLC[2]	2,478,911	60,362,390
Tesco PLC[1]	2,710,422	45,887,444
Vodafone Group PLC[1]	1,888,962	39,044,844
		573,237,286
UNITED STATES — 3.5%
Aflac, Inc.	2,145,127	91,532,569
Mettler-Toledo International, Inc.*	850,126	94,899,565
		186,432,134

TOTAL COMMON STOCKS
(Cost $4,894,466,019) — 97.7%		5,206,546,464

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS — 1.8%
U.S. GOVERNMENT AND AGENCIES
Federal Agricultural Mortgage Corp.
0.010%, 07/01/10	$10,000,000	$10,000,000
Federal Farm Credit Bank
0.010%, 07/01/10	11,599,000	11,599,000
Federal Home Loan Bank
0.001%, 07/01/10	46,285,000	46,285,000
Federal National Mortgage Association
0.080%, 07/15/10	5,000,000	4,999,845
United States Treasury Bill
0.010%, 07/08/10	25,000,000	24,999,951

TOTAL SHORT-TERM INVESTMENTS
(Cost $97,883,796) — 1.8%		97,883,796

TOTAL INVESTMENTS
(Cost $4,992,349,815) — 99.5%		5,304,430,260

Other assets less liabilities — 0.5%		28,135,249

TOTAL NET ASSETS — 100.0%
(equivalent to $25.91 per share;
unlimited shares of $1.00 par value
capital shares authorized;
205,782,264 shares outstanding)		$5,332,565,509

PLC — Public Limited Company
*	Non-income producing security
[1]	ADR — American Depositary Receipt
[2]	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see note 1.a).

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT

International Discovery Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout International Discovery Fund seeks long-term growth of capital by investing in equity securities of smaller and mid-sized companies that are either located outside the United States or whose primary business is carried on outside of the United States.

International markets continued their upward move in the second half of 2009, rounding off a seemingly strong calendar year for global markets as a whole. The huge stimulus programs enacted by the major authorities worldwide appear to have served their purpose and dragged economies back from the brink. As equity indices considered the longer term impact of these policies, the first half of 2010 has provided somewhat of a choppy market. In spite of this, the MSCI SMID EAFE Index posted a return of 9.91% for the period while the Scout International Discovery Fund outperformed this index and showed a return of 11.77% for the twelve months ended June 30, 2010.

Positive economic news was the driver for much of the equity market performance in the middle of last year. As leading economic indicators bottomed out, investor confidence returned. House prices in the U.S. showed some sustained improvement, manufacturing numbers turned up and the two largest continental European economies, Germany and France, each reported positive GDP numbers. But by the beginning of 2010 economic reports began to moderate. Retailers in the U.S. had a difficult start to the year but earnings reports in Europe were generally good. However, on the macroeconomic front, it was Greece that cast a pall over investors, beginning even as early as last autumn. At that point, the country’s new government adjusted deficit estimates significantly upward, with a resultant collapse in the Greek bond markets. The IMF and Eurozone members offered loan support, but, as time wore on, these efforts were viewed by many as not being strong enough. S&P downgraded the debt rating of Greece, Spain and Portugal at the end of April and the major European indices dropped 10-15% in a matter of weeks. The damage was compounded by a euro which depreciated dramatically against the U.S. dollar as the market lost confidence in the integrity of the Eurozone and its financial institutions.

Emerging markets were one of the shining lights on the global scene during the fiscal year, with most of the major indices posting returns of close to 30%. It appears that Brazil was so concerned about the strength of its currency, the real, that it even introduced a tax on foreign purchases of securities. China was the main exception to the trend of much improved markets. Even as international markets were powering ahead late in the summer, the Shanghai Composite Index lost more than 20% in August compared to the broad MSCI EAFE Index. More recently, U.S.-China relations took a turn for the better when China announced it would resume making the yuan more flexible. This may placate many in the U.S. as the “cheapness” of the yuan in dollar terms was viewed as a type of unfair competition.

China has been an interesting observation in how a command economy can react to dramatically changing economic circumstances. It provided massive stimulus to its economy when faced with the global financial crisis. This huge injection, tied to the general turnaround globally, likely staved off fears of a recession but resulted in an overheating of some sectors of the economy earlier this year. Property prices saw a dramatic increase in most major cities and, once again, the authorities stepped in to dampen speculation by introducing restrictions on mortgages and downpayments. Because of its structure, decisions can be made and implemented rapidly throughout the whole system. This is one advantage of centralized policy making. However, even though the banking system can be an easy mechanism for executing policy, government control of the financial industry can also lead to distortions and opacity.

The primary outperforming sectors in the Fund were Financials, Consumer Discretionary and Information Technology. The Fund’s underweight in Financials contributed much to outperformance, as did stock selection with a couple of investments — Banco Santander Chile (NYSE: SAN), the largest bank in Chile, and United Overseas Bank Ltd. (OTC: UOVEY), a leading Singaporean financial services company — providing returns greater than 40%. The Consumer Discretionary sector was helped by SEB S.A. (Paris: SK FP), a French-based world leader in household appliances; Informa PLC (London: INF LN), a U.K. provider of business information including academic journals and conferences; and Bijou Brigitte A.G. (Frankfurt: BIJ GR), market leader in costume jewelry and accessories with 1100 stores worldwide. Among the top contributors within Information Technology were Nidec Corp. (NYSE: NJ), the Japanese world leader in manufacture of small precision motors, and Temenos Group A.G. (Swiss: TEMN SW), a Swiss provider of integrated banking software. On the negative side, the Fund’s worst relative performing sector was Consumer Staples and within this, Shoppers Drug Mart Corp. (Toronto: SC CN), a Canadian drugstore retailer, suffered. The company was impacted by an Ontario government decision to cut back funding tied to generic prescriptions.

The Fund’s underweights in Japan and Spain were primary contributors to relative outperformance for the fiscal year. Spain suffered severely during 2010 for its membership in the PIIGS and its rapidly deflating property bubble. The country was not alone in building up debt levels in an era of lower than appropriate interest rates when the single currency became a reality. Ireland was another guilty party in this respect and the Fund’s ownership of Irish Life & Permanent PLC (Dublin: IPM ID), a retail financial services group, was one of the main reasons that Ireland was the Fund’s worst relative performing country.*

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2010

In our view, the outlook for the remainder of the year is impacted by two opposing sets of forces. Both consumers and governments need to continue to repair their balance sheets. The unprecedented debt levels we have seen over the last number of years have to be reversed. We have seen consumers cut back spending some and we are now seeing governments tightening their belts also. Witness the austerity packages being introduced by many European countries. Leading economic indicators have begun to peak and unemployment levels have been slow to abate, so there are worries still apparent. On the other side, corporate balance sheets are cash-heavy, which bodes well for business investment. Corporate profits have also been very strong. Inflation will be subdued for the foreseeable future and interest rates will remain low as long as central banks wait for a recovering global economy to find its footing. Absent any major shocks, the worldwide economy should manage to avoid a “double-dip” recession and continue to grow. However, it is likely that this growth will be sluggish.

James L. Moffett, CFA
Michael D. Stack, CFA
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout International Discovery Fund, MSCI EAFE SMID Index-U.S. Dollars and Lipper International Small/Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East Small/Mid-Cap Core Fund Index (MSCI EAFE SMID) is a free float-adjusted market capitalization index that is designed to measure the equity of the Mid and Small Cap market performance of developed markets, excluding the U.S. & Canada. The Lipper International Small/Mid-Cap Core Funds Index invests in Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 250th largest.

Country Diversification* (Unaudited)

Based on total net assets as of June 30, 2010. Subject to change.

SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout International Discovery Fund (UMBDX)
as of June 30, 2010
		Since
	1 Year	Inception[1]
Scout International Discovery Fund	11.77%	-8.59%
MSCI EAFE SMID Index-U.S. Dollars (net)[2]	9.91%	-13.73%
Lipper International Small/Mid-Cap Core Funds Index[2]	15.36%	-10.06%

[1]	Inception – December 31, 2007.

[2]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2009, the gross expense ratio for the Fund was 3.29% (as disclosed in the most recent Prospectus) compared to the June 30, 2010 gross expense ratio of 1.93%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Discovery Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect.  In absence of such waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout International Discovery Fund does not exceed 1.60%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout International Discovery Fund (UMBDX)
		Income &		Cumulative[5]
	Net	Short-Term[4]	Long-Term[4]	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/07	$10.00	$—	$—	$10.00
12/31/08	6.39	0.16	—	6.55
12/31/09	8.36	0.05	—	8.57
6/30/10[3]	7.74	0.02	—	7.97

[3]	Six month only. Distributions typically occur in June and/or December.

[4]	Represents distributions for the respective 12-month or 6-month period ended.

[5]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)
Scout International Discovery Fund (UMBDX)

Based on total net assets as of June 30, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)
Scout International Discovery Fund (UMBDX)
	Market	Percent
	Value (000’s)	of Total
Wing Hang Bank Ltd.	$612	2.6%
Ryanair Holdings PLC	601	2.6%
United Overseas Bank Ltd.	561	2.4%
Banco Santander Chile	549	2.4%
SMC Corp.	522	2.2%
Japan Smaller Capitalization Fund, Inc. CEF	500	2.2%
Willis Group Holdings Ltd.	475	2.0%
Nidec Corp.	458	2.0%
SGS S.A.	444	1.9%
Koninklijke Vopak N.V.	440	1.9%
Top Ten Equity Holdings Total	$5,162	22.2%
Based on total net assets as of June 30, 2010. Subject to change.
CEF — Closed End Fund
PLC — Public Limited Company

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2010

SCHEDULE OF INVESTMENTS
June 30, 2010

INTERNATIONAL DISCOVERY FUND

	Shares	Value

COMMON STOCKS — 97.9%
AUSTRALIA — 2.4%
Ansell Ltd.[2]	19,830	$217,562
Mount Gibson Iron Ltd.*[2]	258,800	327,879
		545,441
BELGIUM — 1.1%
Colruyt S.A.[2]	1,050	247,003

BRAZIL — 1.3%
Empresa Brasileira de Aeronautica S.A.[1]	14,180	297,071

CANADA — 4.6%
Agnico-Eagle Mines Ltd.	2,270	137,971
Canadian Pacific Railway Ltd.	6,320	338,878
Home Capital Group, Inc.	9,300	368,401
Shoppers Drug Mart Corp.	7,500	231,929
		1,077,179
CHILE — 5.5%
Banco Santander Chile[1]	8,190	549,467
Empresa Nacional de Electricidad S.A.[1]	3,110	143,620
Sociedad Quimica y Minera de Chile S.A.[1]	9,030	294,468
Vina Concha y Toro S.A.[1]	6,730	280,641
		1,268,196
FINLAND — 1.8%
Sampo Oyj — A Shares[2]	19,630	413,870

FRANCE — 6.3%
Cie Generale d’Optique Essilor
International S.A.[2]	4,200	249,585
Dassault Systemes S.A.[1]	4,650	280,627
Gemalto N.V.[2]	6,550	246,501
Neopost S.A.[2]	3,800	275,171
SEB S.A.[2]	4,950	320,065
Technip S.A.[1]	1,680	97,188
		1,469,137
GERMANY — 8.9%
Adidas A.G.[1]	12,650	305,497
Bijou Brigitte A.G.	2,650	387,085
Fresenius S.E.[2]	3,500	230,246
Morphosys A.G.*[2]	8,500	150,832
Pfeiffer Vacuum Technology A.G.[2]	4,150	303,132
Rational A.G.[2]	1,780	271,905
Tognum A.G.[2]	14,370	268,801
Wirecard A.G.[2]	18,000	153,109
		2,070,607
GREECE — 1.0%
Coca Cola Hellenic Bottling Co., S.A.[1]	11,200	236,880

HONG KONG — 2.6%
Wing Hang Bank Ltd.[1,2]	31,140	612,231

HUNGARY — 1.0%
MOL Hungarian Oil and Gas NyRt.*[1]	5,720	235,778

IRELAND — 3.3%
Irish Life & Permanent PLC*[2]	89,250	164,954
Ryanair Holdings PLC*[1]	22,200	601,398
		766,352
ISRAEL — 0.4%
Israel Chemicals Ltd.[2]	7,850	81,779

ITALY — 2.5%
Finmeccanica S.p.A.[2]	22,600	234,280
Luxottica Group S.p.A.[1]	14,700	354,123
		588,403
JAPAN — 18.3%
Amada Co., Ltd.[2]	31,100	204,428
Asahi Breweries Ltd.[2]	17,490	296,299
Japan Smaller Capitalization Fund, Inc. CEF	60,000	500,400
Nidec Corp.[1]	21,900	457,710
Pigeon Corp.[2]	5,750	212,131
SECOM Co., Ltd.[2]	6,740	299,297
SMC Corp.[2]	3,900	521,710
SPDR Russell/Nomura Small Cap Japan ETF	10,000	379,800
Suzuki Motor Corp.[2]	15,300	300,269
Sysmex Corp.[2]	5,560	315,774
Taiyo Nippon Sanso Corp.[2]	13,290	105,536
Toshiba Machine Co., Ltd.[2]	86,700	349,750
Yamada Denki Co., Ltd.[2]	4,450	290,762
		4,233,866
LUXEMBOURG — 1.6%
Millicom International Cellular S.A.	4,600	372,922

NETHERLANDS — 2.8%
Koninklijke Vopak N.V.[2]	12,000	439,749
Randstad Holding N.V.*[2]	5,600	220,053
		659,802
POLAND — 0.8%
Central European Distribution Corp.*	8,390	179,378

PORTUGAL — 1.1%
Galp Energia SGPS S.A.[2]	17,330	258,859

SINGAPORE — 3.2%
Flextronics International Ltd.*	32,500	182,000
United Overseas Bank Ltd.[1]	20,000	561,000
		743,000
SOUTH AFRICA — 1.0%
Naspers Ltd. — N Shares[2]	6,940	233,708

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

INTERNATIONAL DISCOVERY FUND (Continued)

	Shares	Value

SOUTH KOREA — 2.7%
Hyundai Steel Co.[2]	2,550	$186,400
LG Household & Health Care Ltd.[2]	1,020	289,678
Yuhan Corp.[2]	1,150	143,676
		619,754
SWEDEN — 1.3%
Svenska Cellulosa A.B.[1]	25,950	311,141

SWITZERLAND — 10.6%
Acino Holding A.G.[2]	1,650	158,009
Givaudan S.A.[2]	500	424,666
Lindt & Spruengli A.G.[2]	12	294,068
Schindler Holding A.G.[2]	4,350	366,646
SGS S.A.[1]	32,930	443,567
Swiss Life Holding A.G.*[2]	2,800	267,604
Temenos Group A.G.*[2]	12,000	288,889
Vetropack Holding A.G.	130	217,099
		2,460,548
TAIWAN — 0.6%
Siliconware Precision Industries Co.[1]	25,660	137,281

UNITED KINGDOM — 9.9%
AMEC PLC[2]	22,930	280,922
Capita Group PLC[2]	33,070	364,338
Informa PLC[2]	60,830	321,382
Marks & Spencer Group PLC[1]	31,730	312,223
Premier Oil PLC*[2]	15,540	286,911
Sage Group PLC[1]	18,580	256,032
Willis Group Holdings Ltd.	15,790	474,490
		2,296,298
UNITED STATES — 1.3%
Mettler-Toledo International, Inc.*	2,640	294,703

TOTAL COMMON STOCKS
(Cost $22,902,030) — 97.9%		22,711,187

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS — 1.4%
U.S. GOVERNMENT AND AGENCIES
Federal Farm Credit Bank
0.010%, 07/01/10	$103,000	$103,000
Federal Home Loan Bank
0.001%, 07/01/10	221,000	221,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $324,000) — 1.4%		324,000

TOTAL INVESTMENTS
(Cost $23,226,030) — 99.3%		23,035,187

Other assets less liabilities — 0.7%		168,801

TOTAL NET ASSETS — 100.0%
(equivalent to $7.74 per share;
unlimited shares of $1.00 par value
capital shares authorized;
2,997,188 shares outstanding)		$23,203,988

CEF — Closed End Fund
ETF — Exchange Traded Fund
PLC — Public Limited Company
*	Non-income producing security
[1]	ADR — American Depositary Receipt
[2]	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see note 1.a).

See accompanying Notes to Financial Statements.

JUNE 30, 2010

 Bond Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

This time last year, it appeared that the worst of the 2008 financial crisis had passed and there were signs the U.S. economy was on its way to recovery. Market participants debated the trajectory and the risks that remained. There were seemingly two camps — one that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation, and another camp that worried removing stimulus measures too soon might cause the nascent economic recovery to slide back into recession. The “growth camp” seemed to be the early winner as the economy showed signs of growth and the employment situation stabilized during the first quarter of 2010. Not surprisingly, interest rates rose to their highest levels since the 2008 financial crisis and were threatening to move higher. However, by the end of the second quarter, long-term interest rates had declined by 1%, as expectations of growth evaporated and inflation fears once again gave way to deflation concerns. What started as a Greek sovereign debt problem evolved into a full-blown financial crisis during May and June and fueled a “flight-to-quality” rally in U.S. Treasury securities. By the end of June, those in the “more stimulus camp” appeared to be firmly back in charge and the debate changed from “exit strategy” to the need to prevent a “double-dip recession.” So we find ourselves twelve months later facing the same questions — when will real final demand return to the economy, how robust will it be and what is the need and role of government stimulus in the months ahead?

The Scout Bond Fund returned 4.84% compared to 5.65% for its benchmark, the Barclays 1-5 Year Government/Credit Index, for the fiscal year ended June 30, 2010. Over the past three years, the Scout Bond Fund had an annualized return of 5.95% compared to 6.03% for the benchmark. During the latter half of last year, the corporate bond sector led the way with low quality outperforming high quality, as corporate spreads continued to narrow from extreme levels reached during the height of the financial crisis. The Fund’s overweight in corporate bonds relative to the benchmark generally contributed to performance for the period. However, among other factors, the Fund’s focus on higher-quality issuers combined with an underweight in the financial sector and lower-quality bonds kept the Fund from keeping pace with the benchmark during this period. Finally, as rates fell sharply in the second quarter, the Fund’s slightly shorter duration and underweight in U.S. Treasury securities relative to the benchmark contributed to the Fund’s underperformance in the past few months.*

Given recent events, the recovery is likely to proceed at a slower pace and take longer than the markets initially expected. We remain optimistic that the healing process for global economies will continue and that economic growth will remain positive in the months ahead. As we have stated several times, we believe the key to the U.S. recovery lies with a successful resumption of real final demand from consumers and businesses, along with avoiding any further shocks. We expect the path to growth will face more challenges and present opportunities along the way. As always, we will maintain our focus on the consistency of returns, safety of principal and liquidity. Thank you for selecting the Scout Bond Fund as part of your investment portfolio.

Bruce C. Fernandez, CFA
Michael J. Heimlich, CFA
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Bond Fund, Barclay’s Capital 1-5 Year Gov’t./Credit Index, Lipper Short Investment Grade Debt Funds Index and Lipper Short/Intermediate Investment Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Barclay’s Capital 1-5 Year Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed rate issues with maturities between one and five years. The Lipper Short Investment Grade Debt Funds Index is an unmanaged index consisting of 30 mutual funds that invest at least 65% of assets in investment-grade debt issues with dollar weighted average maturities of less than three years. The Lipper Short/Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of 30 mutual funds that invest at least 65% of assets in investment-grade debt issues with dollar weighted average maturities of five to ten years.

[2]
Effective June 30, 2010, the Lipper Short Investment Grade Debt Funds Index is replacing the Lipper Short/Intermediate Investment Grade Debt Funds Index. This change reflects Lipper’s change in categorization of the Fund. The Lipper Short/Intermediate Investment Grade Debt Funds Index may be excluded from this comparison in the future.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Bond Fund (UMBBX)
as of June 30, 2010

	1 Year	3 Years	5 Years	10 Years
Scout Bond Fund	4.84%	5.95%	4.37%	5.20%
Barclay’s Capital 1-5 Year
Gov’t./Credit Index[1]	5.64%	6.03%	4.92%	5.36%
Lipper Short Investment Grade
Debt Funds Index[1,2]	7.97%	3.59%	3.58%	3.93%
Lipper Short/Intermediate Inv.
Grade Debt Funds Index[1,2]	9.84%	5.67%	4.47%	5.07%

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

[2]
Effective June 30, 2010, the Lipper Short Investment Grade Debt Funds Index is replacing the Lipper Short/Intermediate Investment Grade Debt Funds Index. This change reflects Lipper’s change in categorization of the Fund. The Lipper Short/Intermediate Investment Grade Debt Funds Index may be excluded from this comparison in the future.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2009, the gross expense ratio for the Fund was 0.71% (as disclosed in the most recent Prospectus) compared to the June 30, 2010 gross expense ratio of 0.70%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout Bond Fund does not exceed 0.57%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Bond Fund (UMBBX)

		Income &		Cumulative[5]
	Net	Short-Term[4]	Long-Term[4]	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/05	$10.91	$0.41	$—	$27.11
12/31/06	10.86	0.43	—	27.49
12/31/07	11.02	0.45	—	28.10
12/31/08	11.22	0.38	—	28.68
12/31/09	11.45	0.32	—	29.23
6/30/10[3]	11.61	0.14	—	29.53

[3]	Six month only. Distributions typically occur in June and/or December.

[4]	Represents distributions for the respective 12-month or 6-month period ended.

[5]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)
Scout Bond Fund (UMBBX)

Based on total net assets as of June 30, 2010. Subject to change.

Taxable Yield Curves

Source: Bloomberg, L.P.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2010

SCHEDULE OF INVESTMENTS
June 30, 2010

BOND FUND

	Principal
	Amount	Value

COMMERCIAL PAPER — 5.9%
BNP Paribas Finance, Inc.
0.030%, 07/01/10[7]	$2,500,000	$2,500,000
Brown-Forman Corp.
0.050%, 07/01/10	2,438,000	2,438,000
Northern Illinois Gas Co.
0.130%, 07/01/10	2,500,000	2,500,000

TOTAL COMMERCIAL PAPER
(Cost $7,438,000) — 5.9%		7,438,000

CORPORATE BONDS — 39.2%
Alabama Power Co.
5.800%, 11/15/13[4]	1,000,000	1,131,055
Anheuser-Busch Cos., Inc.
4.700%, 04/15/12[4]	1,000,000	1,050,824
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 03/26/13[3,4]	700,000	708,763
AT&T, Inc.
5.100%, 09/15/14[4]	490,000	544,095
Bank of New York Mellon Corp.
4.500%, 04/01/13	1,000,000	1,077,956
Bank of Nova Scotia
3.400%, 01/22/15[7]	1,500,000	1,550,457
Berkshire Hathaway, Inc.
2.125%, 02/11/13	2,000,000	2,043,236
BHP Billiton Finance USA Ltd.
5.500%, 04/01/14[7]	1,500,000	1,674,034
BP Capital Markets PLC
3.625%, 05/08/14[4]	1,375,000	1,177,536
Cisco Systems, Inc.
5.250%, 02/22/11[4]	1,000,000	1,027,351
CME Group, Inc.
5.400%, 08/01/13[4]	1,000,000	1,103,929
DIRECTV Holdings, LLC
3.550%, 03/15/15[4]	2,000,000	2,015,432
Duke Energy Carolinas, LLC
5.750%, 11/15/13[4]	1,650,000	1,869,338
General Dynamics Corp.
1.800%, 07/15/11[4]	250,000	251,755
General Electric Capital Corp.
6.875%, 11/15/10	1,500,000	1,530,353
Hewlett-Packard Co.
4.500%, 03/01/13[4]	2,000,000	2,160,166
Home Depot, Inc.
5.200%, 03/01/11[4]	1,000,000	1,025,343
5.250%, 12/16/13[4]	655,000	720,775
International Business Machines Corp.
7.500%, 06/15/13	500,000	584,173
6.500%, 10/15/13[4]	2,000,000	2,314,348
John Deere Capital Corp.
5.350%, 01/17/12	500,000	532,393
5.250%, 10/01/12	1,000,000	1,084,176
JPMorgan Chase & Co.
4.650%, 06/01/14	2,500,000	2,668,075
Kellogg Co.
4.250%, 03/06/13[4]	1,000,000	1,072,442
Kraft Foods, Inc.
4.125%, 02/09/16	1,500,000	1,585,189
Kroger Co.
3.900%, 10/01/15[4]	500,000	528,063
Morgan Stanley
6.000%, 05/13/14	1,000,000	1,060,496
Niagara Mohawk Power Corp.
3.553%, 10/01/14[3,4]	1,500,000	1,540,544
Novartis Capital Corp.
1.900%, 04/24/13[4]	500,000	507,901
Praxair, Inc.
1.750%, 11/15/12[4]	500,000	506,900
Procter & Gamble International Funding SCA
1.350%, 08/26/11[4,7]	1,000,000	1,007,319
Roche Holdings, Inc.
5.000%, 03/01/14[3,4]	2,000,000	2,220,430
Thermo Fisher Scientific, Inc.
2.150%, 12/28/12[4]	1,500,000	1,518,279
Tyco International Finance S.A.
3.375%, 10/15/15[4,7]	1,000,000	1,033,450
U.S. Bancorp
4.200%, 05/15/14	1,500,000	1,605,967
Verizon Virginia, Inc.
4.625%, 03/15/13[4]	3,000,000	3,167,823
Wells Fargo & Co.
3.750%, 10/01/14	1,000,000	1,024,829
3.625%, 04/15/15	1,000,000	1,022,889

TOTAL CORPORATE BONDS
(Cost $46,944,768) — 39.2%		49,248,084

U.S. GOVERNMENT AND AGENCIES — 54.9%
FDIC: TEMPORARY LIQUIDITY GUARANTEE
PROGRAM — 5.0%
Bank of America Corp.
3.125%, 06/15/12[6]	3,000,000	3,134,472
John Deere Capital Corp.
2.875%, 06/19/12[6]	1,500,000	1,560,573
Wells Fargo & Co.
2.125%, 06/15/12[6]	1,500,000	1,541,034
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM		6,236,079

FEDERAL FARM CREDIT BANK — 0.9%
5.000%, 09/04/13	1,000,000	1,114,691

FEDERAL HOME LOAN BANK — 5.6%
1.625%, 07/27/11	2,000,000	2,024,556
2.000%, 07/27/12[4]	1,500,000	1,501,563
4.050%, 08/27/12[4]	320,000	321,824
4.500%, 11/15/12	2,000,000	2,168,760
3.750%, 06/14/13	1,000,000	1,072,747
TOTAL FEDERAL HOME LOAN BANK		7,089,450

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

BOND FUND (Continued)

	Principal
	Amount	Value

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 8.3%
4.000%, 07/01/10	$456,829	$456,829
3.500%, 09/01/10	383,365	383,180
2.125%, 03/23/12	1,000,000	1,025,145
2.350%, 08/27/12[4]	1,500,000	1,504,644
2.125%, 09/21/12	1,000,000	1,028,753
1.250%, 12/28/12[4]	2,000,000	2,002,090
1.875%, 03/08/13[4]	2,000,000	2,016,048
3.500%, 08/18/14[4]	2,000,000	2,008,544
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		10,425,233

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 7.5%
5.375%, 11/15/11	1,300,000	1,385,798
1.250%, 04/27/12[4]	2,000,000	2,005,198
2.000%, 09/28/12[4]	2,000,000	2,006,936
2.000%, 04/19/13[4]	2,000,000	2,032,972
3.250%, 11/17/14[4]	2,000,000	2,020,898
TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION		9,451,802

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION — 9.9%
6.500%, 10/15/11	2,303	2,337
6.000%, 02/20/13	4,780	5,053
6.000%, 03/15/13	1,420	1,545
6.000%, 06/15/13	3,449	3,752
5.500%, 04/20/16	83,052	89,615
7.000%, 07/20/16	14,121	15,283
6.000%, 08/15/16	63,788	69,435
6.000%, 08/15/16	57,959	63,090
5.500%, 09/20/16	196,793	212,344
5.500%, 11/15/16	291,869	315,975
5.500%, 12/20/16	2,657	2,867
5.500%, 01/15/17	206,450	224,337
6.000%, 02/15/17	7,552	8,189
5.500%, 05/20/17	196,214	212,350
5.500%, 08/15/17	232,995	253,182
5.500%, 08/15/17	172,536	187,485
5.500%, 10/15/17	330,625	359,271
5.500%, 10/20/17	154,945	167,687
5.500%, 11/15/17	274,849	298,662
5.500%, 11/15/17	8,655	9,405
5.000%, 03/15/18	11,490	12,388
5.000%, 04/16/18[4]	842,514	906,722
5.000%, 04/20/18	608,128	651,456
5.500%, 07/20/18	248,298	269,048
4.500%, 08/15/18	6,617	7,095
5.500%, 10/20/18	172,295	186,693
5.000%, 11/15/18	6,403	6,903
5.500%, 06/20/19	316,105	342,346
5.000%, 09/15/19	7,698	8,300
5.500%, 10/20/19	190,829	206,670
5.500%, 11/20/19	441,592	478,250
5.297%, 11/16/35[4,5]	3,500,000	3,876,621
5.346%, 07/16/36[4,5]	2,700,000	3,007,166
TOTAL GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION		12,461,522

U.S. TREASURY SECURITIES — 17.7%
0.875%, 04/30/11	4,895,000	4,917,565
1.750%, 11/15/11	2,650,000	2,697,308
1.375%, 03/15/12	3,750,000	3,804,934
1.375%, 04/15/12	4,495,000	4,563,306
1.000%, 04/30/12	3,000,000	3,022,968
2.750%, 02/28/13	1,200,000	1,260,563
2.125%, 05/31/15	1,985,000	2,019,432
TOTAL U.S. TREASURY SECURITIES		22,286,076

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $67,007,432) — 54.9%		69,064,853

TOTAL INVESTMENTS
(Cost $121,390,200) — 100.0%		125,750,937

Liabilities less other assets — 0.0%		(10,986)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.61 per share;
unlimited shares of $1.00 par value
capital shares authorized;
10,829,234 shares outstanding)		$125,739,951

LLC — Limited Liability Company
PLC — Public Limited Company
[3]	144A Restricted Security
[4]	Callable
[5]	Variable Rate Security (presented at the current rate as of June 30, 2010)
[6]	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.
[7]	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2010

Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio

OBJECTIVE & STRATEGY (Unaudited)
The Scout Money Market Fund – Federal Portfolio and Scout Money Market Fund – Prime Portfolio each seek maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations.

FUND DIVERSIFICATION* (Unaudited)
Scout Money Market Fund – Federal Portfolio (UMFXX)
Based on total net assets as of June 30, 2010. Subject to change.

Scout Money Market Fund – Prime Portfolio (UMPXX)
Based on total net assets as of June 30, 2010. Subject to change.

The Scout Money Market Fund – Prime Portfolio provided a compounded average annual rate of return of 0.03%, 2.58% and 2.35% for the one-, five- and ten-year periods ended June 30, 2010. The Scout Money Market Fund – Federal Portfolio provided a compounded average annual rate of return 0.02%, 2.48% and 2.28% for the one- five- and ten-year periods ended June 30, 2010. The Fund’s current seven day yields as of June 30, 2010 were 0.01% and 0.01%, respectively. The Fund’s current seven day yield quotation more closely reflects the current earnings of the money market funds than the total return quotation. The Lipper Money Market Fund Index provided a return of 0.05%, 2.69% and 2.41% for the one-, five- and ten-year periods ended June 30, 2010. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and seven-day yield, please call 800-996-2862 or visit www.scoutfunds.com. Performance of the Service Class Shares of the Fund may be lower based on differences in expenses paid by the shareholders in the different classes.

This time last year, it appeared that the worst of the 2008 financial crisis had passed and there were signs the U.S. economy was on its way to recovery. Market participants debated the trajectory and the risks that remained. There were seemingly two camps — one that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation, and another camp that worried removing stimulus measures too soon might cause the nascent economic recovery to slide back into recession. The “growth camp” seemed to be the early winner as the economy showed signs of growth and the employment situation stabilized during the first quarter of 2010. Not surprisingly, interest rates rose to their highest levels since the 2008 financial crisis and were threatening to move higher. However, by the end of the second quarter, long-term interest rates had declined by 1%, as expectations of growth evaporated and inflation fears once again gave way to deflation concerns. What started as a Greek sovereign debt problem evolved into a full-blown financial crisis during May and June and fueled a “flight-to-quality” rally in U.S. Treasury securities. By the end of June, those in the “more stimulus camp” appeared to be firmly back in charge and the debate changed from “exit strategy” to the need to prevent a “double-dip recession.” So we find ourselves twelve months later facing the same questions — when will real final demand return to the economy, how robust will it be and what is the need and role of government stimulus in the months ahead?

Given recent events, the recovery is likely to proceed at a slower pace and take longer than the markets initially expected. We remain optimistic that the healing process for global economies will continue and that economic growth will remain positive in the months ahead. As we have stated several times, we believe the key to the U.S. recovery lies with a successful resumption of real final demand from consumers and businesses, along with avoiding any further shocks.

Exceptionally low, near-zero short-term interest rates this past year have resulted in record low yields on market funds. We expect to see some relief as the business outlook improves and the US economic recovery progresses. In the meantime, we will maintain our focus on securities of the highest credit quality that we believe present minimal credit risk. Thank you for your continued support of the Scout Funds.

Bruce C. Fernandez, CFA
Richard L. Talerico
Scout Investment Advisors, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

MONEY MARKET FUND – FEDERAL PORTFOLIO

	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCIES — 98.1%
FDIC: TEMPORARY LIQUIDITY GUARANTEE
PROGRAM — 2.0%
Bank of America N.A.
0.718%, 12/23/10[5,6]	$5,000,000	$5,006,360

FEDERAL AGRICULTURAL MORTGAGE
CORPORATION — 15.6%
0.010%, 07/01/10	40,000,000	40,000,000
0.102%, 07/02/10	100,000	100,000
TOTAL FEDERAL AGRICULTURAL
MORTGAGE CORPORATION		40,100,000

FEDERAL FARM CREDIT BANK — 17.9%
0.351%, 07/06/10[5]	5,000,000	5,000,022
0.240%, 08/17/10[5]	5,000,000	5,000,000
0.321%, 09/03/10[5]	5,000,000	5,000,000
2.330%, 09/03/10	850,000	853,080
0.390%, 12/01/10[4]	7,150,000	7,149,926
0.700%, 12/09/10[5]	215,000	215,419
0.701%, 01/04/11[5]	5,000,000	5,009,440
0.387%, 01/28/11[5]	5,000,000	5,003,242
0.770%, 02/09/11[5]	5,000,000	5,014,682
0.320%, 02/14/11[5]	1,800,000	1,800,694
0.837%, 03/24/11[5]	6,000,000	6,025,066
TOTAL FEDERAL FARM CREDIT BANK		46,071,571

FEDERAL HOME LOAN BANK — 27.5%
0.002%, 07/01/10	19,288,000	19,288,000
0.041%, 07/02/10	9,050,000	9,049,990
5.000%, 07/12/10[4,5]	190,000	190,264
1.060%, 07/13/10	4,100,000	4,101,221
0.071%, 07/16/10	8,283,000	8,282,758
0.251%, 07/27/10[5]	5,000,000	5,000,042
4.125%, 08/13/10	1,070,000	1,074,945
1.350%, 09/03/10	420,000	420,689
5.125%, 09/10/10	1,045,000	1,054,949
1.150%, 11/05/10	5,000,000	5,014,216
0.330%, 12/10/10	5,000,000	5,001,665
0.400%, 01/04/11	2,885,000	2,885,000
0.450%, 02/25/11[4]	4,350,000	4,350,000
0.700%, 06/16/11[4]	5,000,000	5,000,000
TOTAL FEDERAL HOME LOAN BANK		70,713,739

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 20.3%
0.010%, 07/01/10	1,000,000	1,000,000
0.011%, 07/02/10	5,805,000	5,804,998
0.081%, 07/06/10	235,000	234,997
0.061%, 07/09/10	4,850,000	4,849,935
0.051%, 07/12/10	5,000,000	4,999,924
0.194%, 07/12/10[5]	2,300,000	2,300,057
4.125%, 07/12/10	2,000,000	2,002,368
0.064%, 07/14/10	1,542,000	1,541,965
0.107%, 08/02/10	3,800,000	3,799,644
5.125%, 08/23/10	5,475,000	5,513,574
0.464%, 08/24/10[5]	3,000,000	3,000,207
0.516%, 09/03/10[5]	5,000,000	5,000,739
0.284%, 01/14/11[5]	5,000,000	5,001,712
0.388%, 01/28/11[5]	1,200,000	1,200,816
4.125%, 02/24/11[4]	1,000,000	1,023,777
0.607%, 03/09/11[5]	5,000,000	5,006,024
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		52,280,737

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 14.8%
0.081%, 07/15/10	5,000,000	4,999,844
0.076%, 07/16/10	5,000,000	4,999,844
4.700%, 07/28/10[4]	2,000,000	2,006,314
0.101%, 08/02/10	6,450,000	6,449,427
0.297%, 08/05/10[5]	10,000,000	10,001,085
2.875%, 10/12/10	9,500,000	9,568,744
TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		38,025,258

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $252,197,665) — 98.1%		252,197,665

TOTAL INVESTMENTS
(Cost $252,197,665) — 98.1%		252,197,665

Other assets less liabilities — 1.9%		4,891,669

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
257,120,392 shares outstanding)		$257,089,334

[4]	Callable
[5]	Variable Rate Security (presented at the current rate as of June 30, 2010)
[6]	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.
Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

JUNE 30, 2010

SCHEDULE OF INVESTMENTS
June 30, 2010

MONEY MARKET FUND – PRIME PORTFOLIO

	Principal
	Amount	Value

COMMERCIAL PAPER — 62.3%
Abbott Laboratories
0.120%, 07/01/10[3]	$7,000,000	$7,000,000
0.142%, 07/08/10[3]	4,000,000	3,999,891
Alaska Housing Finance Corp.
0.558%, 08/11/10	8,000,000	7,994,989
0.558%, 08/13/10	7,000,000	6,995,401
Bank of America Corp.
0.223%, 07/06/10	7,250,000	7,249,778
Bank of Nova Scotia
0.304%, 07/21/10[7]	7,250,000	7,248,792
0.284%, 08/20/10[7]	7,500,000	7,497,083
Basin Electric Power Cooperative, Inc.
0.233%, 07/22/10[3]	7,500,000	7,498,994
0.243%, 08/02/10[3]	7,000,000	6,998,507
BNP Paribas Finance, Inc.
0.030%, 07/01/10[7]	7,500,000	7,500,000
0.284%, 07/08/10[7]	7,500,000	7,499,592
Brown University
0.254%, 07/02/10	4,000,000	3,999,972
County of St. Joseph
0.456%, 07/14/10	15,000,000	14,997,562
Dell, Inc.
0.142%, 07/19/10	5,000,000	4,999,650
0.152%, 07/20/10	7,500,000	7,499,406
EI du Pont de Nemours & Co.
0.183%, 07/09/10[3]	7,000,000	6,999,720
0.152%, 07/16/10[3]	4,100,000	4,099,744
Emerson Electric Co.
0.170%, 07/01/10[3]	5,000,000	5,000,000
0.172%, 07/15/10[3]	7,250,000	7,249,521
0.162%, 08/05/10[3]	2,500,000	2,499,611
General RE Corp.
0.213%, 07/02/10	7,000,000	6,999,959
Harvard University
0.243%, 07/15/10	3,750,000	3,749,650
0.284%, 08/06/10	10,025,000	10,022,193
Hewlett-Packard Co.
0.193%, 07/07/10[3]	1,020,000	1,019,968
0.162%, 07/22/10[3]	7,500,000	7,499,300
Illinois Tool Works, Inc.
0.183%, 07/08/10[3]	14,750,000	14,749,484
International Business Machines Corp.
0.193%, 07/02/10[3]	7,250,000	7,249,962
0.162%, 07/07/10[3]	7,250,000	7,249,807
Kreditanstalt fuer Wiederaufbau
0.223%, 07/15/10[3,7]	7,500,000	7,499,358
0.223%, 08/23/10[3,7]	7,000,000	6,997,733
Medtronic, Inc.
0.193%, 07/13/10[3]	3,080,000	3,079,805
Nebraska Public Power District
0.325%, 07/23/10	7,500,000	7,498,533
0.254%, 07/28/10	7,450,000	7,448,603
Nestle Capital Corp.
0.130%, 07/01/10[3]	10,250,000	10,250,000
Northern Illinois Gas Co.
0.130%, 07/01/10	3,500,000	3,500,000
Northwest Natural Gas Co.
0.355%, 07/26/10	1,000,000	999,757
Royal Bank of Canada
0.254%, 07/06/10[7]	7,000,000	6,999,757
Sigma-Aldrich Corp.
0.190%, 07/01/10[3]	4,000,000	4,000,000
0.223%, 07/02/10[3]	1,835,000	1,834,989
0.172%, 07/14/10[3]	7,500,000	7,499,539
0.162%, 07/16/10[3]	1,500,000	1,499,900
Southern Co.
0.213%, 07/15/10[3]	2,890,000	2,889,764
Southern Co. Funding Corp.
0.213%, 07/09/10[3]	5,000,000	4,999,767
0.254%, 07/27/10[3]	7,000,000	6,998,736
United Technologies Corp.
0.061%, 07/01/10[3]	8,500,000	8,500,000
Vanderbilt University
0.325%, 07/13/10	3,008,000	3,007,679
0.243%, 07/15/10	2,100,000	2,099,804
Wal-Mart Stores, Inc.
0.152%, 07/13/10[3]	7,000,000	6,999,650
Walt Disney Co.
0.160%, 07/01/10[3]	7,250,000	7,250,000
Yale University
0.243%, 07/13/10	5,000,000	4,999,600

TOTAL COMMERCIAL PAPER
(Cost $310,221,510) — 62.3%		310,221,510

CORPORATE BONDS — 12.8%
Bear Stearns Cos., LLC
5.850%, 07/19/10	7,500,000	7,519,688
Berkshire Hathaway Finance Corp.
0.594%, 01/11/11[5]	7,500,000	7,514,649
John Deere Capital Corp.
0.384%, 07/16/10[5]	2,250,000	2,250,071
0.960%, 08/19/10[5]	650,000	650,435
1.004%, 01/18/11[5]	6,740,000	6,763,126
JPMorgan Chase & Co.
0.858%, 09/24/10[5]	5,000,000	5,003,751
Kimberly-Clark Corp.
0.438%, 07/30/10[5]	7,500,000	7,500,951
U.S. Bancorp
4.500%, 07/29/10	7,900,000	7,922,143
Wal-Mart Stores, Inc.
4.125%, 07/01/10	5,000,000	5,000,000
4.750%, 08/15/10	1,921,000	1,931,589
Wells Fargo & Co.
4.625%, 08/09/10	4,125,000	4,143,973
0.766%, 01/24/11[5]	7,500,000	7,516,264

TOTAL CORPORATE BONDS
(Cost $63,716,640) — 12.8%		63,716,640

MUNICIPAL BOND — 1.4%
Iowa Finance Authority
0.320%, 01/01/39[4,5]	7,250,000	7,250,000

TOTAL MUNICIPAL BONDS
(Cost $7,250,000) — 1.4%		7,250,000

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

MONEY MARKET FUND – PRIME PORTFOLIO (Continued)

	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCIES — 23.2%
FDIC: TEMPORARY LIQUIDITY GUARANTEE
PROGRAM — 0.8%
Bank of America N.A.
0.718%, 12/23/10[5,6]	$4,100,000	$4,105,236
FEDERAL FARM CREDIT BANK — 5.0%
0.351%, 07/06/10[5]	5,000,000	5,000,022
0.321%, 09/03/10[5]	5,000,000	5,000,000
0.387%, 01/28/11[5]	5,000,000	5,003,239
0.350%, 02/01/11	5,000,000	4,999,568
0.400%, 02/03/11[4]	5,000,000	5,000,000
TOTAL FEDERAL FARM CREDIT BANK		25,002,829

FEDERAL HOME LOAN BANK — 4.9%
0.245%, 10/08/10[5]	3,800,000	3,801,637
0.400%, 01/04/11	5,765,000	5,765,000
0.570%, 04/13/11[4]	10,000,000	9,998,334
0.700%, 06/16/11[4]	5,000,000	5,000,000
TOTAL FEDERAL HOME LOAN BANK		24,564,971

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 3.4%
0.194%, 07/12/10[5]	2,805,000	2,805,011
0.464%, 08/24/10[5]	3,309,000	3,309,478
0.284%, 01/14/11[5]	5,000,000	5,001,706
0.607%, 03/09/11[5]	5,832,000	5,838,997
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		16,955,192

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 2.0%
0.297%, 08/05/10[5]	10,000,000	10,001,419

U.S. TREASURY SECURITY — 7.1%
2.000%, 09/30/10	35,000,000	35,146,073

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $115,775,720) — 23.2%		115,775,720

TOTAL INVESTMENTS
(Cost $496,963,870) — 99.7%		496,963,870

Other assets less liabilities — 0.3%		1,281,076

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
498,328,153 shares outstanding)		$498,244,946

LLC — Limited Liability Company
[3]	144A Restricted Security

[4]	Callable

[5]	Variable Rate Security (presented at the current rate as of June 30, 2010)

[6]	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.

[7]	Foreign security denominated in U.S. dollars.

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

JUNE 30, 2010

 Tax-Free Money Market Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

FUND DIVERSIFICATION* (Unaudited)
Scout Tax-Free Money Market Fund (UMTXX)

Based on total net assets as of June 30, 2010. Subject to change.

The Scout Tax-Free Money Market Fund provided a compounded average annual rate of return of 0.03%, 1.71% and 1.54% for the one-, five- and ten-year periods ended June 30, 2010. The Fund’s current seven-day yield as of June 30, 2010 was 0.01%. The Fund’s current seven-day yield quotation more closely reflects the current earnings of the Tax-Free Money Market Fund than the total return quotation. The Lipper Tax-Exempt Money Market Index posted an average of 0.05%, 1.82% and 1.64% for the one-, five- and ten-year periods ended June 30, 2010. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and seven-day yield, please call 800-996-2862 or visit www.scoutfunds.com. Performance of the Service Class Shares of the Fund may be lower based on differences in expenses paid by the shareholders in the different classes.

This time last year, it appeared that the worst of the 2008 financial crisis had passed and there were signs the U.S. economy was on its way to recovery. Market participants debated the trajectory and the risks that remained. There were seemingly two camps — one that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation, and another camp that worried removing stimulus measures too soon might cause the nascent economic recovery to slide back into recession. The “growth camp” seemed to be the early winner as the economy showed signs of growth and the employment situation stabilized during the first quarter of 2010. Not surprisingly, interest rates rose to their highest levels since the 2008 financial crisis and were threatening to move higher. However, by the end f the second quarter, long-term interest rates had declined by 1%, as expectations of growth evaporated and inflation fears once again gave way to deflation concerns. What started as a Greek sovereign debt problem evolved into a full-blown financial crisis during May and June and fueled a “flight-to-quality” rally in U.S. Treasury securities. By the end of June, those in the “more stimulus camp” appeared to be firmly back in charge and the debate changed from “exit strategy” to the need to prevent a “double-dip recession.” So we find ourselves twelve months later facing the same questions — when will real final demand return to the economy, how robust will it be and what is the need and role of government stimulus in the months ahead?

Given recent events, the recovery is likely to proceed at a slower pace and take longer than the markets initially expected. We remain optimistic that the healing process for global economies will continue and that economic growth will remain positive in the months ahead. As we have stated several times, we believe the key to the U.S. recovery lies with a successful resumption of real final demand from consumers and businesses, along with avoiding any further shocks.

Exceptionally low, near-zero short-term interest rates this past year have resulted in record low yields on tax-free market funds. We expect to see some relief as the business outlook improves and the US economic recovery progresses. In the meantime, we will maintain our focus on securities of the highest credit quality that we believe present minimal credit risk. Thank you for your continued support of the Scout Funds.

Bruce C. Fernandez, CFA
Danielle L. Beagle
Scout Investment Advisors, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Scout Tax-Free Money Market Fund may be subject to federal Alternative Minimum Tax as well as state and local taxes.

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

TAX-FREE MONEY MARKET FUND

	Principal
	Amount	Value

ALASKA — 1.0%
City of Anchorage
5.625%, 09/01/16[4]	$750,000	$756,570
City of Valdez
0.090%, 12/01/33[4,5]	700,000	700,000
		1,456,570
COLORADO — 8.5%
Colorado Housing & Finance Authority
0.240%, 04/01/20[4,5]	900,000	900,000
0.250%, 11/01/21[4,5]	1,000,000	1,000,000
0.240%, 10/01/30[4,5]	2,700,000	2,700,000
0.310%, 10/01/30[4,5]	3,180,000	3,180,000
Eagle County School District No. Re50J
4.000%, 12/01/10	1,250,000	1,267,727
Lower Colorado River Authority, Commercial Paper
0.260%, 08/03/10	1,000,000	1,000,000
0.330%, 08/04/10	2,000,000	2,000,000
		12,047,727
CONNECTICUT — 2.4%
Connecticut Housing Finance Authority
0.160%, 05/15/39[4,5]	3,400,000	3,400,000

DISTRICT OF COLUMBIA — 1.4%
District of Columbia
0.240%, 04/01/42[4,5]	2,000,000	2,000,000

FLORIDA — 8.6%
City of Jacksonville
0.300%, 10/01/32[4,5]	3,300,000	3,300,000
JEA Florida Electric System Revenue Bond
0.270%, 10/01/34[4,5]	2,400,000	2,400,000
0.250%, 10/01/38[4,5]	2,700,000	2,700,000
0.220%, 10/01/41[4,5]	3,800,000	3,800,000
		12,200,000
GEORGIA — 0.7%
City of Atlanta
4.000%, 12/01/10	225,000	228,194
College Park Business & Industrial Development Authority
5.500%, 09/01/11[4]	690,000	709,756
		937,950
IDAHO — 0.2%
Boise City Independent School District
4.400%, 07/30/10	250,000	250,800

ILLINOIS — 0.8%
Village of Schaumburg
0.320%, 12/01/13[4,5]	1,100,000	1,100,000

KANSAS — 1.7%
City of Leawood
2.000%, 09/01/10	500,000	501,309
City of Overland Park
4.000%, 09/01/10	200,000	201,242
City of Topeka
3.000%, 08/15/10	500,000	501,518
4.000%, 08/15/10	200,000	200,894
Johnson County Unified School District No. 229
5.000%, 10/01/10	455,000	460,409
Johnson County Unified School District No. 512 —
Shawnee Mission
4.000%, 10/01/10	200,000	201,761
Sedgwick County Unified School District No. 259
2.500%, 10/01/10	350,000	351,755
		2,418,888
MARYLAND — 2.6%
Maryland Health & Higher Educational Facilities
Authority, Commercial Paper
0.240%, 07/07/10	3,639,000	3,639,000

MASSACHUSETTS — 5.3%
Commonwealth of Massachusetts
0.160%, 03/01/26[4,5]	750,000	750,000
Massachusetts Health & Educational
Facilities Authority
0.080%, 11/01/49[4,5]	800,000	800,000
Massachusetts State Water Pollution Abatement
5.625%, 08/01/18[4]	885,000	897,776
Massachusetts Water Resources Authority
0.220%, 08/01/20[4,5]	1,650,000	1,650,000
0.220%, 08/01/29[4,5]	3,500,000	3,500,000
		7,597,776
MINNESOTA — 3.0%
County of Hennepin
5.000%, 12/01/15[4]	200,000	203,772
Hennepin County
0.250%, 12/01/25[4,5]	4,050,000	4,050,000
		4,253,772

  (Continued on next page)

JUNE 30, 2010

SCHEDULE OF INVESTMENTS
June 30, 2010

TAX-FREE MONEY MARKET FUND (Continued)

	Principal
	Amount	Value

MISSOURI — 12.1%
City of Kansas City
4.000%, 12/01/10	$765,000	$775,661
5.800%, 12/01/18[4]	1,140,000	1,166,484
County of Platte
2.600%, 12/01/10	300,000	302,695
Kansas City Industrial Development Authority
0.160%, 04/01/27[4,5]	2,600,000	2,600,000
Missouri Development Finance Board
0.140%, 12/01/33[4,5]	5,000,000	5,000,000
Missouri State Health & Educational Facilities Authority
0.120%, 09/01/30[4,5]	1,100,000	1,100,000
0.170%, 09/01/30[4,5]	1,700,000	1,700,000
0.160%, 11/01/32[4,5]	1,100,000	1,100,000
0.120%, 10/01/35[4,5]	445,000	445,000
0.130%, 10/01/35[4,5]	3,100,000	3,100,000
		17,289,840
NEBRASKA — 3.5%
Lincoln Nebraska Electric System Revenue,
Commercial Paper
0.270%, 07/09/10	1,500,000	1,500,000
Omaha Public Power District, Commercial Paper
0.350%, 07/01/10	1,000,000	1,000,000
0.330%, 08/02/10	2,000,000	2,000,000
Omaha School District
2.000%, 12/15/10	500,000	503,751
		5,003,751
NEW HAMPSHIRE — 2.2%
County of Cheshire
4.250%, 10/01/10	750,000	757,105

New Hampshire Health & Education
Facilities Authority
0.160%, 06/01/31[4,5]	2,400,000	2,400,000
		3,157,105
NEW MEXICO — 0.3%
City of Albuquerque
4.000%, 07/01/10	400,000	400,000

NEW YORK — 5.8%
City of New York
0.200%, 02/15/13[4,5]	2,400,000	2,400,000
0.250%, 08/01/27[4,5]	2,400,000	2,400,000
0.250%, 08/01/31[4,5]	1,725,000	1,725,000
0.130%, 03/01/34[4,5]	900,000	900,000
New York City Municipal Water Finance Authority
0.130%, 06/15/24[4,5]	850,000	850,000
		8,275,000

NORTH CAROLINA — 12.5%
Buncombe County
0.400%, 12/01/11[4,5]	1,700,000	1,700,000
0.400%, 12/01/15[4,5]	1,175,000	1,175,000
0.400%, 12/01/16[4,5]	820,000	820,000
0.400%, 12/01/18[4,5]	1,000,000	1,000,000
0.400%, 12/01/20[4,5]	1,385,000	1,385,000
City of Charlotte
0.290%, 06/01/25[4,5]	1,000,000	1,000,000
City of Greensboro
0.300%, 02/01/28[4,5]	500,000	500,000
County of Wake
0.280%, 04/01/19[4,5]	3,440,000	3,440,000
0.280%, 04/01/20[4,5]	900,000	900,000
0.280%, 03/01/24[4,5]	350,000	350,000
0.280%, 03/01/26[4,5]	700,000	700,000
New Hanover County
0.300%, 02/01/26[4,5]	4,000,000	4,000,000
State of North Carolina
0.230%, 05/01/21[4,5]	810,000	810,000
		17,780,000
OKLAHOMA — 0.3%
Oklahoma City Water Utilities Trust
2.000%, 07/01/10	500,000	500,000

PENNSYLVANIA — 0.7%
Pennsylvania Turnpike Commission
0.300%, 12/01/38[4,5]	1,000,000	1,000,000

RHODE ISLAND — 1.4%
Rhode Island Health & Educational Building Corp.
0.250%, 09/01/32[4,5]	2,050,000	2,050,000

SOUTH DAKOTA — 3.3%
South Dakota Housing Development Authority
0.350%, 05/01/32[4,5]	4,700,000	4,700,000

TENNESSEE — 1.3%
County of Shelby
0.250%, 03/01/11[4,5]	200,000	200,000
0.310%, 04/01/30[4,5]	1,600,000	1,600,000
		1,800,000

SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2010

TAX-FREE MONEY MARKET FUND (Continued)

	Principal
	Amount	Value

TEXAS — 13.4%
Harris County, Commercial Paper
0.340%, 07/08/10	$6,500,000	$6,500,000
San Antonio Water System, Commercial Paper
0.300%, 07/06/10	3,000,000	3,000,000
State of Texas
5.000%, 10/01/10	500,000	505,806
5.000%, 10/01/10	500,000	505,938
Texas Public Finance Authority, Commercial Paper
0.250%, 07/09/10	4,000,000	4,000,000
0.270%, 08/05/10	1,500,000	1,500,000
University of Texas, Commercial Paper
0.200%, 07/06/10	3,000,000	3,000,000
		19,011,744
UTAH — 0.9%
Taylorsville-Bennion Improvement District
2.000%, 12/15/10	1,295,000	1,304,664

VIRGINIA — 2.4%
City of Portsmouth
5.000%, 07/01/10	455,000	455,000
County of Henrico
3.250%, 07/15/10	175,000	175,192
Virginia College Building Authority
0.150%, 02/01/26[4,5]	900,000	900,000
0.150%, 02/01/26[4,5]	1,900,000	1,900,000
		3,430,192

WISCONSIN — 0.6%
Madison Area Technical College
1.000%, 03/01/11	850,000	853,049

WYOMING — 2.4%
County of Uinta
0.100%, 08/15/20[4,5]	3,400,000	3,400,000

TOTAL INVESTMENTS
(Cost $141,257,828) — 99.3%		141,257,828

Other assets less liabilities — 0.7%		1,003,468

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
142,343,096 shares outstanding)		$142,261,296

[4]	Callable

[3]	Variable Rate Security (presented at the current rate as of June 30, 2010)

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

JUNE 30, 2010

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010
(in thousands except per share data)

	Stock	Mid Cap	Small Cap
	Fund	Fund	Fund

ASSETS:
Investment securities at cost	$103,302	$161,801	$383,042
Foreign cash at cost	—	—	—
Investment securities at value	$106,234	$157,415	$381,915
Foreign cash at value	—	—	—
Cash	653	913	1,535
Receivables:
Investments sold	1,961	—	4,345
Dividends	143	254	100
Interest	—	—	—
Fund shares sold	117	782	114
Due from Advisor	—	—	—
Prepaid and other assets	13	14	18
Total assets	109,121	159,378	388,027

LIABILITIES:
Payables:
Investments purchased	8,667	3,567	6,988
Fund shares redeemed	312	77	1,889
Dividends	—	—	—
Accrued investment advisory fees	10	19	20
Accrued administration and fund accounting fees	9	13	30
Accrued shareholder servicing fees	24	13	99
Accrued custody fees	1	1	6
Accrued registration fees	1	5	—
Other accrued expenses	10	11	78
Total liabilities	9,034	3,706	9,110
NET ASSETS	$100,087	$155,672	$378,917
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$112,658	$155,088	$504,687
Accumulated:
Net investment income (loss)	13	14	—
Net realized gain (loss) on investments and foreign currency transactions	(15,516)	4,956	(124,643)
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	2,932	(4,386)	(1,127)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$100,087	$155,672	$378,917
Capital Shares, $1.00 par value ($0.01 par value for Money Market Funds):
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Investor Class	9,431	14,989	31,410
Service Class	—	—	—
TOTAL SHARES ISSUED AND OUTSTANDING	9,431	14,989	31,410
NET ASSET VALUE PER SHARE — INVESTOR CLASS	$10.61	$10.39	$12.06
NET ASSET VALUE PER SHARE — SERVICE CLASS	$—	$—	$—

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

TrendStar Small Cap Fund	International Fund	International Discovery Fund	Bond Fund	Money Market Fund Federal Portfolio	Money Market Fund Prime Portfolio	Tax-Free Money Market Fund

$13,117	$4,992,350	$23,226	$121,390	$252,198	$496,964	$141,258
—	1,879	—	—	—	—	—
$13,546	$5,304,430	$23,035	$125,751	$252,198	$496,964	$141,258
—	1,708	—	—	—	—	—
45	35,348	24	—	9,575	568	238

—	—	—	—	—	—	600
1	18,692	94	—	—	—	—
—	—	—	773	362	843	183
1	7,993	5	16	—	—	—
58	—	119	—	2	1	—
17	92	9	13	17	18	28
13,668	5,368,263	23,286	126,553	262,154	498,394	142,307

—	30,323	—	—	5,000	—	—
—	3,622	51	685	—	34	—
—	—	—	76	2	3	1
—	343	—	1	—	6	—
6	251	6	8	18	34	12
9	765	10	22	11	15	10
1	74	2	2	5	10	2
—	92	1	—	1	1	2
19	227	12	19	28	46	19
35	35,697	82	813	5,065	149	46
$13,633	$5,332,566	$23,204	$125,740	$257,089	$498,245	$142,261

$48,441	$5,399,110	$25,588	$121,690	$257,086	$498,299	$142,288

—	1,748	(25)	1	—	—	—
(35,237)	(379,996)	(2,168)	(312)	3	(54)	(27)

429	311,704	(191)	4,361	—	—	—
$13,633	$5,332,566	$23,204	$125,740	$257,089	$498,245	$142,261

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

1,884	205,782	2,997	10,829	132,359	341,638	121,751
—	—	—	—	124,761	156,690	20,592
1,884	205,782	2,997	10,829	257,120	498,328	142,343
$7.24	$25.91	$7.74	$11.61	$1.00	$1.00	$1.00
$—	$—	$—	$—	$1.00	$1.00	$1.00

JUNE 30, 2010

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2010
(in thousands)

	Stock		Mid Cap		Small Cap
	Fund		Fund		Fund

INVESTMENT INCOME:
Interest income	$2		$2		$13
Dividend income	1,969	(1)	1,610	(1)	3,145
Total investment income	1,971		1,612		3,158
EXPENSES:
Investment advisory fees	671		846		3,617
Administration and fund accounting fees	112		106		424
Shareholder servicing fees	176		101		732
Professional fees	27		25		29
Federal and state registration fees	40		32		33
Custody fees	17		24		68
Reports to shareholders	18		11		160
Insurance fees	3		1		13
Directors’ fees	4		4		18
Distribution fees	—		—		—
Treasury insurance fees	—		—		—
Other expenses	10		11		21
Total expenses before recovery or waiver	1,078		1,161		5,115
Recovery (waiver) of fees	(71)		29		—
Net expenses	1,007		1,190		5,115
Net investment income (loss)	964		422		(1,957)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	2,548		20,042		92,966
Net realized gain (loss) on foreign currency transactions	—		—		—
Net increase (decrease) in unrealized appreciation/depreciation on investments
and translation of assets and liabilities in foreign currencies	5,210		(11,225)		(35,810)
Net realized and unrealized gain on investments and foreign currencies	7,758		8,817		57,156
Net increase in net assets resulting from operations	$8,722		$9,239		$55,199

(1)	Net of foreign tax withholding of (in thousands) $28, $27, $1, $13,421, and $63, respectively.

(2)	Including (in thousands) $883, $1,521, and $394, respectively, of voluntarily waived Investment Advisory fees and $471, $889, and $95, respectively, of voluntarily waived Distribution fees.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

TrendStar Small Cap Fund	International Fund		International Discovery Fund	Bond Fund	Money Market Fund Federal Portfolio		Money Market Fund Prime Portfolio		Tax-Free Money Market Fund

$—	$160		$1	$3,982	$523		$1,422		$504
85 (1)	111,807	(1)	466 (1)	—	—		—		—
85	111,967		467	3,982	523		1,422		504

96	34,871		238	515	822		1,891		488
75	2,757		75	103	279		472		176
59	6,730		71	154	69		96		60
28	160		25	23	30		38		28
37	336		23	30	40		45		38
10	975		20	27	50		86		24
6	665		7	17	16		49		10
—	76		—	3	8		18		5
1	171		1	4	10		19		5
—	—		—	—	471		889		94
—	—		—	—	—		64		15
9	101		24	24	12		21		10
321	46,842		484	900	1,807		3,688		953
(154)	—		(83)	(166)	(1,354	)(2)	(2,410	)(2)	(489	)(2)
167	46,842		401	734	453		1,278		464
(82)	65,125		66	3,248	70		144		40

391	(44,209)		(626)	1,515	5		22		—
—	13,359		(212)	—	—		—		—

952	311,889		2,455	1,271	—		—		—
1,343	281,032		1,617	2,786	5		22		—
$1,261	$346,164		$1,683	$6,034	$75		$166		$40

JUNE 30, 2010

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Stock Fund
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$964	$1,195
Net realized gain (loss) on investments and foreign currency transactions	2,548	(18,064)
Net increase (decrease) in unrealized appreciation/depreciation on investments
and translation of assets and liabilities in foreign currencies	5,210	(9,140)
Net increase (decrease) in net assets resulting from operations	8,722	(26,009)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(1,011)	(1,169)
Service Class	—	—
Tax return of capital
Investor Class	—	—
Service Class	—	—
Net realized gain on investments and foreign currency transactions
Investor Class	—	(1,354)
Service Class	—	—
Total distributions to shareholders	(1,011)	(2,523)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	35,412	96,134
Shares issued for reinvestment of distributions	896	2,280
Redemption fees	1	—
Shares redeemed	(48,497)	(55,654)
Net increase (decrease) from capital share transactions	(12,188)	42,760
Service Class
Shares sold	—	—
Shares issued for reinvestment of distributions	—	—
Redemption fees	—	—
Shares redeemed	—	—
Net increase (decrease) from capital share transactions	—	—
Net increase (decrease) from capital share transactions	(12,188)	42,760
Net increase (decrease) in net assets	(4,477)	14,228
NET ASSETS:
Beginning of period	104,564	90,336
End of period	$100,087	$104,564
Undistributed net investment income	13	60
TRANSACTIONS IN SHARES:
Investor Class
Shares sold	3,150	8,861
Shares reinvested	79	230
Shares redeemed	(4,301)	(5,549)
Net increase (decrease)	(1,072)	3,542
Service Class
Shares sold	—	—
Shares reinvested	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Net increase (decrease)	(1,072)	3,542

*   The information presented is for the period October 1, 2008 through June 30, 2009.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

Mid Cap Fund		Small Cap Fund		TrendStar Small Cap Fund			International Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009*	September 30, 2008	June 30, 2010	June 30, 2009

$422	$137	$(1,957)	$(1,791)	$(82)	$(38)	$(741)	$65,125	$47,344
20,042	(13,394)	92,966	(204,432)	391	(4,476)	(30,019)	(30,850)	(348,414)

(11,225)	3,108	(35,810)	(18,152)	952	1,054	(2,542)	311,889	(833,660)
9,239	(10,149)	55,199	(224,375)	1,261	(3,460)	(33,302)	346,164	(1,134,730)

(425)	(112)	—	—	—	—	—	(65,556)	(47,489)
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	(58)	—	—
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	(22,547)	—	(116,491)
—	—	—	—	—	—	—	—	—
(425)	(112)	—	—	—	—	(22,605)	(65,556)	(163,980)

106,289	29,746	67,956	180,999	7,932	2,562	11,340	2,458,450	1,606,709
279	69	—	—	—	—	22,516	62,988	157,703
8	7	24	35	—	—	—	298	576
(15,301)	(8,205)	(219,847)	(154,835)	(6,179)	(8,164)	(129,366)	(892,749)	(1,087,615)
91,275	21,617	(151,867)	26,199	1,753	(5,602)	(95,510)	1,628,987	677,373

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
91,275	21,617	(151,867)	26,199	1,753	(5,602)	(95,510)	1,628,987	677,373
100,089	11,356	(96,668)	(198,176)	3,014	(9,062)	(151,417)	1,909,595	(621,337)

55,583	44,227	475,585	673,761	10,619	19,681	171,098	3,422,971	4,044,308
$155,672	$55,583	$378,917	$475,585	$13,633	$10,619	$19,681	$5,332,566	$3,422,971
14	20	—	—	—	—	—	1,748	1,704

9,654	3,824	5,584	15,586	1,072	436	1,228	87,576	70,156
26	8	—	—	—	—	2,388	2,303	7,401
(1,387)	(1,057)	(17,490)	(14,085)	(840)	(1,394)	(14,574)	(32,086)	(46,076)
8,293	2,775	(11,906)	1,501	232	(958)	(10,958)	57,793	31,481

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
8,293	2,775	(11,906)	1,501	232	(958)	(10,958)	57,793	31,481

JUNE 30, 2010

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	International Discovery Fund
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$66	$106
Net realized gain (loss) on investments and foreign currency transactions	(838)	(1,328)
Net increase (decrease) in unrealized appreciation/depreciation on investments
and translation of assets and liabilities in foreign currencies	2,455	(2,143)
Net increase (decrease) in net assets resulting from operations	1,683	(3,365)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(88)	(101)
Service Class	—	—
Tax return of capital
Investor Class	—	—
Service Class	—	—
Net realized gain on investments and foreign currency transactions
Investor Class	—	(145)
Service Class	—	—
Total distributions to shareholders	(88)	(246)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	13,869	8,693
Shares issued for reinvestment of distributions	67	213
Redemption fees	—	1
Shares redeemed	(7,509)	(2,518)
Net increase (decrease) from capital share transactions	6,427	6,389
Service Class
Shares sold	—	—
Shares issued for reinvestment of distributions	—	—
Redemption fees	—	—
Shares redeemed	—	—
Net increase (decrease) from capital share transactions	—	—
Net increase (decrease) from capital share transactions	6,427	6,389
Net increase (decrease) in net assets	8,022	2,778
NET ASSETS:
Beginning of period	15,182	12,404
End of period	$23,204	$15,182
Undistributed net investment income	(25)	5
TRANSACTIONS IN SHARES:
Investor Class
Shares sold	1,726	1,241
Shares reinvested	8	33
Shares redeemed	(923)	(363)
Net increase (decrease)	811	911
Service Class
Shares sold	—	—
Shares reinvested	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Net increase (decrease)	811	911

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

Bond Fund		Money Market Fund Federal Portfolio		Money Market Fund Prime Portfolio		Tax-Free Money Market Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

$3,248	$3,221	$70	$1,598	$144	$5,527	$40	$1,145
1,515	143	5	10	22	(32)	—	—

1,271	3,267	—	—	—	—	—	—
6,034	6,631	75	1,608	166	5,495	40	1,145

(3,290)	(3,268)	(46)	(1,057)	(98)	(4,211)	(35)	(1,058)
—	—	(24)	(541)	(46)	(1,316)	(5)	(87)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(3,290)	(3,268)	(70)	(1,598)	(144)	(5,527)	(40)	(1,145)

53,853	68,697	229,656	330,267	507,581	463,571	232,881	251,973
2,241	2,010	1	183	5	1,313	—	67
—	—	—	—	—	—	—	—
(62,215)	(33,043)	(282,768)	(312,109)	(567,110)	(590,190)	(233,446)	(254,393)
(6,121)	37,664	(53,111)	18,341	(59,524)	(125,306)	(565)	(2,353)

—	—	1,176,823	1,044,924	245,028	932,295	52,059	51,944
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(1,142,917)	(1,099,373)	(271,039)	(1,155,021)	(49,832)	(58,466)
—	—	33,906	(54,449)	(26,011)	(222,726)	2,227	(6,522)
(6,121)	37,664	(19,205)	(36,108)	(85,535)	(348,032)	1,662	(8,875)
(3,377)	41,027	(19,200)	(36,098)	(85,513)	(348,064)	1,662	(8,875)

129,117	88,090	276,289	312,387	583,758	931,822	140,599	149,474
$125,740	$129,117	$257,089	$276,289	$498,245	$583,758	$142,261	$140,599
1	1	—	—	—	—	—	—

4,675	6,127	229,656	330,267	507,581	463,571	232,881	251,973
194	180	1	183	5	1,313	—	67
(5,404)	(2,971)	(282,768)	(312,109)	(567,110)	(590,190)	(233,446)	(254,393)
(535)	3,336	(53,111)	18,341	(59,524)	(125,306)	(565)	(2,353)

—	—	1,176,823	1,044,924	245,028	932,295	52,059	51,944
—	—	—	—	—	—	—	—
—	—	(1,142,917)	(1,099,373)	(271,039)	(1,155,021)	(49,832)	(58,466)
—	—	33,906	(54,449)	(26,011)	(222,726)	2,227	(6,522)
(535)	3,336	(19,205)	(36,108)	(85,535)	(348,032)	1,662	(8,875)

JUNE 30, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT STOCK FUND
	For the Years Ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.96	$12.98	$15.23	$15.09	$15.33

Income from investment operations:
Net investment income	0.10	0.11	0.16	0.17	0.14
Net realized and unrealized gain (loss) on securities	0.65	(2.88)	(0.50)	1.78	1.79
Total from investment operations	0.75	(2.77)	(0.34)	1.95	1.93

Distributions from:
Net investment income	(0.10)	(0.11)	(0.15)	(0.17)	(0.15)
Net realized gain on securities	—	(0.14)	(1.76)	(1.64)	(2.02)
Total distributions	(0.10)	(0.25)	(1.91)	(1.81)	(2.17)
Net asset value, end of period	$10.61	$9.96	$12.98	$15.23	$15.09
Total return	7.50%	(21.34)%	(3.14)%	13.52%	13.05%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$100	$105	$90	$93	$116
Ratio of expenses to average net assets:
Net of recovery/waiver of fees	0.90%	0.90%	0.90%	0.90%	0.90%
Before recovery/waiver of fees	0.96%	0.94%	0.93%	0.88%	0.93%
Ratio of net investment income to average net assets:
Net of recovery/waiver of fees	0.86%	1.13%	1.08%	1.11%	1.04%
Before recovery/waiver of fees	0.80%	1.09%	1.05%	1.13%	1.01%
Portfolio turnover rate	69%	46%	77%	71%	60%

SCOUT MID CAP FUND (Fund Inception October 31, 2006)
	For the Years Ended June 30,			For the Period Ended June 30,
	2010	2009	2008	2007
Net asset value, beginning of period	$8.30	$11.28	$12.01	$10.00

Income from investment operations:
Net investment income	0.04	0.02	—	0.01
Net realized and unrealized gain (loss) on securities	2.09	(2.98)	0.17	2.01
Total from investment operations	2.13	(2.96)	0.17	2.02

Distributions from:
Net investment income	(0.04)	(0.02)	—	(0.01)
Tax return of capital	—	—	(0.07)	—
Net realized gain on securities	—	—	(0.83)	—
Total distributions	(0.04)	(0.02)	(0.90)	(0.01)
Net asset value, end of period	$10.39	$8.30	$11.28	$12.01
Total return	25.61%	(26.27)%	1.39%	20.26	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$156	$56	$44	$30
Ratio of expenses to average net assets:
Net of recovery/waiver of fees	1.13%	1.40%	1.40%	1.40	%(b)
Before recovery/waiver of fees	1.10%	1.39%	1.31%	1.93	%(b)
Ratio of net investment income (loss) to average net assets:
Net of recovery/waiver of fees	0.40%	0.35%	(0.49)%	(0.06	)%(b)
Before recovery/waiver of fees	0.43%	0.36%	(0.40)%	(0.59	)%(b)
Portfolio turnover rate	184%	360%	415%	234	%(a)

(a)	Not annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT SMALL CAP FUND
	For the Years Ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.98	$16.11	$18.91	$17.40	$15.36

Income from investment operations:
Net investment loss	(0.06)	(0.04)	—	—	—
Net realized and unrealized gain (loss) on securities	1.14	(5.09)	(1.40)	2.45	2.45
Total from investment operations	1.08	(5.13)	(1.40)	2.45	2.45

Distributions from:
Net realized gain on securities	—	—	(1.40)	(0.94)	(0.41)
Total distributions	—	—	(1.40)	(0.94)	(0.41)
Net asset value, end of period	$12.06	$10.98	$16.11	$18.91	$17.40
Total return	9.84%	(31.84)%	(7.90)%	14.70%	16.16%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$379	$476	$674	$719	$594
Ratio of expenses to average net assets	1.06%	1.08%	1.01%	1.02%	1.06%
Ratio of net investment loss to average net assets:	(0.41)%	(0.36)%	(0.45)%	(0.13)%	(0.09)%
Portfolio turnover rate	358%	327%	226%	207%	92%

SCOUT TRENDSTAR SMALL CAP FUND (Fund Inception October 31, 2003)*
	For the Year Ended,	For the Period Ended June 30,		For the Years Ended September 30,
	June 30, 2010	2009**		2008	2007	2006	2005
Net asset value, beginning of period	$6.43	$7.54		$12.61	$12.19	$11.94	$10.48

Income from investment operations:
Net investment loss	(0.04)	(0.02)		(0.29)	(0.12)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on securities	0.85	(1.09)		(2.89)	1.70	0.59	1.68
Total from investment operations	0.81	(1.11)		(3.18)	1.58	0.49	1.61

Distributions from:
Tax return of capital	—	—		— (c)	—	—	—
Net realized gain on securities	—	—		(1.89)	(1.16)	(0.24)	(0.15)
Total distributions	—	—		(1.89)	(1.16)	(0.24)	(0.15)
Paid in capital from redemption fees	—	—		— (d)	— (d)	—	—
Net asset value, end of period	$7.24	$6.43		$7.54	$12.61	$12.19	$11.94
Total return	12.60%	(14.72	)%(a)	(28.20)%	13.44%	4.08%	15.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$14	$11		$20	$171	$235	$193
Ratio of expenses to average net assets:
Net of waiver of fees	1.30%	1.40	%(b)	1.40%	1.37%	1.36%	1.39%
Before waiver of fees	2.50%	1.57	%(b)	1.42%	1.37%	1.36%	1.39%
Ratio of net investment loss to average net assets:
Net of waiver of fees	(0.64)%	(0.50	)%(b)	(0.84)%	(0.79)%	(0.76)%	(0.90)%
Before waiver of fees	(1.84)%	(0.67	)%(b)	(0.86)%	(0.79)%	(0.76)%	(0.90)%
Portfolio turnover rate	56%	42	%(a)	53%	21%	37%	12%

*
Financial information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on June 30, 2009.

**	The Fund elected to change its fiscal year end from September to June. The information presented is for the period October 1, 2008 through June 30, 2009.
(a)	Not annualized.
(b)	Annualized.
(c)	Return of capital resulted in less than $0.005 per share.
(d)	Redemption fees resulted in less than $0.005 per share.

See accompanying Notes to Financial Statements.

JUNE 30, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT INTERNATIONAL FUND (Formerly known as the UMB Scout WorldWide Fund)*
	For the Years Ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$23.13	$34.71	$36.35	$29.80	$24.64

Income from investment operations:
Net investment income	0.33	0.34	0.43	0.48	0.26
Net realized and unrealized gain (loss) on securities	2.79	(10.59)	(1.02)	7.82	5.47
Total from investment operations	3.12	(10.25)	(0.59)	8.30	5.73

Distributions from:
Net investment income	(0.34)	(0.35)	(0.45)	(0.45)	(0.27)
Net realized gain on securities	—	(0.98)	(0.60)	(1.30)	(0.30)
Total distributions	(0.34)	(1.33)	(1.05)	(1.75)	(0.57)
Net asset value, end of period	$25.91	$23.13	$34.71	$36.35	$29.80
Total return	13.41%	(29.17)%	(1.71)%	28.47%	23.36%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$5,333	$3,423	$4,044	$3,405	$2,637
Ratio of expenses to average net assets:	0.97%	1.02%	0.96%	0.97%	1.03%
Ratio of net investment income to average net assets:	1.35%	1.56%	1.32%	1.50%	1.08%
Portfolio turnover rate	12%	16%	17%	19%	23%

*Until October 31, 2006.

SCOUT INTERNATIONAL DISCOVERY FUND (Fund Inception December 31, 2007)
	For the Years Ended June 30,		For the Period Ended June 30,
	2010	2009	2008
Net asset value, beginning of period	$6.95	$9.73	$10.00

Income from investment operations:
Net investment income	0.02	0.05	0.06
Net realized and unrealized gain (loss) on securities	0.80	(2.69)	(0.27)
Total from investment operations	0.82	(2.64)	(0.21)

Distributions from:
Net investment income	(0.03)	(0.05)	(0.06)
Net realized gain on securities	—	(0.09)	—
Total distributions	(0.03)	(0.14)	(0.06)
Net asset value, end of period	$7.74	$6.95	$9.73
Total return	11.77%	(26.99)%	(2.09	)%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$23	$15	$12
Ratio of expenses to average net assets:
Net of waivers of fees	1.60%	1.60%	1.60	%(b)
Before waivers of fees	1.93%	3.27%	3.35	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers of fees	0.26%	0.94%	1.98	%(b)
Before waivers of fees	(0.07)%	(0.73)%	0.23	%(b)
Portfolio turnover rate	26%	15%	12	%(a)

(a)	Not annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT BOND FUND
	For the Years Ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.36	$10.97	$10.74	$10.66	$11.16

Income from investment operations:
Net investment income	0.29	0.36	0.41	0.44	0.39
Net realized and unrealized gain (loss) on securities	0.25	0.39	0.23	0.08	(0.47)
Total from investment operations	0.54	0.75	0.64	0.52	(0.08)

Distributions from:
Net investment income	(0.29)	(0.36)	(0.41)	(0.44)	(0.42)
Total distributions	(0.29)	(0.36)	(0.41)	(0.44)	(0.42)
Net asset value, end of period	$11.61	$11.36	$10.97	$10.74	$10.66
Total return	4.84%	6.99%	6.02%	4.90%	(0.71)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$126	$129	$88	$93	$119
Ratio of expenses to average net assets:
Net of recovery/waiver of fees	0.57%	0.57%	0.87%	0.87%	0.87%
Before recovery/waiver of fees	0.70%	0.71%	0.91%	0.87%	0.90%
Ratio of net investment income to average net assets:
Net of recovery/waiver of fees	2.52%	3.18%	3.67%	4.04%	3.74%
Before recovery/waiver of fees	2.39%	3.04%	3.63%	4.05%	3.71%
Portfolio turnover rate	56%	46%	74%	34%	11%

See accompanying Notes to Financial Statements.

JUNE 30, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – INVESTOR CLASS
	For the Years Ended June 30,
	2010		2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—		0.01	0.03		0.05		0.04

Distributions from:
Net investment income	—		(0.01)	(0.03)		(0.05)		(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return	0.02%		0.61%	3.38%		4.82%		3.62%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$132		$185	$167		$278		$205
Ratio of expenses to average net assets:
Net of waiver of fees	0.17	%(a)	0.48%	0.47	%(b)	0.46	%(b)	0.50	%(b)
Before waiver of fees	0.49%		0.52%	0.47%		0.46%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.03	%(a)	0.59%	3.26	%(b)	4.73	%(b)	3.58	%(b)
Before waiver of fees	(0.29)%		0.55%	3.26%		4.73%		3.58%

(a)	The Advisor has voluntarily waived (in thousands) $579 of Investment Advisory fees.
(b)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
				For the Period
	For the Years Ended June 30,			Ended June 30,
	2010		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	—		—	0.03

Distributions from:
Net investment income	—		—	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00
Total return	0.03%		0.36%	2.69	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$125		$91	$145
Ratio of expenses to average net assets:
Net of waiver of fees	0.17	%(c)	0.78%	1.02	%(b)(d)
Before waiver of fees	0.99%		1.02%	1.02	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.03	%(c)	0.39%	2.88	%(b)(d)
Before waiver of fees	(0.79)%		0.15%	2.88	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $304 and $471 of Investment Advisory and Distribution fees, respectively.
(d)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – INVESTOR CLASS
	For the Years Ended June 30,
	2010		2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—		0.01	0.04		0.05		0.04

Distributions from:
Net investment income	—		(0.01)	(0.04)		(0.05)		(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return	0.03%		0.81%	3.58%		4.90%		3.68%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$341		$401	$526		$671		$572
Ratio of expenses to average net assets:
Net of waiver of fees	0.23	%(a)	0.50%	0.48	%(b)	0.46	%(b)	0.50	%(b)
Before waiver of fees	0.50%		0.53%	0.48%		0.46%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.02	%(a)	0.84%	3.47	%(b)	4.80	%(b)	3.64	%(b)
Before waiver of fees	(0.25)%		0.81%	3.47%		4.80%		3.64%

(a)	The Advisor has voluntarily waived (in thousands) $1,035 of Investment Advisory fees.
(b)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
				For the Period
	For the Years Ended June 30,			Ended June 30,
	2010		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	—		0.01	0.03

Distributions from:
Net investment income	—		(0.01)	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00
Total return	0.02%		0.54%	2.88	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$157		$183	$406
Ratio of expenses to average net assets:
Net of waiver of fees	0.23	%(c)	0.80%	1.03	%(b)(d)
Before waiver of fees	1.00%		1.03%	1.03	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.02	%(c)	0.58%	3.10	%(b)(d)
Before waiver of fees	(0.75)%		0.35%	3.10	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $486 and $889 of Investment Advisory and Distribution fees, respectively.
(d)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

JUNE 30, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT TAX-FREE MONEY MARKET FUND – INVESTOR CLASS
	For the Years Ended June 30,
	2010		2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—		0.01	0.02		0.03		0.02

Distributions from:
Net investment income	—		(0.01)	(0.02)		(0.03)		(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return	0.03%		0.70%	2.36%		3.14%		2.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$122		$122	$124		$140		$110
Ratio of expenses to average net assets:
Net of waiver of fees	0.29	%(a)	0.58%	0.53	%(b)	0.49	%(b)	0.53	%(b)
Before waiver of fees	0.53%		0.58%	0.53%		0.49%		0.53%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.02	%(a)	0.68%	2.29	%(b)	3.10	%(b)	2.33	%(b)
Before waiver of fees	(0.22)%		0.68%	2.29%		3.10%		2.33%

(a)	The Advisor has voluntarily waived (in thousands) $348 of Investment Advisory fees.
(b)	Ratio reflects no waiver.

SCOUT TAX-FREE MONEY MARKET FUND – SERVICE CLASS (Class Inception July 18, 2007)
				For the Period
	For the Years Ended June 30,			Ended June 30,
	2010		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	—		—	0.02

Distributions from:
Net investment income	—		—	(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00
Total return	0.02%		0.44%	1.75	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$20		$19	$25
Ratio of expenses to average net assets:
Net of waiver of fees	0.29	%(c)	0.84%	1.08	%(b)(d)
Before waiver of fees	1.03%		1.08%	1.08	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.02	%(c)	0.45%	1.87	%(b)(d)
Before waiver of fees	(0.72)%		0.21%	1.87	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $46 and $95 of Investment Advisory and Distribution fees, respectively.
(d)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
June 30, 2010

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following ten diversified portfolios: Scout Stock Fund (“Stock”), Scout Mid Cap Fund (“Mid Cap”), Scout Small Cap Fund (“Small Cap”), Scout TrendStar Small Cap Fund (“TrendStar Small Cap”), Scout International Fund (“International”), Scout International Discovery Fund (“International Discovery”), Scout Bond Fund (“Bond”), Scout Money Market Fund – Federal Portfolio (“Money Market – Federal Portfolio”), Scout Money Market Fund – Prime Portfolio (“Money Market – Prime Portfolio”) and Scout Tax-Free Money Market Fund (“Tax-Free Money Market”), (individually referred to as a “Fund,” or collectively as the “Funds”). Prior to October 2006, the Scout International Fund was known as the UMB Scout WorldWide Fund. Prior to June 2009, the Trust was known as UMB Scout Funds. On June 30, 2009, the TrendStar Small-Cap Fund series of TrendStar Investment Trust was reorganized into the Scout TrendStar Small Cap Fund, which commenced its operations on July 1, 2009 and is the successor to the TrendStar Small-Cap Fund. For financial statement purposes, the Scout TrendStar Small Cap Fund is considered the accounting survivor of the reorganization and, accordingly, certain financial history of the predecessor fund is included in these financial statements.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
Stock	Long-term growth of capital and income
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
TrendStar Small Cap	Long-term growth of capital
International	Long-term growth of capital and income
International Discovery	Long-term growth of capital
Bond	Maximum current income consistent with quality and maturity standards
Money Market – Federal Portfolio	Maximum income consistent with safety of principal and liquidity
Money Market – Prime Portfolio	Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market	Highest level of income exempt from federal income tax consistent with quality and maturity standards

The following is a summary of significant accounting policies consistently followed  by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Security Valuations — Each security listed on an exchange, except Nasdaq National Market® and Nasdaq SmallCap® securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market® and Nasdaq SmallCap® securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Money market holdings are valued at amortized cost according to Rule 2a-7 of the Investment Company Act of 1940.

If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security’s fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds’ advisor will value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its net asset value (“NAV”). The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the International and International Discovery Funds may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. On June 30, 2010, certain securities within the International and International Discovery Funds were fair valued by an independent third party in accordance with fair value pricing procedures adopted by the Board of Trustees.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates and evaluated quotations obtained from pricing services); or

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

  (Continued on next page)

JUNE 30, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

The following is a summary of the inputs used, as of June 30, 2010, in valuing the Funds’ assets:

Stock:
Security Type	Level 1	Level 2		Level 3	Total
Common Stocks[1]	$97,554,745	$—		$—	$97,554,745
U.S. Government and Agencies	—	8,679,000		—	8,679,000
Totals	$97,554,745	$8,679,000		$—	$106,233,745

Mid Cap:
Security Type	Level 1	Level 2		Level 3	Total
Common Stocks[1]	$145,283,688	$—		$—	$145,283,688
U.S. Government and Agencies	—	12,131,000		—	12,131,000
Totals	$145,283,688	$12,131,000		$—	$157,414,688

Small Cap:
Security Type	Level 1	Level 2		Level 3	Total
Common Stocks[1]	$361,514,677	$—		$—	$361,514,677
U.S. Government and Agencies	—	20,400,000		—	20,400,000
Totals	$361,514,677	$20,400,000		$—	$381,914,677

TrendStar Small Cap:
Security Type	Level 1	Level 2		Level 3	Total
Common Stocks[1]	$12,964,169	$—		$—	$12,964,169
U.S. Government and Agencies	—	582,000		—	582,000
Totals	$12,964,169	$582,000		$—	$13,546,169

International:
Security Type	Level 1	Level 2		Level 3	Total
Consumer Discretionary	$337,388,580	$143,971,141		$—	$481,359,721
Consumer Staples	415,833,236	294,292,819		—	710,126,055
Energy	440,373,779	55,861,197		—	496,234,976
Financials	920,226,032	147,323,429		—	1,067,549,461
Health Care	309,488,037	190,718,628		—	500,206,665
Industrials	632,833,807	93,538,280		—	726,372,087
Information Technology	399,364,502	165,249,634		—	564,614,136
Materials	280,265,800	140,466,750		—	420,732,550
Telecommunication Services	197,665,767	—		—	197,665,767
Utilities	41,685,046	—		—	41,685,046
U.S. Government and Agencies	—	97,883,796		—	97,883,796
Totals	$3,975,124,586	$1,329,305,674	[2]	$—	$5,304,430,260

International Discovery:
Security Type	Level 1	Level 2		Level 3	Total
Consumer Discretionary	$1,358,928	$1,466,186		$—	$2,825,114
Consumer Staples	928,828	1,339,179		—	2,268,007
Energy	332,966	826,692		—	1,159,658
Financials	1,953,358	1,458,659		—	3,412,017
Health Care	294,703	1,465,684		—	1,760,387
Industrials	2,138,624	3,844,089		—	5,982,713
Information Technology	855,940	963,670		—	1,819,610
Materials	960,679	1,126,260		—	2,086,939
Miscellaneous	880,200	—		—	880,200
Telecommunication Services	372,922	—		—	372,922
Utilities	143,620	—		—	143,620
U.S. Government and Agencies	—	324,000		—	324,000
Totals	$10,220,768	$12,814,419	[2]	$—	$23,035,187

SCOUT FUNDS ANNUAL REPORT

Bond:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$7,438,000	$—	$7,438,000
Corporate Debt	—	49,248,084	—	49,248,084
U.S. Government and Agencies	—	69,064,853	—	69,064,853
Totals	$—	$125,750,937	$—	$125,750,937

Money Market — Federal Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$252,197,665	$—	$252,197,665
Totals	$—	$252,197,665	$—	$252,197,665

Money Market — Prime Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$310,221,510	$—	$310,221,510
Corporate Debt	—	63,716,640	—	63,716,640
Municipal Bonds	—	7,250,000	—	7,250,000
U.S. Government and Agencies	—	115,775,720	—	115,775,720
Totals	$—	$496,963,870	$—	$496,963,870

Tax-Free Money Market:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$29,139,000	$—	$29,139,000
Municipal Bonds	—	112,118,828	—	112,118,828
Totals	$—	$141,257,828	$—	$141,257,828

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.

[2]
At June 30, 2010, all common stocks classified as Level 2 within the International and International Discovery Funds were transferred from Level 1 to Level 2 as a result of the funds performing a fair value adjustment on the securities reflected as Level 2. A security’s classification as Level 1 or Level 2 within these funds can move on a daily basis throughout the year depending on whether or not the fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

JUNE 30, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

Derivatives and Hedging requires enhanced disclosure about the Funds’ derivative and hedging activities. The International and International Discovery Funds’ policies permit the Funds to enter into forward foreign currency exchange contracts (“FFCECs”) principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. The investment policies of the remaining Funds are such that they are not permitted to invest in FFCECs. FFCECs involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The FFCECs were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into FFCECs include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.

During the year ended June 30, 2010, the International Fund entered into 122 contracts resulting in a realized gain of (in thousands) $761. The International Discovery Fund entered into 161 contracts resulting in a realized loss of (in thousands) $31. These amounts are included within the “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations.

As of June 30, 2010, the Funds do not hold any outstanding derivative contracts and as such, there is no unrealized gain or loss reflected within the financial statements.

b)
Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Daylight Time on June 30, 2010.

ii.
Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

c)
Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of June 30, 2010. Also, the Funds have recognized no interest or penalties related to uncertain tax benefits for the year ended June 30, 2010. At June 30, 2010, the fiscal years 2007 through 2010 remain open to examination in the Funds’ major tax jurisdictions.

As of June 30, 2010, the following funds had net capital loss carryovers:

(in thousands)	Stock	Small Cap	TrendStar Small Cap	International
For losses expiring June 30,
2011	$—	$—	$—	$—
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
2016	—	7,205	—	—
2017	5,711	48,224	31,895	114,409
2018	9,743	67,258	3,189	245,410
	$15,454	$122,687	$35,084	$359,819

(in thousands)	International Discovery	Bond	Money Market- Prime Portfolio	Tax-Free Money Market
For losses expiring June 30,
2011	$—	$—	$—	$25
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	41	—
2015	—	—	3	—
2016	—	312	—	—
2017	116	—	—	2
2018	1,199	—	10	—
	$1,315	$312	$54	$27

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2010, the Mid Cap, Bond, and Money Market-Federal Portfolio Funds utilized (in thousands) $7,229, $1,468 and $2, respectively, of their capital loss carryovers.

As of June 30, 2010, the TrendStar Small Cap, International and International Discovery Funds had (in thousands): $66, $19,937 and $839, respectively, of post-October capital losses, which are deferred until July 1, 2010 for tax  purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2010, the International Discovery Fund had (in thousands) $7 of post-October currency losses, which are deferred until July 1, 2010 for tax purposes. Net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

d)
Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

e)	Treasury’s Temporary Guarantee Program — The Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds

SCOUT FUNDS ANNUAL REPORT

entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). As of September 18, 2009, the Program is no longer in effect.

Under the Program, the Treasury guaranteed the share price of shares held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s NAV per share fell below $0.995 (a “Guarantee Event”) and liquidates. Recovery under the Program was subject to certain conditions and limitations.

Shares acquired by investors after September 19, 2008 that increased the number of shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, shares acquired by investors who did not hold shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

Participation in the Program for the three-month period ended December 18, 2008 required a payment to the Treasury in the amount of 0.010% of the net asset value as of September 19, 2008. The continued participation in the Program through April 30, 2009 required an additional payment to the Treasury of 0.015% of the net asset value as of September 19, 2008. Each Money Market Fund covered the expense of its participation in the Program. Payments made were amortized over the period of the participation in the Program and are shown as “Treasury insurance fees” on the Statements of Operations.

On March 31, 2009, the Treasury announced the further extension of its Temporary Guarantee Program for Money Market Funds until September 18, 2009, at which time the Program was scheduled to terminate for all money market funds. The Money Market – Prime Portfolio and Tax-Free Money Market Funds applied for continued participation in the Program for the period from May 1, 2009 through September 18, 2009. The continued participation through September 18, 2009 required an additional payment to the Treasury in the amount of 0.015% of the net asset value as of September 19, 2008. The Money Market – Federal Portfolio did not apply for continued participation and thus did not participate in the Program after April 30, 2009. Throughout the life of the Program, the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds paid (in thousands) $81, $301, and $70, respectively, to participate in the Program.

f)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

g)
Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

h)
Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

i)
Multiple Share Class – Money Market Funds — The Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% distribution fee. The Investor Class shares have no distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

For the year ended June 30, 2010, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived non-recoverable distribution fees of (in thousands) $471, $889, and $95, respectively.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a)
Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investment Advisors, Inc. (the “Advisor”). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2009 through June 30, 2010:

Stock — 0.60% of the first $1 billion of average daily net assets and 0.575% of average daily net assets over $1 billion.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

TrendStar Small Cap — 0.75% of average daily net assets.

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

International Discovery — 0.95% of the first $1 billion of average daily net assets and 0.85% of average daily net assets over $1 billion.

Bond — 0.40% of average daily net assets.

Money Market – Federal Portfolio and Tax-Free Money Market — 0.30% of average daily net assets.

Money Market – Prime Portfolio — 0.34% of average daily net assets.

Under an agreement with the Trust (the “Expense Limitation Agreement”), on behalf of the Stock, Mid Cap, TrendStar Small Cap, International Discovery, and Bond Funds, the Advisor has agreed to waive advisory fees and, if necessary, to assume certain other expenses in order to limit the total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) of the Stock, Mid Cap, TrendStar Small Cap, International Discovery, and Bond Funds to no more than 0.90%, 1.40%, 1.30%, 1.60% and 0.57% of each Fund’s average daily net assets (the “Expense Limit”), respectively, through October 31, 2011. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) for a fiscal year do not exceed the Expense Limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed and no reimbursement will be sought for the periods prior to October 31, 2006 for the Stock, Mid Cap, and Bond Funds.

The following table presents amounts eligible for recovery as well as the recovery/(waiver) activity for the year ended June 30, 2010:

			TrendStar	International
(in thousands)	Stock	Mid Cap	Small Cap	Discovery	Bond
Expense Reimbursements
Eligible for Recovery:
6/30/07	$—	$(29)	$—	$—	$—
6/30/08	(27)	—	—	(70)	(36)
6/30/09	(47)	—	—	(189)	(147)
Total Eligible for Recovery	$(74)	$(29)	$—	$(259)	$(183)

Current Year Expense
Recovery/(Waiver) Activity:
6/30/10	(71)	29	(154)	(83)	(166)
Total Eligible for Recovery after Current Year Activity	$(145)	$—	$(154)	$(342)	$(349)

  (Continued on next page)
JUNE 30, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

For the year ended June 30, 2010, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived non-recoverable Investment Advisory fees of (in thousands) $883, $1,521, and $394, respectively.

b)
Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2009 through June 30, 2010:

Stock, Mid Cap, Small Cap and TrendStar Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

For the period April 1, 2010 through June 30, 2010, Administration and Fund Accounting fees charged to the Money Market Funds were discounted by 10%. The Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds were subject to the following fees for this period: 0.090% of the first $250 million of average daily net assets, 0.0675% of the next $250 million of average daily net assets, 0.045% of the next $250 million of average daily net assets and 0.027% of daily net assets over $750 million.

Bond — 0.080% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

International and International Discovery — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

c)
Redemption Fees — Shareholders of the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds will be charged a 2% Redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. For the year ended June 30, 2010, the Mid Cap, Small Cap, TrendStar Small Cap, International, and International Discovery Funds received (in thousands) $0,  $24, $0, $298, and $0, respectively, in Redemption fees.

d)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

e)	Shareholder Servicing Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

f)
Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

g)	General — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates.

3.	INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended June 30, 2010, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
(in thousands)	Securities	Securities
Stock:
Purchases	$73,624	$—
Sales	86,499	—
Mid Cap:
Purchases	268,606	—
Sales	186,783	—
Small Cap:
Purchases	1,627,649	—
Sales	1,754,122	—
TrendStar Small Cap:
Purchases	8,214	—
Sales	6,932	—
International:
Purchases	2,230,077	—
Sales	566,132	—
International Discovery:
Purchases	13,138	—
Sales	5,922	—
Bond:
Purchases	21,136	46,878
Sale/Maturity proceeds	20,432	56,213

The aggregate amounts of security transactions during the year ended June 30, 2010 were as follows:

	Other than
	U.S. Government	U.S. Government
(in thousands)	Securities	Securities
Money Market – Federal Portfolio:
Purchases	$—	$15,228,092
Sale/Maturity proceeds	—	15,250,096
Money Market – Prime Portfolio:
Purchases	16,986,089	936,215
Sale/Maturity proceeds	17,026,793	982,841
Tax-Free Money Market:
Purchases	633,239	—
Sale/Maturity proceeds	629,333	—

SCOUT FUNDS ANNUAL REPORT

4.	FEDERAL TAX INFORMATION

At June 30, 2010, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

(in thousands)	Stock	Mid Cap	Small Cap	TrendStar Small Cap	International
Unrealized appreciation	$8,247	$7,363	$20,922	$2,092	$800,263
Unrealized depreciation	(5,378)	(13,832)	(24,005)	(1,749)	(505,227)
Net unrealized appreciation (depreciation)	$2,869	$(6,469)	$(3,083)	$343	$295,036
Cost of securities on a tax basis	$103,364	$163,884	$384,998	$13,203	$5,009,394

(in thousands)	International Discovery	Bond	Money Market –Federal Portfolio	Money Market – Prime Portfolio	Tax-Free Money Market
Unrealized appreciation	$2,412	$4,593	$—	$—	$—
Unrealized depreciation	(2,652)	(232)	—	—	—
Net unrealized appreciation (depreciation)	$(240)	$4,361	$—	$—	$—
Cost of securities on a tax basis	$23,275	$121,390	$252,198	$496,964	$141,258

The tax character of distributions paid during the years ended June 30, 2010 and 2009 were as follows:

	Stock		Mid Cap		Small Cap		TrendStar Small Cap			International
(in thousands)	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Period Ended June 30, 2009*	Year Ended September 30, 2008	Year Ended June 30, 2010	Year Ended June 30, 2009
Distributions paid from:
Ordinary Income	$1,011	$1,169	$425	$112	$—	$—	$—	$—	$—	$65,556	$47,489
Net long-term capital gains	—	1,354	—	—	—	—	—	—	22,547	—	116,491
Total taxable distributions	1,011	2,523	425	112	—	—	—	—	22,547	65,556	163,980
Exempt interest	—	—	—	—	—	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—	—	—	58	—	—
Total distributions paid	$1,011	$2,523	$425	$112	$—	$—	$—	$—	$22,605	$65,556	$163,980

	International Discovery		Bond		Money Market – Federal Portfolio		Money Market – Prime Portfolio		Tax-Free Money Market
(in thousands)	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2010	Year Ended June 30, 2009
Distributions paid from:
Ordinary Income	$88	$246	$3,290	$3,268	$70	$1,598	$144	$5,527	$—	$—
Net long-term capital gains	—	—	—	—	—	—	—	—	—	—
Total taxable distributions	88	246	3,290	3,268	70	1,598	144	5,527	—	—
Exempt interest	—	—	—	—	—	—	—	—	40	1,145
Tax return of capital	—	—	—	—	—	—	—	—	—	—
Total distributions paid	$88	$246	$3,290	$3,268	$70	$1,598	$144	$5,527	$40	$1,145

*The information presented is for the period October 1, 2008 through June 30, 2009.

(Continued on next page)
JUNE 30, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

As of June 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

(in thousands)	Stock	Mid Cap	Small Cap	TrendStar Small Cap	International
Undistributed ordinary income	$13	$82	$—	$—	$18,552
Undistributed long-term capital gains	—	6,971	—	—	—
Tax accumulated earnings	13	7,053	—	—	18,552
Accumulated capital and other losses	(15,453)	—	(122,687)	(35,151)	(379,755)
Unrealized appreciation (depreciation) on investments	2,869	(6,469)	(3,083)	343	295,036
Unrealized depreciation on foreign currency	—	—	—	—	(377)
Total accumulated earnings (deficit)	$(12,571)	$584	$(125,770)	$(34,808)	$(66,544)

(in thousands)	International Discovery	Bond	Money Market – Federal Portfolio	Money Market – Prime Portfolio	Tax-Free Money Market
Undistributed ordinary income	$18	$1	$3	$—	$—
Undistributed long-term capital gains	—	—	—	—	—
Tax accumulated earnings	18	1	3	—	—
Accumulated capital and other losses	(2,161)	(312)	—	(54)	(27)
Unrealized appreciation (depreciation) on investments	(240)	4,361	—	—	—
Unrealized depreciation on foreign currency	(1)	—	—	—	—
Total accumulated earnings (deficit)	$(2,384)	$4,050	$3	$(54)	$(27)

5.	SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. Management has evaluated the Funds’ related events and transactions and there were no events or transactions that materially impacted the amounts or disclosures in the Funds’ financial statements.

SCOUT FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2010

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Scout Funds (the “Funds”) comprising Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout TrendStar Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Bond Fund, Scout Money Market Fund – Federal Portfolio, Scout Money Market Fund – Prime Portfolio, and Scout Tax-Free Money Market Fund as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights of Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Bond Fund, Scout Money Market Fund – Federal Portfolio, Scout Money Market Fund – Prime Portfolio, and Scout Tax-Free Money Market Fund for the two years then ended and the statement of changes in net assets and financial highlights of the Scout TrendStar Small Cap Fund for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of Scout TrendStar Small Cap Fund for the periods ended prior to June 30, 2009 were audited by other auditors, whose report, dated August 31, 2009, expressed an unqualified opinion on these statements of changes in net assets and the financial highlights. The financial highlights of Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Bond Fund, Scout Money Market Fund – Federal Portfolio, Scout Money Market Fund – Prime Portfolio, and Scout Tax-Free Money Market Fund for the periods ended prior to July 1, 2008 were audited by other auditors, whose report, dated August 13, 2008, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout TrendStar Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Bond Fund, Scout Money Market Fund – Federal Portfolio, Scout Money Market Fund – Prime Portfolio, and Scout Tax-Free Money Market Fund, as of June 30, 2010, and the results of their operations, changes in their net assets and financial highlights for the periods indicated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
August 27, 2010

JUNE 30, 2010

EXPENSE EXAMPLE
June 30, 2010 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds will be charged a 2% redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/10-
Fund	1/1/10	6/30/10	Ratio	6/30/10*
Stock:
Actual	$1,000.00	914.30	0.9000%	$4.27
Hypothetical	1,000.00	1,020.54	0.9000	4.51

Mid Cap:
Actual	1,000.00	950.40	1.0757	5.20
Hypothetical	1,000.00	1,019.67	1.0757	5.39

Small Cap:
Actual	1,000.00	945.10	1.0820	5.22
Hypothetical	1,000.00	1,019.64	1.0820	5.42

TrendStar Small Cap:
Actual	1,000.00	973.10	1.3001	6.36
Hypothetical	1,000.00	1,018.55	1.3001	6.51

International:
Actual	1,000.00	897.10	0.9743	4.58
Hypothetical	1,000.00	1,020.17	0.9743	4.88

International Discovery:
Actual	1,000.00	928.30	1.6001	7.65
Hypothetical	1,000.00	1,017.07	1.6001	8.00

Bond:
Actual	1,000.00	1,026.60	0.5700	2.86
Hypothetical	1,000.00	1,022.17	0.5700	2.86

Money Market – Federal Portfolio
Investor Class:
Actual	1,000.00	1,000.10	0.1700	0.84
Hypothetical	1,000.00	1,024.16	0.1700	0.85

Money Market – Federal Portfolio
Service Class:
Actual	1,000.00	1,000.10	0.1715	0.85
Hypothetical	1,000.00	1,024.15	0.1715	0.86

Money Market – Prime Portfolio
Investor Class:
Actual	1,000.00	1,000.10	0.2272	1.13
Hypothetical	1,000.00	1,023.87	0.2272	1.14

Money Market – Prime Portfolio
Service Class:
Actual	1,000.00	1,000.10	0.2270	1.13
Hypothetical	1,000.00	1,023.87	0.2270	1.14

Money Market – Tax-Free Portfolio
Investor Class:
Actual	1,000.00	1,000.10	0.2440	1.21
Hypothetical	1,000.00	1,023.79	0.2440	1.22

Money Market – Tax-Free Portfolio
Service Class:
Actual	1,000.00	1,000.10	0.2434	1.21
Hypothetical	1,000.00	1,023.79	0.2434	1.22

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

SCOUT FUNDS ANNUAL REPORT

OTHER INFORMATION
June 30, 2010 (Unaudited)

Renewal of Investment Advisory Agreement

In February 2010, the Board of Trustees of the Scout Funds renewed the Investment Advisory Agreements with Scout Investment Advisors, Inc. (the “Advisor”) for each of the Funds except for the TrendStar Small Cap Fund, which had been approved for an initial term beginning on July 1, 2009 and expiring on March 31, 2011. After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreements for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the Advisor’s portfolio management capabilities and the investment staff, the Funds’ comparative investment performance, related administrative services provided by the Advisor, and other contributions by the Advisor, including revenue sharing payments from the Advisor’s own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. In addition, the Trustees reviewed information relating to benefits to the Advisor, such as receipt of research from brokers, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewals, as well as information gathered at quarterly Board meetings throughout the year. The Trustees regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor, and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under each agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Trustees reviewed independent third party information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies. The Funds’ advisory fees were generally at or below the median charged by peer funds (with the exception of the International Discovery Fund, though that Fund’s expenses were subsidized significantly through an expense limitation arrangement). The Trustees considered the Advisor’s profitability with respect to each Fund, particularly the International Fund, which is the largest Fund, in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Trustees concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable and that further breakpoints were not warranted. The Board also reviewed the distribution and marketing support provided by the Advisor, the resulting net inflows to the Funds despite the challenging market conditions where other fund groups were experiencing significant redemptions, as well as the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew  the agreements.

Tax-Exempt Designation

For Federal income tax purposes, the Tax-Free Money Market Fund designates tax-exempt income dividends of (in thousands) $40 for the year ended June 30, 2010.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and International Discovery Funds designate (in thousands) $124,740 and $522 of income derived from foreign sources and $12,849 and $59 of foreign taxes paid, respectively, for the year ended June 30, 2010.

Of the ordinary income (including short-term capital gains) distributions made by the International and International Discovery Funds during the year ended June 30, 2010, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, are $0.6062 and $0.1742 and the proportionate share of foreign taxes paid attributable to one share of stock are $0.0624 and $0.0197, respectively.

Qualified Dividend Income

For the year ended June 30, 2010, 100%, 100%, 100% and 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Stock, Mid Cap, International and International Discovery Funds, respectively, are designated as qualified dividend income.

Corporate Dividends Received Deduction

Dividends paid by the Stock, Mid Cap, International and International Discovery Funds, during the year ended June 30, 2010, which are not designated as capital gain distributions, should be multiplied by 100%, 100%, 2.38% and 8.18%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

JUNE 30, 2010

TRUSTEES AND OFFICERS
June 30, 2010 (Unaudited)

Name, Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen	Other Directorships Held by Trustee
Andrea F. Bielsker c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee	Trustee since 2005. Shall serve as Trustee until her resignation, or until terminated or until successor is elected and qualified.	Principal, AFB Consulting, since July 2008; Chief Financial Officer, Brooke Credit Corp., from 2007 to 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy, from 2002 to 2005.	10	None
William B. Greiner * c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 03/05/54	Trustee	Trustee since 2005. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	Executive Vice President, Scout Investment Advisors, Inc., since 2009; Chief Investment Officer, Scout Investment Advisors, Inc. and UMB Bank, n.a., from 2004 to 2009; Private Account Manager, True North, from 2003 to 2004.	10	Washburn Endowment Association; KCPT Public Television
Dr. William E. Hoffman, D.D.S. c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 04/11/38	Trustee	Trustee since 1982. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	Orthodontist.	10	None
Eric T. Jager c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 06/19/43	Trustee	Trustee since 1987. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	President, Windcrest Investment Management, Inc.; Executive Vice President, Investments, Bartlett and Company.	10	Nygaard Corporation
Stephen F. Rose c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/05/47	Chairman, Trustee	Chair since 2005; Trustee since 1989. Shall serve as Chairman, Trustee until his resignation, or until terminated or until his successor is elected and qualified.	Chairman, Sun Publications, Inc.	10	None
Gary W. DiCenzo c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 10/27/62	President	President since 2005; Vice President since 2004. Shall serve as President at the pleasure of the Board until his resignation, or termination or until his successor is elected and qualified.	President and Chief Executive Officer, Scout Distributors, LLC, since 2009; Executive Vice President, UMB Bank, n.a., from 2004 to 2009; Senior Vice President, UMB Bank, n.a., from 2003 to 2004.	N/A	N/A
James L. Moffett c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 03/27/41	Principal Executive Officer	Principal Executive Officer since 2003. Shall serve as Principal Executive Officer at the pleasure of the Board until his resignation, or termination or until his successor is elected and qualified.
Executive Vice President and Chief International Strategist, Scout Investment Advisors, Inc., since 2009; Chairman, Scout Investment Advisors, Inc., from 2001 to 2009; Executive Vice President, UMB Bank, n.a., from 2001 to 2009; Lead Manager of Scout International and International Discovery Funds, Co-Manager of Scout Stock Fund.
				N/A	N/A
Constance E. Martin c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 09/30/61	Chief Operating Officer and Secretary
Chief Operating Officer since 2008; Secretary since 2006.  Shall serve as Chief Operating Officer and Secretary at the pleasure of the Board until her resignation, or termination or until her successor is elected and qualified.
			Senior Vice President, Scout Investment Advisors, Inc., since 2008; Fund Administrator, UMB Fund Services, from 2005 to 2008; Compliance Officer, UMB Scout Funds, from 2003 to 2004.	N/A	N/A
C. Warren Green c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 12/27/58	Treasurer and Principal Financial Officer
Treasurer and Principal Financial Officer since 2005. Shall serve as Treasurer and Principal Financial Officer at the pleasure of the Board or until his resignation or termination or until his successor is elected and qualified.

Treasurer, Scout Investment Advisors, Inc., since 2009; Senior Vice President and Chief Operations Officer, Asset Management Division, UMB Bank, n.a., since 2007; Vice President and Chief Financial Officer, Asset Management Division, UMB Bank, n.a., from 2003 to 2007.
				N/A	N/A
Mark E. Osborne c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/23/66	Chief Compliance Officer	Chief Compliance Officer since 2008. Shall serve as Chief Compliance Officer at the pleasure of the Board or until his resignation or termination or until his successor is elected and qualified.
Vice President of UMB Financial Corp. since 2003; Director of Fiduciary Services Compliance, UMB Financial Corp., from 2003 to 2010; Chief Compliance Officer, Scout Investment Advisors, Inc., from 2007 to 2009.
				N/A	N/A

*
Mr. Greiner is considered to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, due to his employment by Scout Investment Advisors, Inc., the Funds’ investment advisor.

Total compensation for the independent trustees totaled $202,000 for the period ended June 30, 2010.

The Scout Fund’s Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

SCOUT FUNDS ANNUAL REPORT

  PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional
Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov
as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

  DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange
Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Stock Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout TrendStar Small Cap Fund, the Scout International Fund,
the Scout International Discovery Fund, the Scout Bond Fund, the Scout Money Market Fund – Federal Portfolio,
the Scout Money Market Fund – Prime Portfolio and the Scout Tax-Free Money Market Fund,
and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment Advisors, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
Stock Fund
Mid Cap Fund
Small Cap Fund
TrendStar Small Cap Fund
International Fund
International Discovery Fund
Bond Fund
Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio
Tax-Free Money Market Fund

INVESTMENT ADVISOR
Scout Investment Advisors, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
UMB Fund Services, Inc.
Milwaukee, Wisconsin
P.O. Box 1241 Milwaukee, WI 53201-1241 Toll Free 800-996-2862 scoutfunds.com “Scout” and the Scout design are registered service marks of UMB Financial Corporation. UMB 000045 (0810)

ANNUAL REPORT

June 30, 2010

Money Market Fund – Federal Portfolio
(UMFXX) – Investor Class Shares

Money Market Fund – Prime Portfolio
(UMPXX) – Investor Class Shares

Tax-Free Money Market Fund
(UMTXX) – Investor Class Shares

Table of Contents

Money Market Fund – Federal Portfolio	1
Money Market Fund – Prime Portfolio	1
Tax-Free Money Market Fund	5
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	18
Expense Example	19
Other Information	19
Trustees and Officers	20

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks,  including the possible loss of the principal invested.

SCOUT FUNDS ANNUAL REPORT

Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio

OBJECTIVE & STRATEGY (Unaudited)

The Scout Money Market Fund – Federal Portfolio and Scout Money Market Fund – Prime Portfolio each seek maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations.

FUND DIVERSIFICATION* (Unaudited)

Scout Money Market Fund – Federal Portfolio (UMFXX)

Based on total net assets as of June 30, 2010. Subject to change.

Scout Money Market Fund – Prime Portfolio (UMPXX)

Based on total net assets as of June 30, 2010. Subject to change.

The Scout Money Market Fund – Prime Portfolio provided a compounded average annual rate of return of 0.03%, 2.58% and 2.35% for the one-, five- and ten-year periods ended June 30, 2010. The Scout Money Market Fund – Federal Portfolio provided a compounded average annual rate of return 0.02%, 2.48% and 2.28% for the one- five- and ten-year periods ended June 30, 2010. The Fund’s current seven day yields as of June 30, 2010 were 0.01% and 0.01%, respectively. The Fund’s current seven day yield quotation more closely reflects the current earnings of the money market funds than the total return quotation. The Lipper Money Market Fund Index provided a return of 0.05%, 2.69% and 2.41% for the one-, five- and ten-year periods ended June 30, 2010. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and seven-day yield, please call 800-996-2862 or visit www.scoutfunds.com. Performance of the Service Class Shares of the Fund may be lower based on differences in expenses paid by the shareholders in the different classes.

This time last year, it appeared that the worst of the 2008 financial crisis had passed and there were signs the U.S. economy was on its way to recovery. Market participants debated the trajectory and the risks that remained. There were seemingly two camps — one that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation, and another camp that worried removing stimulus measures too soon might cause the nascent economic recovery to slide back into recession. The “growth camp” seemed to be the early winner as the economy showed signs of growth and the employment situation stabilized during the first quarter of 2010. Not surprisingly, interest rates rose to their highest levels since the 2008 financial crisis and were threatening to move higher. However, by the end of the second quarter, long-term interest rates had declined by 1%, as expectations of growth evaporated and inflation fears once again gave way to deflation concerns. What started as a Greek sovereign debt problem evolved into a full-blown financial crisis during May and June and fueled a “flight-to-quality” rally in U.S. Treasury securities. By the end of June, those in the “more stimulus camp” appeared to be firmly back in charge and the debate changed from “exit strategy” to the need to prevent a “double-dip recession.” So we find ourselves twelve months later facing the same questions — when will real final demand return to the economy, how robust will it be and what is the need and role of government stimulus in the months ahead?

Given recent events, the recovery is likely to proceed at a slower pace and take longer than the markets initially expected. We remain optimistic that the healing process for global economies will continue and that economic growth will remain positive in the months ahead. As we have stated several times, we believe the key to the U.S. recovery lies with a successful resumption of real final demand from consumers and businesses, along with avoiding any further shocks.

Exceptionally low, near-zero short-term interest rates this past year have resulted in record low yields on market funds. We expect to see some relief as the business outlook improves and the US economic recovery progresses. In the meantime, we will maintain our focus on securities of the highest credit quality that we believe present minimal credit risk. Thank you for your continued support of the Scout Funds.

Bruce C. Fernandez, CFA
Richard L. Talerico
Scout Investment Advisors, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JUNE 30, 2010
1

SCHEDULE OF INVESTMENTS
June 30, 2010

MONEY MARKET FUND – FEDERAL PORTFOLIO
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCIES — 98.1%
FDIC: TEMPORARY LIQUIDITY GUARANTEE
PROGRAM — 2.0%
Bank of America N.A.
0.718%, 12/23/10[1,2]	$5,000,000	$5,006,360

FEDERAL AGRICULTURAL MORTGAGE
CORPORATION — 15.6%
0.010%, 07/01/10	40,000,000	40,000,000
0.102%, 07/02/10	100,000	100,000

TOTAL FEDERAL AGRICULTURAL
MORTGAGE CORPORATION		40,100,000

FEDERAL FARM CREDIT BANK — 17.9%
0.351%, 07/06/10[1]	5,000,000	5,000,022
0.240%, 08/17/10[1]	5,000,000	5,000,000
0.321%, 09/03/10[1]	5,000,000	5,000,000
2.330%, 09/03/10	850,000	853,080
0.390%, 12/01/10[3]	7,150,000	7,149,926
0.700%, 12/09/10[1]	215,000	215,419
0.701%, 01/04/11[1]	5,000,000	5,009,440
0.387%, 01/28/11[1]	5,000,000	5,003,242
0.770%, 02/09/11[1]	5,000,000	5,014,682
0.320%, 02/14/11[1]	1,800,000	1,800,694
0.837%, 03/24/11[1]	6,000,000	6,025,066
TOTAL FEDERAL FARM CREDIT BANK		46,071,571

FEDERAL HOME LOAN BANK — 27.5%
0.002%, 07/01/10	19,288,000	19,288,000
0.041%, 07/02/10	9,050,000	9,049,990
5.000%, 07/12/10[1,3]	190,000	190,264
1.060%, 07/13/10	4,100,000	4,101,221
0.071%, 07/16/10	8,283,000	8,282,758
0.251%, 07/27/10[1]	5,000,000	5,000,042
4.125%, 08/13/10	1,070,000	1,074,945
1.350%, 09/03/10	420,000	420,689
5.125%, 09/10/10	1,045,000	1,054,949
1.150%, 11/05/10	5,000,000	5,014,216
0.330%, 12/10/10	5,000,000	5,001,665
0.400%, 01/04/11	2,885,000	2,885,000
0.450%, 02/25/11[3]	4,350,000	4,350,000
0.700%, 06/16/11[3]	5,000,000	5,000,000
TOTAL FEDERAL HOME LOAN BANK		70,713,739

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 20.3%
0.010%, 07/01/10	1,000,000	1,000,000
0.011%, 07/02/10	5,805,000	5,804,998
0.081%, 07/06/10	235,000	234,997
0.061%, 07/09/10	4,850,000	4,849,935
0.051%, 07/12/10	5,000,000	4,999,924
0.194%, 07/12/10[1]	2,300,000	2,300,057
4.125%, 07/12/10	2,000,000	2,002,368
0.064%, 07/14/10	1,542,000	1,541,965
0.107%, 08/02/10	3,800,000	3,799,644
5.125%, 08/23/10	5,475,000	5,513,574
0.464%, 08/24/10[1]	3,000,000	3,000,207
0.516%, 09/03/10[1]	5,000,000	5,000,739
0.284%, 01/14/11[1]	5,000,000	5,001,712
0.388%, 01/28/11[1]	1,200,000	1,200,816
4.125%, 02/24/11[3]	1,000,000	1,023,777
0.607%, 03/09/11[1]	5,000,000	5,006,024
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		52,280,737

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 14.8%
0.081%, 07/15/10	5,000,000	4,999,844
0.076%, 07/16/10	5,000,000	4,999,844
4.700%, 07/28/10[3]	2,000,000	2,006,314
0.101%, 08/02/10	6,450,000	6,449,427
0.297%, 08/05/10[1]	10,000,000	10,001,085
2.875%, 10/12/10	9,500,000	9,568,744
TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		38,025,258

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $252,197,665) — 98.1%		252,197,665

TOTAL INVESTMENTS
(Cost $252,197,665) — 98.1%		252,197,665

Other assets less liabilities — 1.9%		4,891,669

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
257,120,392 shares outstanding)		$257,089,334

[1]	Variable Rate Security (presented at the current rate as of June 30, 2010)

[2]	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.

[3]	Callable

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

SCOUT FUNDS ANNUAL REPORT
2

SCHEDULE OF INVESTMENTS
June 30, 2010

MONEY MARKET FUND – PRIME PORTFOLIO
	Principal
	Amount	Value
COMMERCIAL PAPER — 62.3%
Abbott Laboratories
0.120%, 07/01/10[4]	$7,000,000	$7,000,000
0.142%, 07/08/10[4]	4,000,000	3,999,891
Alaska Housing Finance Corp.
0.558%, 08/11/10	8,000,000	7,994,989
0.558%, 08/13/10	7,000,000	6,995,401
Bank of America Corp.
0.223%, 07/06/10	7,250,000	7,249,778
Bank of Nova Scotia
0.304%, 07/21/10[5]	7,250,000	7,248,792
0.284%, 08/20/10[5]	7,500,000	7,497,083
Basin Electric Power Cooperative, Inc.
0.233%, 07/22/10[4]	7,500,000	7,498,994
0.243%, 08/02/10[4]	7,000,000	6,998,507
BNP Paribas Finance, Inc.
0.030%, 07/01/10[5]	7,500,000	7,500,000
0.284%, 07/08/10[5]	7,500,000	7,499,592
Brown University
0.254%, 07/02/10	4,000,000	3,999,972
County of St. Joseph
0.456%, 07/14/10	15,000,000	14,997,562
Dell, Inc.
0.142%, 07/19/10	5,000,000	4,999,650
0.152%, 07/20/10	7,500,000	7,499,406
EI du Pont de Nemours & Co.
0.183%, 07/09/10[4]	7,000,000	6,999,720
0.152%, 07/16/10[4]	4,100,000	4,099,744
Emerson Electric Co.
0.170%, 07/01/10[4]	5,000,000	5,000,000
0.172%, 07/15/10[4]	7,250,000	7,249,521
0.162%, 08/05/10[4]	2,500,000	2,499,611
General RE Corp.
0.213%, 07/02/10	7,000,000	6,999,959
Harvard University
0.243%, 07/15/10	3,750,000	3,749,650
0.284%, 08/06/10	10,025,000	10,022,193
Hewlett-Packard Co.
0.193%, 07/07/10[4]	1,020,000	1,019,968
0.162%, 07/22/10[4]	7,500,000	7,499,300
Illinois Tool Works, Inc.
0.183%, 07/08/10[4]	14,750,000	14,749,484
International Business Machines Corp.
0.193%, 07/02/10[4]	7,250,000	7,249,962
0.162%, 07/07/10[4]	7,250,000	7,249,807
Kreditanstalt fuer Wiederaufbau
0.223%, 07/15/10[4,5]	7,500,000	7,499,358
0.223%, 08/23/10[4,5]	7,000,000	6,997,733
Medtronic, Inc.
0.193%, 07/13/10[4]	3,080,000	3,079,805
Nebraska Public Power District
0.325%, 07/23/10	7,500,000	7,498,533
0.254%, 07/28/10	7,450,000	7,448,603
Nestle Capital Corp.
0.130%, 07/01/10[4]	10,250,000	10,250,000
Northern Illinois Gas Co.
0.130%, 07/01/10	3,500,000	3,500,000
Northwest Natural Gas Co.
0.355%, 07/26/10	1,000,000	999,757
Royal Bank of Canada
0.254%, 07/06/10[5]	7,000,000	6,999,757
Sigma-Aldrich Corp.
0.190%, 07/01/10[4]	4,000,000	4,000,000
0.223%, 07/02/10[4]	1,835,000	1,834,989
0.172%, 07/14/10[4]	7,500,000	7,499,539
0.162%, 07/16/10[4]	1,500,000	1,499,900
Southern Co.
0.213%, 07/15/10[4]	2,890,000	2,889,764
Southern Co. Funding Corp.
0.213%, 07/09/10[4]	5,000,000	4,999,767
0.254%, 07/27/10[4]	7,000,000	6,998,736
United Technologies Corp.
0.061%, 07/01/10[4]	8,500,000	8,500,000
Vanderbilt University
0.325%, 07/13/10	3,008,000	3,007,679
0.243%, 07/15/10	2,100,000	2,099,804
Wal-Mart Stores, Inc.
0.152%, 07/13/10[4]	7,000,000	6,999,650
Walt Disney Co.
0.160%, 07/01/10[4]	7,250,000	7,250,000
Yale University
0.243%, 07/13/10	5,000,000	4,999,600
TOTAL COMMERCIAL PAPER
(Cost $310,221,510) — 62.3%		310,221,510

CORPORATE BONDS — 12.8%
Bear Stearns Cos., LLC
5.850%, 07/19/10	7,500,000	7,519,688
Berkshire Hathaway Finance Corp.
0.594%, 01/11/11[1]	7,500,000	7,514,649
John Deere Capital Corp.
0.384%, 07/16/10[1]	2,250,000	2,250,071
0.960%, 08/19/10[1]	650,000	650,435
1.004%, 01/18/11[1]	6,740,000	6,763,126
JPMorgan Chase & Co.
0.858%, 09/24/10[1]	5,000,000	5,003,751
Kimberly-Clark Corp.
0.438%, 07/30/10[1]	7,500,000	7,500,951
U.S. Bancorp
4.500%, 07/29/10	7,900,000	7,922,143
Wal-Mart Stores, Inc.
4.125%, 07/01/10	5,000,000	5,000,000
4.750%, 08/15/10	1,921,000	1,931,589
Wells Fargo & Co.
4.625%, 08/09/10	4,125,000	4,143,973
0.766%, 01/24/11[1]	7,500,000	7,516,264
TOTAL CORPORATE BONDS
(Cost $63,716,640) — 12.8%		63,716,640

MUNICIPAL BOND — 1.4%
Iowa Finance Authority
0.320%, 01/01/39[1,3]	7,250,000	7,250,000
TOTAL MUNICIPAL BONDS
(Cost $7,250,000) — 1.4%		7,250,000

(Continued on next page)
JUNE 30, 2010
3

SCHEDULE OF INVESTMENTS
June 30, 2010

MONEY MARKET FUND – PRIME PORTFOLIO (Continued)
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCIES — 23.2%
FDIC: TEMPORARY LIQUIDITY GUARANTEE
PROGRAM — 0.8%
Bank of America N.A.
0.718%, 12/23/10[1,2]	$4,100,000	$4,105,236

FEDERAL FARM CREDIT BANK — 5.0%
0.351%, 07/06/10[1]	5,000,000	5,000,022
0.321%, 09/03/10[1]	5,000,000	5,000,000
0.387%, 01/28/11[1]	5,000,000	5,003,239
0.350%, 02/01/11	5,000,000	4,999,568
0.400%, 02/03/11[3]	5,000,000	5,000,000
TOTAL FEDERAL FARM CREDIT BANK		25,002,829

FEDERAL HOME LOAN BANK — 4.9%
0.245%, 10/08/10[1]	3,800,000	3,801,637
0.400%, 01/04/11	5,765,000	5,765,000
0.570%, 04/13/11[3]	10,000,000	9,998,334
0.700%, 06/16/11[3]	5,000,000	5,000,000
TOTAL FEDERAL HOME LOAN BANK		24,564,971

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 3.4%
0.194%, 07/12/10[1]	2,805,000	2,805,011
0.464%, 08/24/10[1]	3,309,000	3,309,478
0.284%, 01/14/11[1]	5,000,000	5,001,706
0.607%, 03/09/11[1]	5,832,000	5,838,997
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		16,955,192

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 2.0%
0.297%, 08/05/10[1]	10,000,000	10,001,419

U.S. TREASURY SECURITY — 7.1%
2.000%, 09/30/10	35,000,000	35,146,073

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $115,775,720) — 23.2%		115,775,720

TOTAL INVESTMENTS
(Cost $496,963,870) — 99.7%		496,963,870

Other assets less liabilities — 0.3%		1,281,076

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
498,328,153 shares outstanding)		$498,244,946

LLC — Limited Liability Company

[1]	Variable Rate Security (presented at the current rate as of June 30, 2010)

[2]	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.

[3]	Callable

[4]	144A Restricted Security

[5]	Foreign security denominated in U.S. dollars.

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT
4

Tax-Free Money Market Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

FUND DIVERSIFICATION* (Unaudited)

Scout Tax-Free Money Market Fund (UMTXX)

Based on total net assets as of June 30, 2010. Subject to change.

The Scout Tax-Free Money Market Fund provided a compounded average annual rate of return of 0.03%, 1.71% and 1.54% for the one-, five- and ten-year periods ended June 30, 2010. The Fund’s current seven-day yield as of June 30, 2010 was 0.01%. The Fund’s current seven-day yield quotation more closely reflects the current earnings of the Tax-Free Money Market Fund than the total return quotation. The Lipper Tax-Exempt Money Market Index posted an average of 0.05%, 1.82% and 1.64% for the one-, five- and ten-year periods ended June 30, 2010. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and seven-day yield, please call 800-996-2862 or visit www.scoutfunds.com. Performance of the Service Class Shares of the Fund may be lower based on differences in expenses paid by the shareholders in the different classes.

This time last year, it appeared that the worst of the 2008 financial crisis had passed and there were signs the U.S. economy was on its way to recovery. Market participants debated the trajectory and the risks that remained. There were seemingly two camps — one that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation, and another camp that worried removing stimulus measures too soon might cause the nascent economic recovery to slide back into recession. The “growth camp” seemed to be the early winner as the economy showed signs of growth and the employment situation stabilized during the first quarter of 2010. Not surprisingly, interest rates rose to their highest levels since the 2008 financial crisis and were threatening to move higher. However, by the end of the second quarter, long-term interest rates had declined by 1%, as expectations of growth evaporated and inflation fears once again gave way to deflation concerns. What started as a Greek sovereign debt problem evolved into a full-blown financial crisis during May and June and fueled a “flight-to-quality” rally in U.S. Treasury securities. By the end of June, those in the “more stimulus camp” appeared to be firmly back in charge and the debate changed from “exit strategy” to the need to prevent a “double-dip recession.” So we find ourselves twelve months later facing the same questions — when will real final demand return to the economy, how robust will it be and what is the need and role of government stimulus in the months ahead?

Given recent events, the recovery is likely to proceed at a slower pace and take longer than the markets initially expected. We remain optimistic that the healing process for global economies will continue and that economic growth will remain positive in the months ahead. As we have stated several times, we believe the key to the U.S. recovery lies with a successful resumption of real final demand from consumers and businesses, along with avoiding any further shocks.

Exceptionally low, near-zero short-term interest rates this past year have resulted in record low yields on tax-free market funds. We expect to see some relief as the business outlook improves and the US economic recovery progresses. In the meantime, we will maintain our focus on securities of the highest credit quality that we believe present minimal credit risk. Thank you for your continued support of the Scout Funds.

Bruce C. Fernandez, CFA
Danielle L. Beagle
Scout Investment Advisors, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Scout Tax-Free Money Market Fund may be subject to federal Alternative Minimum Tax as well as state and local taxes.

JUNE 30, 2010
5

SCHEDULE OF INVESTMENTS
June 30, 2010

TAX-FREE MONEY MARKET FUND
	Principal
	Amount	Value
ALASKA — 1.0%
City of Anchorage
5.625%, 09/01/16[3]	$750,000	$756,570
City of Valdez
0.090%, 12/01/33[1,3]	700,000	700,000
		1,456,570
COLORADO — 8.5%
Colorado Housing & Finance Authority
0.240%, 04/01/20[1,3]	900,000	900,000
0.250%, 11/01/21[1,3]	1,000,000	1,000,000
0.240%, 10/01/30[1,3]	2,700,000	2,700,000
0.310%, 10/01/30[1,3]	3,180,000	3,180,000
Eagle County School District No. Re50J
4.000%, 12/01/10	1,250,000	1,267,727
Lower Colorado River Authority, Commercial Paper
0.260%, 08/03/10	1,000,000	1,000,000
0.330%, 08/04/10	2,000,000	2,000,000
		12,047,727
CONNECTICUT — 2.4%
Connecticut Housing Finance Authority
0.160%, 05/15/39[1,3]	3,400,000	3,400,000

DISTRICT OF COLUMBIA — 1.4%
District of Columbia
0.240%, 04/01/42[1,3]	2,000,000	2,000,000

FLORIDA — 8.6%
City of Jacksonville
0.300%, 10/01/32[1,3]	3,300,000	3,300,000
JEA Florida Electric System Revenue Bond
0.270%, 10/01/34[1,3]	2,400,000	2,400,000
0.250%, 10/01/38[1,3]	2,700,000	2,700,000
0.220%, 10/01/41[1,3]	3,800,000	3,800,000
		12,200,000
GEORGIA — 0.7%
City of Atlanta
4.000%, 12/01/10	225,000	228,194
College Park Business & Industrial Development Authority
5.500%, 09/01/11[3]	690,000	709,756
		937,950
IDAHO — 0.2%
Boise City Independent School District
4.400%, 07/30/10	250,000	250,800

ILLINOIS — 0.8%
Village of Schaumburg
0.320%, 12/01/13[1,3]	1,100,000	1,100,000

KANSAS — 1.7%
City of Leawood
2.000%, 09/01/10	500,000	501,309
City of Overland Park
4.000%, 09/01/10	200,000	201,242
City of Topeka
3.000%, 08/15/10	500,000	501,518
4.000%, 08/15/10	200,000	200,894
Johnson County Unified School District No. 229
5.000%, 10/01/10	455,000	460,409
Johnson County Unified School District No. 512 —
Shawnee Mission
4.000%, 10/01/10	200,000	201,761
Sedgwick County Unified School District No. 259
2.500%, 10/01/10	350,000	351,755
		2,418,888
MARYLAND — 2.6%
Maryland Health & Higher Educational Facilities
Authority, Commercial Paper
0.240%, 07/07/10	3,639,000	3,639,000

MASSACHUSETTS — 5.3%
Commonwealth of Massachusetts
0.160%, 03/01/26[1,3]	750,000	750,000
Massachusetts Health & Educational
Facilities Authority
0.080%, 11/01/49[1,3]	800,000	800,000
Massachusetts State Water Pollution Abatement
5.625%, 08/01/18[3]	885,000	897,776
Massachusetts Water Resources Authority
0.220%, 08/01/20[1,3]	1,650,000	1,650,000
0.220%, 08/01/29[1,3]	3,500,000	3,500,000
		7,597,776
MINNESOTA — 3.0%
County of Hennepin
5.000%, 12/01/15[3]	200,000	203,772
Hennepin County
0.250%, 12/01/25[1,3]	4,050,000	4,050,000
		4,253,772

SCOUT FUNDS ANNUAL REPORT
6

SCHEDULE OF INVESTMENTS
June 30, 2010

TAX-FREE MONEY MARKET FUND (Continued)
	Principal
	Amount	Value
MISSOURI — 12.1%
City of Kansas City
4.000%, 12/01/10	$765,000	$775,661
5.800%, 12/01/18[3]	1,140,000	1,166,484
County of Platte
2.600%, 12/01/10	300,000	302,695
Kansas City Industrial Development Authority
0.160%, 04/01/27[1,3]	2,600,000	2,600,000
Missouri Development Finance Board
0.140%, 12/01/33[1,3]	5,000,000	5,000,000
Missouri State Health & Educational Facilities Authority
0.120%, 09/01/30[1,3]	1,100,000	1,100,000
0.170%, 09/01/30[1,3]	1,700,000	1,700,000
0.160%, 11/01/32[1,3]	1,100,000	1,100,000
0.120%, 10/01/35[1,3]	445,000	445,000
0.130%, 10/01/35[1,3]	3,100,000	3,100,000
		17,289,840
NEBRASKA — 3.5%
Lincoln Nebraska Electric System Revenue,
Commercial Paper
0.270%, 07/09/10	1,500,000	1,500,000
Omaha Public Power District, Commercial Paper
0.350%, 07/01/10	1,000,000	1,000,000
0.330%, 08/02/10	2,000,000	2,000,000
Omaha School District
2.000%, 12/15/10	500,000	503,751
		5,003,751
NEW HAMPSHIRE — 2.2%
County of Cheshire
4.250%, 10/01/10	750,000	757,105
New Hampshire Health & Education
Facilities Authority
0.160%, 06/01/31[1,3]	2,400,000	2,400,000
		3,157,105
NEW MEXICO — 0.3%
City of Albuquerque
4.000%, 07/01/10	400,000	400,000

NEW YORK — 5.8%
City of New York
0.200%, 02/15/13[1,3]	2,400,000	2,400,000
0.250%, 08/01/27[1,3]	2,400,000	2,400,000
0.250%, 08/01/31[1,3]	1,725,000	1,725,000
0.130%, 03/01/34[1,3]	900,000	900,000
New York City Municipal Water Finance Authority
0.130%, 06/15/24[1,3]	850,000	850,000
		8,275,000
NORTH CAROLINA — 12.5%
Buncombe County
0.400%, 12/01/11[1,3]	1,700,000	1,700,000
0.400%, 12/01/15[1,3]	1,175,000	1,175,000
0.400%, 12/01/16[1,3]	820,000	820,000
0.400%, 12/01/18[1,3]	1,000,000	1,000,000
0.400%, 12/01/20[1,3]	1,385,000	1,385,000
City of Charlotte
0.290%, 06/01/25[1,3]	1,000,000	1,000,000
City of Greensboro
0.300%, 02/01/28[1,3]	500,000	500,000
County of Wake
0.280%, 04/01/19[1,3]	3,440,000	3,440,000
0.280%, 04/01/20[1,3]	900,000	900,000
0.280%, 03/01/24[1,3]	350,000	350,000
0.280%, 03/01/26[1,3]	700,000	700,000
New Hanover County
0.300%, 02/01/26[1,3]	4,000,000	4,000,000
State of North Carolina
0.230%, 05/01/21[1,3]	810,000	810,000
		17,780,000
OKLAHOMA — 0.3%
Oklahoma City Water Utilities Trust
2.000%, 07/01/10	500,000	500,000

PENNSYLVANIA — 0.7%
Pennsylvania Turnpike Commission
0.300%, 12/01/38[1,3]	1,000,000	1,000,000

RHODE ISLAND — 1.4%
Rhode Island Health & Educational Building Corp.
0.250%, 09/01/32[1,3]	2,050,000	2,050,000

SOUTH DAKOTA — 3.3%
South Dakota Housing Development Authority
0.350%, 05/01/32[1,3]	4,700,000	4,700,000

TENNESSEE — 1.3%
County of Shelby
0.250%, 03/01/11[1,3]	200,000	200,000
0.310%, 04/01/30[1,3]	1,600,000	1,600,000
		1,800,000

(Continued on next page)
JUNE 30, 2010
7

SCHEDULE OF INVESTMENTS
June 30, 2010

TAX-FREE MONEY MARKET FUND (Continued)
	Principal
	Amount	Value
TEXAS — 13.4%
Harris County, Commercial Paper
0.340%, 07/08/10	$6,500,000	$6,500,000
San Antonio Water System, Commercial Paper
0.300%, 07/06/10	3,000,000	3,000,000
State of Texas
5.000%, 10/01/10	500,000	505,806
5.000%, 10/01/10	500,000	505,938
Texas Public Finance Authority, Commercial Paper
0.250%, 07/09/10	4,000,000	4,000,000
0.270%, 08/05/10	1,500,000	1,500,000
University of Texas, Commercial Paper
0.200%, 07/06/10	3,000,000	3,000,000
		19,011,744
UTAH — 0.9%
Taylorsville-Bennion Improvement District
2.000%, 12/15/10	1,295,000	1,304,664

VIRGINIA — 2.4%
City of Portsmouth
5.000%, 07/01/10	455,000	455,000
County of Henrico
3.250%, 07/15/10	175,000	175,192
Virginia College Building Authority
0.150%, 02/01/26[1,3]	900,000	900,000
0.150%, 02/01/26[1,3]	1,900,000	1,900,000
		3,430,192

WISCONSIN — 0.6%
Madison Area Technical College
1.000%, 03/01/11	850,000	853,049

WYOMING — 2.4%
County of Uinta
0.100%, 08/15/20[1,3]	3,400,000	3,400,000

TOTAL INVESTMENTS
(Cost $141,257,828) — 99.3%		141,257,828

Other assets less liabilities — 0.7%		1,003,468

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
142,343,096 shares outstanding)		$142,261,296

[1]	Variable Rate Security (presented at the current rate as of June 30, 2010)

[3]	Callable

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT
8

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010
(in thousands except per share data)

	Money Market	Money Market
	Fund	Fund	Tax-Free
	Federal	Prime	Money Market
	Portfolio	Portfolio	Fund
ASSETS:
Investment securities at cost	$252,198	$496,964	$141,258
Investment securities at value	$252,198	$496,964	$141,258
Cash	9,575	568	238
Receivables:
Investments sold	—	—	600
Interest	362	843	183
Due from Advisor	2	1	—
Prepaid and other assets	17	18	28
Total assets	262,154	498,394	142,307
LIABILITIES:
Payables:
Investments purchased	5,000	—	—
Fund shares redeemed	—	34	—
Dividends	2	3	1
Accrued investment advisory fees	—	6	—
Accrued administration and fund accounting fees	18	34	12
Accrued shareholder servicing fees	11	15	10
Accrued custody fees	5	10	2
Accrued registration fees	1	1	2
Other accrued expenses	28	46	19
Total liabilities	5,065	149	46
NET ASSETS	$257,089	$498,245	$142,261
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$257,086	$498,299	$142,288
Accumulated:
Net realized gain (loss) on investments	3	(54)	(27)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$257,089	$498,245	$142,261
Capital Shares, $0.01 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Investor Class	132,359	341,638	121,751
Service Class	124,761	156,690	20,592
TOTAL SHARES ISSUED AND OUTSTANDING	257,120	498,328	142,343
NET ASSET VALUE PER SHARE — INVESTOR CLASS	$1.00	$1.00	$1.00
NET ASSET VALUE PER SHARE — SERVICE CLASS	$1.00	$1.00	$1.00

See accompanying Notes to Financial Statements.

JUNE 30, 2010
9

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2010
(in thousands)

	Money Market		Money Market
	Fund		Fund		Tax-Free
	Federal		Prime		Money Market
	Portfolio		Portfolio		Fund
INVESTMENT INCOME:
Interest income	$523		$1,422		$504
EXPENSES:
Investment advisory fees	822		1,891		488
Administration and fund accounting fees	279		472		176
Shareholder servicing fees	69		96		60
Professional fees	30		38		28
Federal and state registration fees	40		45		38
Custody fees	50		86		24
Reports to shareholders	16		49		10
Insurance fees	8		18		5
Directors’ fees	10		19		5
Distribution fees	471		889		94
Treasury insurance fees	—		64		15
Other expenses	12		21		10
Total expenses before waiver	1,807		3,688		953
Waiver of fees	(1,354	)(1)	(2,410	)(1)	(489	)(1)
Net expenses	453		1,278		464
Net investment income	70		144		40
NET REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	5		22		—
Net increase in net assets resulting from operations	$75		$166		$40

(1)
Including (in thousands) $579, $1,035, and $348, respectively, of voluntarily waived Investment Advisory fees for the Investor Class. Also including (in thousands) $304, $486, and $46, respectively, of voluntarily waived Investment Advisory fees and $471, $889, and $95, respectively, of voluntarily waived Distributions fees for the Service Class.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT
10

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Money Market Fund		Money Market Fund
	Federal Portfolio		Prime Portfolio		Tax-Free Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$70	$1,598	$144	$5,527	$40	$1,145
Net realized gain (loss) on investments	5	10	22	(32)	—	—
Net increase in net assets resulting from operations	75	1,608	166	5,495	40	1,145
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(46)	(1,057)	(98)	(4,211)	(35)	(1,058)
Service Class	(24)	(541)	(46)	(1,316)	(5)	(87)
Total distributions to shareholders	(70)	(1,598)	(144)	(5,527)	(40)	(1,145)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	229,656	330,267	507,581	463,571	232,881	251,973
Shares issued for reinvestment of distributions	1	183	5	1,313	—	67
Shares redeemed	(282,768)	(312,109)	(567,110)	(590,190)	(233,446)	(254,393)
Net increase (decrease) from capital share transactions	(53,111)	18,341	(59,524)	(125,306)	(565)	(2,353)
Service Class
Shares sold	1,176,823	1,044,924	245,028	932,295	52,059	51,944
Shares issued for reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(1,142,917)	(1,099,373)	(271,039)	(1,155,021)	(49,832)	(58,466)
Net increase (decrease) from capital share transactions	33,906	(54,449)	(26,011)	(222,726)	2,227	(6,522)
Net increase (decrease) from capital share transactions	(19,205)	(36,108)	(85,535)	(348,032)	1,662	(8,875)
Net increase (decrease) in net assets	(19,200)	(36,098)	(85,513)	(348,064)	1,662	(8,875)
NET ASSETS:
Beginning of period	276,289	312,387	583,758	931,822	140,599	149,474
End of period	$257,089	$276,289	$498,245	$583,758	$142,261	$140,599
Undistributed net investment income	—	—	—	—	—	—
TRANSACTIONS IN SHARES:
Investor Class
Shares sold	229,656	330,267	507,581	463,571	232,881	251,973
Shares reinvested	1	183	5	1,313	—	67
Shares redeemed	(282,768)	(312,109)	(567,110)	(590,190)	(233,446)	(254,393)
Net increase (decrease)	(53,111)	18,341	(59,524)	(125,306)	(565)	(2,353)
Service Class
Shares sold	1,176,823	1,044,924	245,028	932,295	52,059	51,944
Shares reinvested	—	—	—	—	—	—
Shares redeemed	(1,142,917)	(1,099,373)	(271,039)	(1,155,021)	(49,832)	(58,466)
Net increase (decrease)	33,906	(54,449)	(26,011)	(222,726)	2,227	(6,522)
Net increase (decrease)	(19,205)	(36,108)	(85,535)	(348,032)	1,662	(8,875)
See accompanying Notes to Financial Statements.

JUNE 30, 2010
11

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – INVESTOR CLASS
	For the Years Ended June 30,
	2010		2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—		0.01	0.03		0.05		0.04

Distributions from:
Net investment income	—		(0.01)	(0.03)		(0.05)		(0.04)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.02%		0.61%	3.38%		4.82%		3.62%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$132		$185	$167		$278		$205
Ratio of expenses to average net assets:
Net of waiver of fees	0.17	%(a)	0.48%	0.47	%(b)	0.46	%(b)	0.50	%(b)
Before waiver of fees	0.49%		0.52%	0.47%		0.46%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.03	%(a)	0.59%	3.26	%(b)	4.73	%(b)	3.58	%(b)
Before waiver of fees	(0.29)%		0.55%	3.26%		4.73%		3.58%

(a)	The Advisor has voluntarily waived (in thousands) $579 of Investment Advisory fees.

(b)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)

				For the Period
	For the Years Ended June 30,			Ended June 30,
	2010		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	—		—	0.03

Distributions from:
Net investment income	—		—	(0.03)

Net asset value, end of period	$1.00		$1.00	$1.00

Total return	0.03%		0.36%	2.69	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$125		$91	$145
Ratio of expenses to average net assets:
Net of waiver of fees	0.17	%(c)	0.78%	1.02	%(b)(d)
Before waiver of fees	0.99%		1.02%	1.02	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.03	%(c)	0.39%	2.88	%(b)(d)
Before waiver of fees	(0.79)%		0.15%	2.88	%(b)

(a)	Not annualized.

(b)	Annualized.

(c)	The Advisor has voluntarily waived (in thousands) $304 and $471 of Investment Advisory and Distribution fees, respectively.

(d)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT
12

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – INVESTOR CLASS
	For the Years Ended June 30,
	2010		2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—		0.01	0.04		0.05		0.04

Distributions from:
Net investment income	—		(0.01)	(0.04)		(0.05)		(0.04)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.03%		0.81%	3.58%		4.90%		3.68%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$341		$401	$526		$671		$572
Ratio of expenses to average net assets:
Net of waiver of fees	0.23	%(a)	0.50%	0.48	%(b)	0.46	%(b)	0.50	%(b)
Before waiver of fees	0.50%		0.53%	0.48%		0.46%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.02	%(a)	0.84%	3.47	%(b)	4.80	%(b)	3.64	%(b)
Before waiver of fees	(0.25)%		0.81%	3.47%		4.80%		3.64%

(a)	The Advisor has voluntarily waived (in thousands) $1,035 of Investment Advisory fees.

(b)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
				For the Period
	For the Years Ended June 30,			Ended June 30,
	2010		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	—		0.01	0.03

Distributions from:
Net investment income	—		(0.01)	(0.03)

Net asset value, end of period	$1.00		$1.00	$1.00

Total return	0.02%		0.54%	2.88	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$157		$183	$406
Ratio of expenses to average net assets:
Net of waiver of fees	0.23	%(c)	0.80%	1.03	%(b)(d)
Before waiver of fees	1.00%		1.03%	1.03	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.02	%(c)	0.58%	3.10	%(b)(d)
Before waiver of fees	(0.75)%		0.35%	3.10	%(b)

(a)	Not annualized.

(b)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $486 and $889 of Investment Advisory and Distribution fees, respectively.

(c)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

JUNE 30, 2010
13

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT TAX-FREE MONEY MARKET FUND – INVESTOR CLASS
	For the Years Ended June 30,
	2010		2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—		0.01	0.02		0.03		0.02

Distributions from:
Net investment income	—		(0.01)	(0.02)		(0.03)		(0.02)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.03%		0.70%	2.36%		3.14%		2.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$122		$122	$124		$140		$110
Ratio of expenses to average net assets:
Net of waiver of fees	0.29	%(a)	0.58%	0.53	%(b)	0.49	%(b)	0.53	%(b)
Before waiver of fees	0.53%		0.58%	0.53%		0.49%		0.53%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.02	%(a)	0.68%	2.29	%(b)	3.10	%(b)	2.33	%(b)
Before waiver of fees	(0.22)%		0.68%	2.29%		3.10%		2.33%

(a)	The Advisor has voluntarily waived (in thousands) $348 of Investment Advisory fees.

(b)	Ratio reflects no waiver.

SCOUT TAX-FREE MONEY MARKET FUND – SERVICE CLASS (Class Inception July 18, 2007)
				For the Period
	For the Years Ended June 30,			Ended June 30,
	2010		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	—		—	0.02

Distributions from:
Net investment income	—		—	(0.02)

Net asset value, end of period	$1.00		$1.00	$1.00

Total return	0.02%		0.44%	1.75	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$20		$19	$25
Ratio of expenses to average net assets:
Net of waiver of fees	0.29	%(c)	0.84%	1.08	%(b)(d)
Before waiver of fees	1.03%		1.08%	1.08	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.02	%(c)	0.45%	1.87	%(b)(d)
Before waiver of fees	(0.72)%		0.21%	1.87	%(b)

(a) Not annualized.

(b) Annualized.

(c) The Advisor has voluntarily waived (in thousands) $46 and $95 of Investment Advisory and Distribution fees, respectively.

(d) Ratio reflects no waiver.

See accompanying Notes to Financial Statements.
SCOUT FUNDS ANNUAL REPORT
14

NOTES TO FINANCIAL STATEMENTS
June 30, 2010

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Scout Money Market Fund – Federal Portfolio (“Money Market – Federal Portfolio”), Scout Money Market Fund – Prime Portfolio (“Money Market – Prime Portfolio”) and Scout Tax-Free Money Market Fund (“Tax-Free Money Market”), (individually referred to as a “Fund,” or collectively as the “Funds”) are mutual funds offered by the Scout Funds, a Delaware statutory trust (the “Trust”), registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to June 2009, the Trust was known as UMB Scout Funds.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
Money Market – Federal Portfolio	Maximum income consistent with safety
of principal and liquidity
Money Market – Prime Portfolio	Maximum income consistent with safety
of principal and liquidity
Tax-Free Money Market	Highest level of income exempt from
federal income tax consistent with quality
and maturity standards

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Security Valuations — Money market holdings are valued at amortized cost, which approximates current market value, according to Rule 2a-7 of the Investment Company Act of 1940. If amortized cost of a fund holding deviates significantly from fair value, the holding will be recorded at fair value.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates and evaluated quotations obtained from pricing services); or

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The following is a summary of the inputs used, as of June 30, 2010, in valuing the Funds’ assets:

Money Market — Federal Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$252,197,665	$—	$252,197,665
Totals	$—	$252,197,665	$—	$252,197,665

Money Market — Prime Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$310,221,510	$—	$310,221,510
Corporate Debt	—	63,716,640	—	63,716,640
Municipal Bonds	—	7,250,000	—	7,250,000
U.S. Government and Agencies	—	115,775,720	—	115,775,720
Totals	$—	$496,963,870	$—	$496,963,870

Tax-Free Money Market:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$29,139,000	$—	$29,139,000
Municipal Bonds	—	112,118,828	—	112,118,828
Totals	$—	$141,257,828	$—	$141,257,828

(Continued on next page)

SCOUT FUNDS ANNUAL REPORT
15

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

b)
Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of June 30, 2010. Also, the Funds have recognized no interest or penalties related to uncertain tax benefits for the year ended June 30, 2010. At June 30, 2010, the fiscal years 2007 through 2010 remain open to examination in the Funds’ major tax jurisdictions.

As of June 30, 2010, the following funds had net capital loss carryovers:

	Money Market-	Tax-Free
(in thousands)	Prime Portfolio	Money Market

For losses expiring June 30,
2011	$—	$25
2012	—	—
2013	—	—
2014	41	—
2015	3	—
2016	—	—
2017	—	2
2018	10	—
	$54	$27

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2010, the Money Market-Federal Portfolio Fund utilized (in thousands) $2 of its capital loss carryovers.

c)
Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

d)
Treasury’s Temporary Guarantee Program — The Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). As of September 18, 2009, the Program is no longer in effect.

Under the Program, the Treasury guaranteed the share price of shares held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s NAV per share fell below $0.995 (a “Guarantee Event”) and liquidates. Recovery under the Program was subject to certain conditions and limitations.

Shares acquired by investors after September 19, 2008 that increased the number of shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, shares acquired by investors who did not hold shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

Participation in the Program for the three-month period ended December 18, 2008 required a payment to the Treasury in the amount of 0.010% of the net asset value as of September 19, 2008. The continued participation in the Program through April 30, 2009 required an additional payment to the Treasury of 0.015% of the net asset value as of September 19, 2008. Each Money Market Fund covered the expense of its participation in the Program. Payments made were amortized over the period of the participation in the Program and are shown as “Treasury insurance fees” on the Statements of Operations.

On March 31, 2009, the Treasury announced the further extension of its Temporary Guarantee Program for Money Market Funds until September 18, 2009, at which time the Program was scheduled to terminate for all money market funds. The Money Market – Prime Portfolio and Tax-Free Money Market Funds applied for continued participation in the Program for the period from May 1, 2009 through September 18, 2009. The continued participation through September 18, 2009 required an additional payment to the Treasury in the amount of 0.015% of the net asset value as of September 19, 2008. The Money Market – Federal Portfolio did not apply for continued participation and thus did not participate in the Program after April 30, 2009. Throughout the life of the Program, the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds paid (in thousands) $81, $301, and $70, respectively, to participate in the Program.

e)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

f)
Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

g)
Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

h)
Multiple Share Class – Money Market Funds — The Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% distribution fee. The Investor Class shares have no distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

For the year ended June 30, 2010, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds Service Class voluntarily waived non-recoverable distribution fees of (in thousands) $471, $889, and $95, respectively.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a)
Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investment Advisors, Inc. (the “Advisor”). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2009 through June 30, 2010:

Money Market – Federal Portfolio and Tax-Free Money Market — 0.30% of average daily net assets.

Money Market – Prime Portfolio — 0.34% of average daily net assets.

For the year ended June 30, 2010, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived non-recoverable Investment Advisory fees of (in thousands) $579, $1,035, and $348, respectively, for the Investor Class and $304, $486, and $46, respectively, for the Service Class.

SCOUT FUNDS ANNUAL REPORT
16

b)
Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2009 through June 30, 2010:

Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

For the period April 1, 2010 through June 30, 2010, Administration and Fund Accounting fees charged to the Money Market Funds were discounted by 10%. The Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds were subject to the following fees for this period: 0.090% of the first $250 million of average daily net assets, 0.0675% of the next $250 million of average daily net assets, 0.045% of the next $250 million of average daily net assets and 0.027% of daily net assets over $750 million.

c)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

d)	Shareholder Servicing Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

e)
Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

f)	General — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates.

3.	INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended June 30, 2010 were as follows:

	Other than
	U.S. Government	U.S. Government
(in thousands)	Securities	Securities
Money Market – Federal Portfolio:
Purchases	$—	$15,228,092
Sale/Maturity proceeds	—	15,250,096
Money Market – Prime Portfolio:
Purchases	16,986,089	936,215
Sale/Maturity proceeds	17,026,793	982,841
Tax-Free Money Market:
Purchases	633,239	—
Sale/Maturity proceeds	629,333	—

4.	FEDERAL TAX INFORMATION

At June 30, 2010, the cost of securities on a tax basis for federal income tax purposes were as follows:

(in thousands)	Money Market –Federal Portfolio	Money Market – Prime Portfolio	Tax-Free Money Market

Cost of securities on a tax basis	$252,198	$496,964	$141,258

The tax character of distributions paid during the years ended June 30, 2010 and 2009 were as follows:

	Money Market –		Money Market –		Tax-Free
	Federal Portfolio		Prime Portfolio		Money Market
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary Income	$70	$1,598	$144	$5,527	$—	$—
Total taxable distributions	70	1,598	144	5,527	—	—
Exempt interest	—	—	—	—	40	1,145
Total distributions paid	$70	$1,598	$144	$5,527	$40	$1,145

As of June 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

(in thousands)	Money Market –Federal Portfolio	Money Market –Prime Portfolio	Tax-Free Money Market

Undistributed ordinary income	$3	$—	$—
Tax accumulated earnings	3	—	—
Accumulated capital and other losses	—	(54)	(27)
Total accumulated earnings (deficit)	$3	$(54)	$(27)

5.	SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. Management has evaluated the Funds’ related events and transactions and there were no events or transactions that materially impacted the amounts or disclosures in the Funds’ financial statements.

JUNE 30, 2010
17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2010

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Scout Money Market Fund – Federal Portfolio, Scout Money Market Fund – Prime Portfolio, and Scout Tax-Free Money Market Fund, three of the portfolios constituting Scout Funds (the “Trust”) as of June 30, 2010, and the related statements of operations for the year then ended and changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to July 1, 2008 were audited by other auditors, whose report, dated August 13, 2008, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Scout Money Market Fund – Federal Portfolio, Scout Money Market Fund – Prime Portfolio, and Scout Tax-Free Money Market Fund, as of June 30, 2010, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
August 27, 2010

SCOUT FUNDS ANNUAL REPORT
18

EXPENSE EXAMPLE
June 30, 2010 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/10-
Fund	1/1/10	6/30/10	Ratio	6/30/10*
Money Market – Federal Portfolio
Investor Class:
Actual	$1,000.00	$1,000.10	0.1700%	$0.84
Hypothetical	1,000.00	1,024.16	0.1700	0.85
Money Market – Prime Portfolio
Investor Class:
Actual	1,000.00	1,000.10	0.2272	1.13
Hypothetical	1,000.00	1,023.87	0.2272	1.14
Money Market – Tax-Free Portfolio
Investor Class:
Actual	1,000.00	1,000.10	0.2440	1.21
Hypothetical	1,000.00	1,023.79	0.2440	1.22

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

OTHER INFORMATION
June 30, 2010 (Unaudited)

Renewal of Investment Advisory Agreement

In February 2010, the Board of Trustees of the Scout Funds renewed the Investment Advisory Agreements with Scout Investment Advisors, Inc. (the “Advisor”) for each of the Funds. After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreements for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the Advisor’s portfolio management capabilities and the investment staff, the Funds’ comparative investment performance, related administrative services provided by the Advisor, and other contributions by the Advisor, including revenue sharing payments from the Advisor’s own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. In addition, the Trustees reviewed information relating to benefits to the Advisor, such as receipt of research from brokers, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewals, as well as information gathered at quarterly Board meetings throughout the year. The Trustees regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor, and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under each agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Trustees reviewed independent third party information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies. The Funds’ advisory fees were generally at or below the median charged by peer funds. The Trustees considered the Advisor’s profitability with respect to each Fund in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Trustees concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable and that further breakpoints were not warranted. The Board also reviewed the distribution and marketing support provided by the Advisor, the resulting net inflows to the Funds despite the challenging market conditions where other fund groups were experiencing significant redemptions, as well as the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreements.

Tax-Exempt Designation

For Federal income tax purposes, the Tax-Free Money Market Fund designates tax-exempt income dividends of (in thousands) $40 for the year ended June 30, 2010.

JUNE 30, 2010
19

TRUSTEES AND OFFICERS
June 30, 2010 (Unaudited)

Name, Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen	Other Directorships Held by Trustee
Andrea F. Bielsker c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee	Trustee since 2005. Shall serve as Trustee until her resignation, or until terminated or until successor is elected and qualified.	Principal, AFB Consulting, since July 2008; Chief Financial Officer, Brooke Credit Corp., from 2007 to 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy, from 2002 to 2005.	10	None
William B. Greiner * c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 03/05/54	Trustee	Trustee since 2005. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	Executive Vice President, Scout Investment Advisors, Inc., since 2009; Chief Investment Officer, Scout Investment Advisors, Inc. and UMB Bank, n.a., from 2004 to 2009; Private Account Manager, True North, from 2003 to 2004.	10	Washburn Endowment Association; KCPT Public Television
Dr. William E. Hoffman, D.D.S. c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 04/11/38	Trustee	Trustee since 1982. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	Orthodontist.	10	None
Eric T. Jager c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 06/19/43	Trustee	Trustee since 1987. Shall serve as Trustee until his resignation, or until terminated or until successor is elected and qualified.	President, Windcrest Investment Management, Inc.; Executive Vice President, Investments, Bartlett and Company.	10	Nygaard Corporation
Stephen F. Rose c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/05/47	Chairman, Trustee	Chair since 2005; Trustee since 1989. Shall serve as Chairman, Trustee until his resignation, or until terminated or until his successor is elected and qualified.	Chairman, Sun Publications, Inc.	10	None
Gary W. DiCenzo c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 10/27/62	President	President since 2005; Vice President since 2004. Shall serve as President at the pleasure of the Board until his resignation, or termination or until his successor is elected and qualified.	President and Chief Executive Officer, Scout Distributors, LLC, since 2009; Executive Vice President, UMB Bank, n.a., from 2004 to 2009; Senior Vice President, UMB Bank, n.a., from 2003 to 2004.	N/A	N/A
James L. Moffett c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 03/27/41	Principal Executive Officer	Principal Executive Officer since 2003. Shall serve as Principal Executive Officer at the pleasure of the Board until his resignation, or termination or until his successor is elected and qualified.
Executive Vice President and Chief International Strategist, Scout Investment Advisors, Inc., since 2009; Chairman, Scout Investment Advisors, Inc., from 2001 to 2009; Executive Vice President, UMB Bank, n.a., from 2001 to 2009; Lead Manager of Scout International and International Discovery Funds, Co-Manager of Scout Stock Fund.
				N/A	N/A
Constance E. Martin c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 09/30/61	Chief Operating Officer and Secretary
Chief Operating Officer since 2008; Secretary since 2006.  Shall serve as Chief Operating Officer and Secretary at the pleasure of the Board until her resignation, or termination or until her successor is elected and qualified.
			Senior Vice President, Scout Investment Advisors, Inc., since 2008; Fund Administrator, UMB Fund Services, from 2005 to 2008; Compliance Officer, UMB Scout Funds, from 2003 to 2004.	N/A	N/A
C. Warren Green c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 12/27/58	Treasurer and Principal Financial Officer
Treasurer and Principal Financial Officer since 2005. Shall serve as Treasurer and Principal Financial Officer at the pleasure of the Board or until his resignation or termination or until his successor is elected and qualified.

Treasurer, Scout Investment Advisors, Inc., since 2009; Senior Vice President and Chief Operations Officer, Asset Management Division, UMB Bank, n.a., since 2007; Vice President and Chief Financial Officer, Asset Management Division, UMB Bank, n.a., from 2003 to 2007.
				N/A	N/A
Mark E. Osborne c/o Scout Funds 1010 Grand Boulevard Kansas City, Missouri 64106 11/23/66	Chief Compliance Officer	Chief Compliance Officer since 2008. Shall serve as Chief Compliance Officer at the pleasure of the Board or until his resignation or termination or until his successor is elected and qualified.
Vice President of UMB Financial Corp. since 2003; Director of Fiduciary Services Compliance, UMB Financial Corp., from 2003 to 2010; Chief Compliance Officer, Scout Investment Advisors, Inc., from 2007 to 2009.
				N/A	N/A

*
Mr. Greiner is considered to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, due to his employment by Scout Investment Advisors, Inc., the Funds’ investment advisor.

Total compensation for the independent trustees totaled $202,000 for the period ended June 30, 2010.

The Scout Fund’s Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

SCOUT FUNDS ANNUAL REPORT
20

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional
Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov
as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange
Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Money Market Fund – Federal Portfolio,
the Scout Money Market Fund – Prime Portfolio and the Scout Tax-Free Money Market Fund,
and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment Advisors, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio
Tax-Free Money Market Fund

INVESTMENT ADVISOR
Scout Investment Advisors, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
UMB Fund Services, Inc.
Milwaukee, Wisconsin
P.O. Box 1241 Milwaukee, WI 53201-1241 Toll Free 800-996-2862 scoutfunds.com “Scout” and the Scout design are registered service marks of UMB Financial Corporation.

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  A copy of the Code is attached as an exhibit.  There were no amendments to the Code or waivers from the provisions of the Code.

Item 3.  Audit Committee Financial Expert

The Registrant’s board has determined that Ms. Andrea Bielsker possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Ms. Bielsker as the “audit committee financial expert.”  Ms. Bielsker is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees for Registrant.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

Fiscal year ended June 30, 2010                                                                           $ 156,000
Fiscal year ended June 30, 2009                                                                           $ 136,000

 (b) Audit-Related Fees for Registrant.
The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

Fiscal year ended June 30, 2010                                                                           $   35,500
Fiscal year ended June 30, 2009                                                                           $   38,077

(c) Tax Fees for Registrant.
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant’s tax returns are as follows:

Fiscal year ended June 30, 2010                                                                           $    32,500
Fiscal year ended June 30, 2009                                                                           $    27,500

(d) All Other Fees.
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended June 30, 2010                                                                           $    2,500
Fiscal year ended June 30, 2009                                                                           None

(e)
(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           Not applicable.
(c)           Not applicable.
(d)           Not applicable.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant
None.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	(1)	Code of Ethics as required by Item 2. Filed as an attachment to this filing.

(2)
Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)
Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(c)	Disclosure Controls and Procedures as required by Item 11. Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ James L. Moffett
James L. Moffett
Principal Executive Officer & Chief International Strategist
August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffett
James L. Moffett
Principal Executive Officer & Chief International Strategist
August 26, 2010

/s/ C. Warren Green
C. Warren Green
Treasurer
August 26, 2010